UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6310

GREENWICH STREET SERIES FUND

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  DECEMBER 31
Date of reporting period: DECEMBER 31, 2004

ITEM 1.     REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

          Greenwich Street Series Fund Annual Report
                            Salomon Brothers Variable Money Market Fund

                                 Diversified Strategic Income Portfolio

                           Salomon Brothers Variable All Cap Value Fund

                                                 Equity Index Portfolio

                         Salomon Brothers Variable Growth & Income Fund

                       Salomon Brothers Variable Aggressive Growth Fund

                    Salomon Brothers Variable International Equity Fund

                                                      December 31, 2004

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................  1
SALOMON BROTHERS VARIABLE MONEY MARKET FUND:
     MANAGER OVERVIEW.......................................  4
     FUND AT A GLANCE.......................................  5
DIVERSIFIED STRATEGIC INCOME PORTFOLIO:
     MANAGER OVERVIEW.......................................  6
     FUND AT A GLANCE.......................................  8
     FUND PERFORMANCE.......................................  9
SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND:
     MANAGER OVERVIEW.......................................  10
     FUND AT A GLANCE.......................................  12
     FUND PERFORMANCE.......................................  13
EQUITY INDEX PORTFOLIO:
     MANAGER OVERVIEW.......................................  14
     FUND AT A GLANCE.......................................  15
     FUND PERFORMANCE.......................................  16
SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND:
     MANAGER OVERVIEW.......................................  17
     FUND AT A GLANCE.......................................  20
     FUND PERFORMANCE.......................................  21
SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND:
     MANAGER OVERVIEW.......................................  22
     FUND AT A GLANCE.......................................  24
     FUND PERFORMANCE.......................................  25
SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND:
     MANAGER OVERVIEW.......................................  26
     FUND AT A GLANCE.......................................  28
     FUND PERFORMANCE.......................................  29
FUND EXPENSES...............................................  30
SCHEDULES OF INVESTMENTS....................................  32
STATEMENTS OF ASSETS AND LIABILITIES........................  80
STATEMENTS OF OPERATIONS....................................  82
STATEMENTS OF CHANGES IN NET ASSETS.........................  84
FINANCIAL HIGHLIGHTS........................................  88
NOTES TO FINANCIAL STATEMENTS...............................  94
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....  105
ADDITIONAL INFORMATION......................................  106
IMPORTANT TAX INFORMATION...................................  109

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]
                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product(i) ("GDP") growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP growth rose to a strong 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is expected.

Turning to the financial markets, stocks in both the U.S. and abroad rallied sharply during the fourth quarter of 2004, helping to produce solid gains for the year. With the uncertainty of the Presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets. The overall bond market also generated positive returns during the fiscal year. This was surprising to many, given the economic expansion and five interest rate hikes by the Federal Reserve Board ("Fed")(ii).

Within this environment, the funds performed as follows(1):

                              PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2004
                                  (UNAUDITED)

                                                                  7-DAY           7-DAY
                                                              CURRENT YIELD  EFFECTIVE YIELD
  Salomon Brothers Variable Money Market Fund                         0.91%            0.92%


                                                               6 MONTHS        12 MONTHS
  Diversified Strategic Income Portfolio                             6.94%            6.74%

  Lehman Brothers Aggregate Bond Index                               4.18%            4.34%

  Blended Index: 35% Merrill Lynch GNMA Master Index, 35%
    Merrill Lynch Global Bond Index and 30% Merrill Lynch
    High Yield Master II Index                                       7.52%            7.88%

  Lipper Variable General Bond Funds Category Average                7.37%            6.92%

  Salomon Brothers Variable All Cap Value Fund -- Class I
    Shares                                                           2.56%            5.56%

  Russell 3000 Index                                                 8.06%           11.95%

  S&P 500 Index                                                      7.19%           10.87%

  Lipper Variable Multi-Cap Core Funds Category Average              8.03%           12.06%

  Equity Index Portfolio -- Class I Shares                           7.00%           10.52%

  Equity Index Portfolio -- Class II Shares                          6.86%           10.24%

  S&P 500 Index                                                      7.19%           10.87%

  Lipper Variable S&P 500 Index Objective Funds Category
    Average                                                          6.93%           10.35%

  Salomon Brothers Variable Growth & Income Fund -- Class I
    Shares                                                           5.82%            8.38%

  Russell 1000 Index                                                 7.81%           11.40%

  S&P 500 Index                                                      7.19%           10.87%

  Lipper Variable Large-Cap Core Funds Category Average              6.18%            8.59%


(1) Each fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts Business Trust. The funds are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The funds' performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the funds. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              PERFORMANCE SNAPSHOT
                      AS OF DECEMBER 31, 2004 (CONTINUED)
                                  (UNAUDITED)

                                                              6 MONTHS  12 MONTHS
  Salomon Brothers Variable Aggressive Growth Fund -- Class
    I Shares                                                     5.15%      9.10%

  Salomon Brothers Variable Aggressive Growth Fund -- Class
    II Shares                                                    4.99%      8.79%

  Russell 3000 Growth Index                                      3.86%      6.93%

  Nasdaq Composite Index                                         6.23%      8.59%

  Lipper Variable Multi-Cap Growth Funds Category Average        6.09%     10.40%

  Salomon Brothers Variable International Equity
    Fund -- Class I Shares                                      12.44%     17.04%

  MSCI EAFE Index                                               15.00%     20.25%

  Lipper Variable International Growth Funds Category
    Average                                                     12.93%     17.36%


     THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE AND INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PERFORMANCE FIGURES OF THE EQUITY INDEX PORTFOLIO, DIVERSIFIED STRATEGIC INCOME PORTFOLIO, SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND, SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND, SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND AND SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND MAY REFLECT REIMBURSEMENTS AND/OR FEE WAIVERS, WITHOUT WHICH THE PERFORMANCE WOULD HAVE BEEN LOWER.

     CURRENT REIMBURSEMENTS AND/OR FEE WAIVERS OF THE SALOMON BOTHERS VARIABLE MONEY MARKET FUND ARE VOLUNTARY, AND MAY BE REDUCED OR TERMINATED AT ANY TIME. ABSENT THESE REIMBURSEMENTS AND/OR WAIVERS, PERFORMANCE WOULD HAVE BEEN LOWER. THE 7-DAY CURRENT YIELD WOULD HAVE BEEN -0.63% AND THE 7-DAY EFFECTIVE YIELD WOULD HAVE BEEN -0.63%.

     FUND RETURNS ASSUME THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE AND THE DEDUCTION OF ALL FUND EXPENSES.

     Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 46 funds for the six-month period and among the 44 funds for the 12-month period in the Variable General Bond funds category. Returns were calculated among the 141 funds for the six-month period and among the 139 funds for the 12-month period in the Variable Multi-Cap Core funds category. Returns were calculated among the 53 funds for the six-month period and among the 53 funds for the 12-month period in the Variable S&P 500 Index Objective funds category. Returns were calculated among the 216 funds for the six-month period and among the 216 funds for the 12-month period in the Variable Large-Cap Core funds category. Returns were calculated among the 114 funds for the six-month period and among the 112 funds for the 12-month period in the Variable Multi-Cap Growth funds category. Returns were calculated among the 52 funds for the six-month period and among 52 funds for the 12-month period in the Variable International Growth funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUNDS

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The funds' Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds' response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM") and Citicorp Trust Bank ("CTB"), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the "Additional Information" note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

-s- R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 26, 2005

(i) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(ii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE MONEY MARKET FUND

PERFORMANCE UPDATE(1)

As of December 31, 2004, the seven-day current yield for Class A shares of the Salomon Brothers Variable Money Market Fund was 0.91% and its seven-day effective yield, which reflects compounding, was 0.92%.(2)

Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been -0.63% and the seven-day effective yield would have been -0.63%.

An investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

MARKET/ECONOMIC OVERVIEW

Robust consumer spending and business investment spurred gross domestic product(3) ("GDP") growth over the reporting period. Households benefited from a healthier job market, low interest rates, and the wealth effect created from rising home prices. Corporations continued to reap profits from improved balance sheets, low borrowing costs and continued tax incentives. The economy maintained the momentum of the recovery from the previous year enough for GDP to grow over 4% for 2004. Labor markets improved, although at times unevenly, adding over 2 million jobs during the reporting period. Oil prices rose sharply over the year, peaking in October 2004. Prices have since fallen and we believe this should lessen the negative impact to economic growth in the coming months. Overall, inflation remained well contained, but it rose modestly at the core level.

PORTFOLIO POSITIONING

Money market yields began to move higher in the second quarter of 2004, in anticipation of the first Federal Reserve Board ("Fed")(4) rate increase. Monetary policy was viewed as being accommodative and the Fed was seen as needing to shift to a less stimulative stance. In the middle of the second quarter, we started to shorten the average maturity of the fund in anticipation of higher yields and more attractive extension opportunities. For the remainder of the year, we maintained a cautious maturity stance. We continue to invest in high quality commercial paper, bank certificates of deposit and government agencies.

Thank you for your investment in the Salomon Brothers Variable Money Market Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

/s/ Martin R. Hanley
Martin R. Hanley
Portfolio Manager

January 13, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(1) The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
(3) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(4) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
 4

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE MONEY MARKET FUND (UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
U.S. Government Agencies and Instrumentalities                             80.10                              82.40
U.S. Treasury Obligation                                                   15.70                              13.50
Repurchase Agreement                                                        4.20                               4.10

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, the Diversified Strategic Income Portfolio returned 6.74%. These shares outperformed the fund's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index(i), which returned 4.34% for the same period. These shares underperformed the fund's previous unmanaged blended benchmark, 35% Merrill Lynch GNMA Master Index(ii), 35% Merrill Lynch Global Bond Index(iii) and 30% Merrill Lynch High Yield Master II Index(iv), which returned 7.88% for the same period, as well as the fund's Lipper Variable General Bond funds category average(2), which was 6.92% for the 12 months.

MARKET OVERVIEW

As widely anticipated, the Federal Reserve Board(v) ("Fed") raised its federal funds target rate(vi) during 2004, bringing it to 2.25%, at year end, from 1.00%, which had been its lowest level in more than 40 years. After the end of the fund's reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Even though the market fully expected the 25 basis point(vii) hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statements following the meetings still generated some anxiety. The Fed continued to reiterate throughout the year that it would increase rates "at a pace that is likely to be measured" but also added, "the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." The yield on the 10-year U.S. Treasury note ended the year with a small decline of 2 basis points, after reaching a low of 3.68% in March and then hitting a high of 4.87% in June. After reaching its high in June, the 10-year U.S. Treasury market rallied after the Fed's initial 25 basis point rate hike and remained range bound for the remainder of the year.

Most of the year was characterized by investors dissecting language from the Fed for clues on its assessment of the U.S. economy and pace of rate hikes. The U.S. economy's quarterly pace of growth continued to advance over the period and the economy has entered the fourth year of expansion since the 2001 recession.(viii) Although a series of one-off events -- surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. -- undoubtedly restrained growth in 2004, the economy proved resilient enough to grow 4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past year(ix), but the pace of improvements is uneven from month-to-month. Given the combination of strong gross domestic product(x) ("GDP") results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. All Treasuries finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes as the Treasury curve flattened during the second half of the year.

During 2004, the high-yield market, as represented by the Citigroup High Yield Market Index(xi), returned 10.79%, outperforming nearly all other fixed income asset classes. The high-yield market's strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds through most of the period.

Emerging markets debt performed positively through the 12 months ended December 31, 2004, returning 11.77% as represented by the J.P. Morgan Emerging Markets Bond Index Plus(xii) ("EMBI+"). Good country fundamentals, commodity price strength and the absence of U.S. Treasury market volatility during the majority of the period supported emerging markets debt returns.

FACTORS IMPACTING FUND PERFORMANCE

The fund's allocation to higher-yielding bonds has proved to be beneficial in benchmark outperformance over the period, which, in the managers' view, should continue as interest rates continue to rise from Fed tightening and the economy remains stable. Within the U.S. investment-grade component of the portfolio, we increased our allocations to mortgages

(1) The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 44 funds in the fund's Lipper category.
 6
throughout the year as mortgages continued to provide excess returns over U.S. Treasuries, ending the year at 142 basis points over U.S. Treasuries on a duration-adjusted basis according to Lehman Brothers. We were also able to tactically invest in the U.S. Treasury and asset-backed securities markets at favorable points of entry. We decreased our allocation to the U.S. high-yield market in favor of increasing exposure to emerging markets debt, which provided additional yield and performance over the 12 months, and to a lesser degree, non-U.S. investment grade. We remain slightly short duration versus the benchmark index, as we continue to position our portfolios defensively on interest rates.

Thank you for your investment in the Diversified Strategic Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,


-s- Peter J. Wilby                                     -s- Beth A. Semmel
Peter J. Wilby                                         Beth A. Semmel
Vice President and Investment Officer                  Vice President and Investment Officer

-s- Roger Lavan                                        -s- David M. Zahn
Roger M. Lavan                                         David M. Zahn
Vice President and Investment Officer                  Vice President and Investment Officer

-s- Olivier Asselin
Olivier Asselin
Vice President and Investment Officer

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's portfolio composition (as a percentage of net assets) as of December 31, 2004 were: U.S. Government Obligations and Agencies (45.9%); Repurchase Agreement (33.3%); Corporate Bonds and Notes (20.6%); Sovereign Debt -- Emerging Markets (17.0%); Sovereign
Debt -- Developed Markets (8.9%); Other (4.1%). The fund's portfolio composition is subject to change at any time.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance. As interest rates rise, bond prices fall, reducing the value of the fund's share price.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(ii) The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

(iii) The Merrill Lynch Global Bond Index is a broad-based, unmanaged index of high-yield securities.

(iv) The Merrill Lynch High Yield Master II Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

(v) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(vi) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(vii) A basis point is one one-hundredth (1/100 or 0.01) of one percent.

(viii) Source: Based upon gross domestic product data from the Bureau of Economic Analysis. Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ix) Based upon data from the U.S. Department of Labor.

(x) Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(xi) The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

(xii) The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
U.S. Government Agencies                                                    28.0                               26.9
Repurchase Agreement                                                        25.6                               25.2
Corporate Bonds and Notes                                                   15.8                               17.8
Sovereign Debt - Emerging Markets                                           13.1                                9.3
U.S. Treasury Obligations                                                    7.4                                7.5
Sovereign Debt - Developed Markets                                           6.8                                9.4
Other                                                                        3.3                                3.9

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 12/31/04 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------

    Twelve Months Ended 12/31/04          6.74%
    Five Years Ended 12/31/04             5.81
    Ten Years Ended 12/31/04              7.20

              CUMULATIVE TOTAL RETURN
              -----------------------
    12/31/94 through 12/31/04           100.48%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Diversified Strategic Income Portfolio on December 31, 1994 through December 31, 2004, with that of a similar investment in the Lehman Brothers Aggregate Bond Index and the Blended Index. Figures for the Lehman Brothers Aggregate Bond Index, an unmanaged index, are composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and include treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association ("GNMA"). The Merrill Lynch Global Bond Index is a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. This index includes BBB-rated bonds and some bonds that are not rated by the major U.S. rating agencies. The Merrill Lynch High Yield Master II Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

                                                                                                        BLENDED INDEX (35% OF THE
                                                                                                           MERRILL LYNCH GNMA
                                                                                                        MASTER INDEX, 35% OF THE
                                                                                                        MERRILL LYNCH GLOBAL BOND
                                                                                                          INDEX AND 30% OF THE
                                             DIVERSIFIED STRATEGIC INCOME        LEHMAN BROTHERS        MERRILL LYNCH HIGH-YIELD
                                                      PORTFOLIO               AGGREGATE BOND INDEX          MASTER II INDEX)
                                             ----------------------------     --------------------      -------------------------
12/94                                                   10000                         10000                       10000
12/95                                                   11618                         11848                       10498
12/96                                                   12915                         12428                       11144
12/97                                                   13966                         13627                       11694
12/98                                                   14861                         14811                       12165
12/99                                                   15117                         14690                       12303
12/00                                                   15541                         16399                       12603
12/01                                                   16033                         17785                       13027
12/02                                                   16809                         19609                       14099
12/03                                                   18782                         20413                       16018
12/04                                                   20048                         21298                       18198

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Salomon Brothers Variable All Cap Value Fund, returned 5.56%. These shares underperformed the fund's unmanaged benchmarks, the Russell 3000 Index(i) and the S&P 500 Index(ii), which returned 11.95% and 10.87%, respectively, for the same period. They also underperformed the fund's Lipper Variable Multi-Cap Core funds category average(2), which was 12.06%.

WHAT AFFECTED FUND PERFORMANCE?

Much of the portfolio's underperformance can be attributed to the underweight position in the consumer staples, financials and utilities sectors. Boosting performance was the fund's exposure to the energy and industrials sectors. The fund was underweight financials for all of 2004 because we felt that the risks were high that interest rates could rise materially. Many financial services companies can be adversely affected by rising interest rates. Although interest rates spiked early in the year, continued high demand for U.S. Treasury securities by Japan and other nations helped keep interest rates below levels we expected. As a result, the financials sector performed well in this environment and our underweight position detracted from performance. Our interest rate outlook also caused us to underweight utilities and the benign interest rates environment in 2004 also helped utility shares perform well.

MARKET OVERVIEW

We continue to characterize ourselves as "sober bulls" because the economic and political landscape contains both pluses and minuses. Individuals have liquid assets of about $5 trillion, equal to approximately 40% of the value of all common stocks. Corporations have historically high free cash flow, balance sheets are in excellent shape, and capital expenditures have yet to reach late cycle peaks. In fact, the relationship of capital expenditures by the corporate sector to free cash flow is at a 50 year low.

The list of negatives that have been reviewed rather continuously over the last year includes higher energy prices, the seeming inability of the U.S. economy to generate robust and sustainable job growth, a large and growing trade deficit accompanied by record borrowings from foreigners, a weaker dollar, the threat of higher interest rates, and of course, the ongoing conflict in Iraq. We do not minimize these concerns either individually or as a whole. We merely point out that all of them have been "aired" extensively and may have been factored, at least in part, into equity prices.

INVESTMENT DECISIONS DURING THE PERIOD

During 2004, the fund held overweight positions in the information technology, consumer discretionary, materials and telecommunications services sectors. The fund held underweight positions in consumer staples, energy, financials, healthcare, industrials and utilities. The five largest contributors to performance during 2004 were MOTOROLA, INC., a global provider of wireless, broadband, automotive communications technologies and embedded electronic products (0.66% contribution to the portfolio's return for the 12 month period ended December 31, 2004), THE WILLIAMS COS., INC, a natural gas company that primarily finds, produces, gathers, processes and transports natural gas. (0.61%), ELAN CORP. PLC a neuroscience-based biotechnology company (0.55%), LUCENT TECHNOLOGIES INC., a company that designs and delivers the systems, services and software that drive next-generation communications networks (0.51%) and RAYTHEON CO., who are engaged in the defense and government electronics, space, information technology ("IT"), technical services and business and special mission aircraft industry (0.49%). The five largest detractors were MERCK & CO. INC., a global research-driven pharmaceutical products company (-0.72%), APHTON CORP., a biopharmaceutical company focused on the development and commercialization of pharmaceutical products (-0.62%), LATTICE SEMICONDUCTOR CORP., a company that designs, develops and markets programmable logic devices
(PLDs) and related software (-0.58%), INTEL CORP., a company that designs, develops, manufactures and markets computing and communications products (-0.54%) and UNISYS CORP., a worldwide IT services and solutions company (-0.47%). During the year, Elan Corp. PLC was sold because it had exceeded our target price by a wide margin. Among the detractors, Merck & Co., Inc. and Lattice Semiconductor Corp. were sold during the period.

(1) The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 139 funds in the fund's Lipper category.
 10

Thank you for your investment in the Salomon Brothers Variable All Cap Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Salomon Brothers Variable All Cap Value Portfolio Management Team

January 19, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings, excluding short-term investments, (as a percentage of net assets) as of this date were: Johnson & Johnson (2.2%), Abbott Laboratories (2.2%), American Express Co. (2.0%), Wyeth (1.9%), The Chubb Corp. (1.9%), Time Warner Inc. (1.9%), Vodafone Group PLC (1.9%), GlobalSantaFe Corp. (1.8%), The Dow Chemical Co. (1.8%), and Texas Instruments Inc. (1.8%). Please refer to pages 46 through 50 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology (20.7%); Financials (19.9%); Consumer Discretionary (14.4%); Healthcare (13.0%); Materials (10.9%). The fund's portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The fund may invest in derivatives such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
(ii) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND (UNAUDITED)

Investment Breakdown
As a Percent of Total Investments
(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Information Technology                                                      20.6                               20.5
Financials                                                                  19.8                               19.7
Consumer Discretionary                                                      14.4                               13.6
Healthcare                                                                  12.9                               13.8
Materials                                                                   10.9                               11.9
Industrials                                                                    7                                8.6
Other                                                                       14.4                               11.9

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND (CLASS I SHARES) AS OF 12/31/04 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/04            5.56%
    Five Years Ended 12/31/04              (0.07)
    Ten Years Ended 12/31/04                6.77
             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/94 through 12/31/04              92.59%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable All Cap Value Fund on December 31, 1994 through December 31, 2004, with that of a similar investment in the Lipper Variable Multi-Cap Core Funds Peer Group Average, Russell 3000 Index and S&P 500 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

The Lipper Variable Multi-Cap Core Funds Peer Group Average is composed of 139 funds as of December 31, 2004, which underlie variable annuities.

                                          SALOMON BROTHERS
                                          VARIABLE ALL CAP                                                     LIPPER VARIABLE
                                        VALUE FUND (CLASS I                                                  MULTI-CAP CORE FUNDS
                                              SHARES)             S&P 500 INDEX        RUSSELL 3000 INDEX     PEER GROUP AVERAGE
                                        -------------------       -------------        ------------------    --------------------
12/94                                          10000                  10000                  10000                  10000
12/95                                          13247                  13755                  13680                  13162
12/96                                          14040                  15362                  16665                  15887
12/97                                          17342                  20486                  21961                  19947
12/98                                          20288                  26345                  27263                  22121
12/99                                          19324                  31886                  32960                  23752
12/00                                          22911                  28984                  30502                  26273
12/01                                          19155                  25541                  27006                  25938
12/02                                          13284                  19898                  21191                  21051
12/03                                          18246                  25602                  27772                  27657
12/04                                          19259                  28385                  31091                  30993

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

EQUITY INDEX PORTFOLIO

MARKET OVERVIEW

The economic expansion entered its fourth year at the close of 2004. Led by strong consumer and business investment demand, the balance of growth was quite healthy. Job growth accelerated last year, as continued profit growth increased corporate willingness to hire. With improving earnings fundamentals, the equity market performed well, particularly during the fourth quarter of the year. Energy stocks were among the biggest contributors because of historically high oil prices and solid earnings. As investors began to focus their attention on higher quality stocks with solid dividends and strong cash flow, less-cyclical industries such as foods, chemicals, and building materials also realized substantial gains. The outcome of the presidential election removed some uncertainties surrounding the healthcare and defense industries. However, technology stocks were generally weak, despite an impressive start in January. Concerns regarding terrorism, oil prices and weak profits also led to a significant decline in the auto and transportation sectors, especially the airlines. In the next several weeks, as retail sales data from the holiday season trickle out, the equity market could potentially experience more volatility as investors re-position their portfolios for the coming year.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Equity Index Portfolio returned 10.52%. These shares underperformed the fund's unmanaged benchmark, the S&P 500 Index(2), which returned 10.87% for the same period. They also performed in line with the fund's Lipper Variable S&P 500 Index Objective funds category average(3), which was 10.35%.

The fund is designed to provide reliable exposure to the large cap segment of the U.S. market through a broadly diversified portfolio structure. The fund matches the composition of the S&P 500 Index and owns the constituent index stocks at the appropriate index weight. The fund, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing. The fund performed in line with the S&P 500 Index after taking into account the impact of trading costs, fees and expenses.

Thank you for your investment in the Equity Index Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Travelers Investment Management Company Portfolio Management Team

January 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (19.9%); Information Technology (14.8%); Consumer Discretionary (13.6%); Industrials (12.1%) and Healthcare (12.1%). The fund's portfolio composition is subject to change at any time.

RISKS: Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the portfolio's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(1) The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
(3) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 53 funds in the fund's Lipper category.
 14

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- EQUITY INDEX PORTFOLIO (UNAUDITED)

Investment Breakdown
As a Percent of Total Investments
(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Financials                                                                  19.9                               20.1
Information Technology                                                      14.8                               16.2
Consumer Discretionary                                                      13.6                                 13
Industrials                                                                 12.1                               12.1
Healthcare                                                                  12.1                               13.3
Consumer Staples                                                               8                                8.7
Energy                                                                       6.7                                6.3
Short-Term Investments                                                       3.7                                1.1
Other                                                                        9.1                                9.2

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO AS OF 12/31/04 (UNAUDITED)

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Index Portfolio (Class I shares) on December 31, 1994 through December 31, 2004, with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The performance of the Portfolio's other class may be greater or less than the Class I share's performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

                                                              EQUITY INDEX PORTFOLIO (CLASS I
                                                                          SHARES)                         S&P 500 INDEX
                                                              -------------------------------             -------------
12/94                                                                      10000                              10000
12/95                                                                      13581                              13755
12/96                                                                      16526                              16912
12/97                                                                      21839                              22553
12/98                                                                      28054                              29003
12/99                                                                      33855                              35103
12/00                                                                      30776                              31908
12/01                                                                      27046                              28118
12/02                                                                      21050                              21905
12/03                                                                      26967                              28185
12/04                                                                      29804                              31249

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1) (UNAUDITED)

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Twelve Months Ended 12/31/04                                  10.52%    10.24%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                                      (2.52)    (2.77)
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                                       11.54       N/A
--------------------------------------------------------------------------------
Inception* through 12/31/04                                    10.42     (0.17)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURNS(1) (UNAUDITED)

Class I (12/31/94 through 12/31/04)                           198.04%
----------------------------------------------------------------------
Class II (Inception* through 12/31/04)                          (0.99)
----------------------------------------------------------------------

(1) Assumes the reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

 * Inception dates for Class I and II shares are October 16, 1991 and March 22,1999, respectively.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the advisory fee and administration fee, each of which is calculated daily and payable monthly, will be calculated in accordance with the following breakpoint schedule:

FUND'S FEE RATE                                               ADVISORY   ADMINISTRATION
AVERAGE DAILY NET ASSETS                                      FEE RATE      FEE RATE      TOTAL
------------------------                                      --------   --------------   -----
First $1 billion............................................    0.450%        0.200%      0.650%
Next $1 billion.............................................    0.425%        0.175%      0.600%
Next $1 billion.............................................    0.400%        0.150%      0.550%
Next $1 billion.............................................    0.375%        0.125%      0.500%
Over $4 billion.............................................    0.350%        0.100%      0.450%

MARKET OVERVIEW

Key drivers for the market during 2004 were rising oil prices, the strength of China's economy, and the continued weakness in the US dollar. The best performing groups in the market were energy related (energy and utilities). Healthcare and information technology were the two weakest sectors, in both cases hurt by earnings problems in major subgroups. Volatility in the US stock market fell to the lowest levels since 1995, as measured by the VIX(i) Index. For the first 10 months of the year the market traded in an extraordinarily tight band, before breaking out to the upside in November.

Information technology stocks had a sharp rally in January and February, continuing 2003's strength. Indications appeared in March that semiconductor inventories were ballooning. The semiconductor group underperformed significantly from March though September, before rallying modestly in the fourth quarter. The healthcare sector, and in particular, the large cap pharmaceutical companies had a difficult year. Pfizer Inc. suffered from adverse studies on its COX-2 pain relief drugs.

The commodities and industrials stocks benefited from the weakness in the US dollar. Materials prices hit cyclical peaks, driven by strong demand from China. We believe that the high materials prices the past two years have resulted in a significant supply response, and it is likely that materials prices and stocks of materials companies will fall in 2005, regardless of the strength of Chinese demand. Oil prices rose more than $20 a barrel during 2004. Strong Chinese demand and supply interruptions caused a tight market.

Oil companies were slow to respond to the higher prices. Rig utilization only hit the mid-90%'s in August. Since it will take eighteen or more months for that new supply to come on line, we believe that oil prices are likely to remain high into 2006.

Although oil prices retreated significantly from the historical highs reached in October, they remain elevated. The direct and psychological impact of higher oil prices is slowing consumer spending. Christmas retail sales were soft even at discount superstores. However, we believe that consumer confidence remains at a high absolute level, and job growth is modest but positive. Despite weakness on the consumer side, the US industrial economy looks strong.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Salomon Brothers Variable Growth & Income Fund, returned 8.38%. These shares underperformed the fund's unmanaged benchmarks, the Russell 1000 Index(ii) and the S&P 500 Index(iii), which returned 11.40% and 10.87%, respectively, for the same period. They also performed in line with the fund's Lipper Variable Large-Cap Core funds category average(2), which was 8.59%.

(1) The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 216 funds in the fund's Lipper category.

EXPLANATION OF PERFORMANCE

The fund's performance was enhanced by its positions in AT&T WIRELESS SERVICES INC., THE BOEING CO. AND ELAN CORP., PLC. The fund's performance was hurt by its positions in NORTEL NETWORKS CORP., IAC/INTERACTIVE CORP., and PFIZER INC. during the year. Stock selection in healthcare, consumer staples and telecommunication services stocks helped performance during the year. Stock selection in the information technology, consumer discretionary and materials sectors hurt performance during the year.

The fund benefited from takeover activity in the market. AT&T Wireless Services Inc. was bought by CINGULAR WIRELESS LLC, GUIDANT CORP., by JOHNSON & JOHNSON, and NEXTEL COMMUNICATIONS, INC. by SPRINT CORP. We do not buy stocks because we hope that they will be taken over, but the criteria that we use to pick stocks often identifies potential takeover candidates. We look for companies with strong franchises and solid cash flows, that we believe are undervalued by the market.

The aerospace defense companies Boeing, RAYTHEON CO. and LOCKHEED MARTIN CORP. were good performers. Defense earnings were better than expected in 2004, helped by heavy defense expenditures in Iraq. We believe that defense stocks are inexpensive with 7-8% free cash flow yields. Lower than expected pension expenses helped the aerospace companies beat earnings expectations in 2004. Interest rates stopped declining in 2004 and the companies injected cash into the pensions. Boeing saw aircraft orders bottom and start to increase during the first quarter. Historically, Boeing has outperformed the market by 50-150% in the eighteen months after orders bottom.

Elan Corp., PLC, which was held in the fund during the period, was one of the best performers on the New York Stock Exchange ("NYSE"), driven by the successful introduction of its multiple-sclerosis drug Tysabri. OSI PHARMACEUTICALS, INC. was about a break even position for the fund, but performed very well in December in anticipation of its new lung and pancreatic cancer drug called Tarceva, which it rolled out in December. Based on research, Tarceva has very low side effects and has shown survival benefits in severely ill cancer patients. We believe that Tarceva's sales will surprise to the upside.

Nortel Networks Corp. was hurt by its questionable accounting policies and hit by the dismissal of its CEO and CFO and a nine-month delay in the filing of its financial statements. We initiated our Nortel position in January, on the news of a large contract from Verizon. Since telecommunications equipment orders are depressed, at only 14% of sales of the telecommunications services companies vs. an historical average of 21%, we saw the Verizon order as a sign that a cyclical recovery in the telecommunications equipment industry had begun. Because none of the accounting revisions altered cash flows or revenues, we increased our position when the stock declined. We were clearly early with our Nortel position, but we believe that substantial value will emerge in 2005 as broadband penetration accelerates.

The large capitalization pharmaceutical companies were hurt by poor earnings growth, and concern over adverse results from drug studies, that resulted in the withdrawal from the market of Vioxx, Merck and Co. Inc.'s anti-inflammatory drug. Pfizer's Celebrex and Bextra drugs are chemically similar to Vioxx and also had damaging study results released. We believe that ethical pharmaceuticals are threatened by, and generic drugs are helped by, current market conditions in the drug industry, as well as by the Medicare drug benefit program that will begin in 2006. IAC/InterActive Corp. was hurt by disappointing growth in the internet hotel reservation business.

We sold our positions in AT&T Wireless Services Inc., Elan Corp., PLC., IAC/InterActive Corp. and Guidant Corp. during the period.

Thank you for your investment in the Salomon Brothers Variable Growth & Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

-s- Michael A. Kagan                                         -s- Kevin Caliendo
Michael A. Kagan                                             Kevin Caliendo
Portfolio Management Team Leader                             Vice President and Investment Officer

January 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings, excluding short-term investments, (as a percentage of net assets) as of this date were: General Electric Co. (4.0%), Microsoft Corp. (3.4%), Bank of America Corp. (2.9%), Exxon Mobil Corp. (2.5%), The Boeing Co. (2.3%), Wells Fargo & Co. (2.3%), The Procter & Gamble Co. (2.1%), JPMorgan Chase & Co. (2.0%), PepsiCo, Inc. (1.9%) and International Business Machines Corp. (1.9%). Please refer to pages 66 through 70 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (20.2%); Information Technology (16.4%); Industrials (15.4%); Consumer Discretionary (11.9%); Healthcare (10.8%). The fund's portfolio composition is subject to change at any time.

RISKS: High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investments in small and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The CBOE Volatility Index ("VIX") is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world's premier barometer of investor sentiment and market volatility.
(ii) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
(iii) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND (UNAUDITED)

Investment Breakdown
As a Percent of Total Investments
(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Financials                                                                  20.1                                 19
Information Technology                                                      16.3                               15.8
Industrials                                                                 15.3                               14.9
Consumer Discretionary                                                      11.9                                9.9
Healthcare                                                                  10.7                               13.9
Consumer Staples                                                             8.8                                9.1
Other                                                                       16.9                               17.4

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND (CLASS I SHARES) AS OF 12/31/04 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/04            8.38%
    Five Years Ended 12/31/04              (0.37)
    Ten Years Ended 12/31/04                8.86

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/94 through 12/31/04             133.61%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Growth & Income Fund on December 31, 1994 through December 31, 2004, with that of a similar investment in the Lipper Variable Large-Cap Core Funds Peer Group Average, S&P 500 Index and Russell 1000 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Lipper Variable Large-Cap Core Funds Peer Group Average is composed of 216 large-cap funds as of December 31, 2004, which underlie variable annuities.

                                          SALOMON BROTHERS       LIPPER VARIABLE
                                         VARIABLE GROWTH &        LARGE-CAP CORE
                                        INCOME FUND (CLASS I     FUNDS PEER GROUP
                                              SHARES)                AVERAGE             S&P 500 INDEX        RUSSELL 1000 INDEX
                                        --------------------     ----------------        -------------        ------------------
12/94                                          10000                  10000                  11152                  11061
12/95                                          13049                  13058                  15339                  15239
12/96                                          15637                  14401                  17131                  18660
12/97                                          19224                  18147                  22846                  24790
12/98                                          21507                  21026                  29379                  31491
12/99                                          23799                  23701                  35558                  38076
12/00                                          24874                  24031                  32322                  35111
12/01                                          21605                  20940                  28482                  30740
12/02                                          16559                  16083                  22189                  24084
12/03                                          21554                  20332                  28551                  31283
12/04                                          23361                  25704                  31654                  34849

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the advisory fee, which is calculated daily and payable monthly, was reduced from 0.75% of the Salomon Brothers Variable Aggressive Growth Fund (formerly known as Salomon Brothers Variable Emerging Growth Fund) average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

FUND'S FEE RATE AVERAGE DAILY NET ASSETS                      ADVISORY FEE
----------------------------------------                      ------------
First $5 billion............................................     0.600%
Next $2.5 billion...........................................     0.575%
Next $2.5 billion...........................................     0.550%
Over $10 billion............................................     0.500%

MARKET REVIEW

While 2004 will likely be remembered as a year that produced relatively solid, broad-based stock market gains, we believe that a closer look reveals that 2004 was actually the composite of two very different markets. The first 9 1/2 months of the year could be best described as a range-bound market that saw investors alternate between bouts of euphoria and pessimism. It was not until the final
2 1/2 months of the year that we saw a broad market rally which helped to generate the majority of the gains for the year.

As a point of review, we entered 2004 well removed from the market bottoms set during October 2002, and again in the spring of 2003, as improving economic indicators and corporate earnings news combined to produce sharp gains late in the fourth quarter of 2003 for most market sectors and led to improved investor sentiment and expectations. But more mixed economic data and increasing concerns about the job market dampened the rally soon after the start of 2004 and the market slowed considerably during the first quarter.

Stocks were generally stuck in a limited trading range through much of the second and third quarters, as uncertainty over the geopolitical situation, coupled with concerns about rising interest rates and soaring energy prices as well as questions about the U.S. Presidential race, kept both businesses and many investors on the sidelines. However, following the clear outcome of the Presidential election and a break in oil prices from their recent highs, the broad market turned sharply upwards in a rally that continued to lift most sectors of the market through the end of the year.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Salomon Brothers Variable Aggressive Growth Fund, returned 9.10%. These shares outperformed the fund's unmanaged benchmark, the Russell 3000 Growth Index(i), which returned 6.93% for the same period (the previous benchmark, the unmanaged Nasdaq Composite Index(ii), returned 8.59% for the same period). They underperformed the fund's Lipper Variable Multi-Cap Growth funds category average(2), which was 10.40%.

FUND OVERVIEW

For the year, both stock selection and sector allocation had a positive effect on performance in comparison to the benchmark index. The overweight in energy contributed significantly to relative performance, while stock selection in consumer discretionary and information technology detracted from relative performance. Leading stock contributors to performance included biotechnology firm BIOGEN IDEC INC. and healthcare services provider UNITEDHEALTH GROUP INC., both in healthcare, and energy sector companies WEATHERFORD INTERNATIONAL LTD., an oil and gas production services and equipment supplier and ANADARKO PETROLEUM CORP., an oil and gas producer. AT&T WIRELESS SERVICES INC. in telecommunication services was also a major contributor.

(1) The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 112 funds in the fund's Lipper category.
 22

Major stock detractors from performance included biotechnology firm CHIRON CORP., and pharmaceutical producers FOREST LABORATORIES, INC. and MILLENNIUM PHARMACEUTICALS, INC., all in healthcare, computer hard-drive maker MAXTOR CORP. in information technology and regional bank NEW YORK COMMUNITY BANCORP, INC. in financials. All the above mentioned stock contributors and detractors were still held in the fund at the end of the period, with the exception of AT&T Wireless Services Inc., which was acquired in 2004 by Cingular Wireless LLC.

PORTFOLIO COMPOSITION

At the end of December, the portfolio was overweight healthcare, consumer discretionary, energy and financials, market weight industrials, and underweight information technology with no significant holdings in telecommunication services, materials or consumer staples. The top ten holdings were UnitedHealth Group Inc., Comcast Corp., Biogen Idec Inc., Amgen Inc., Lehman Brothers Holdings Inc., Forest Laboratories, Inc., Anadarko Petroleum Corp., Genzyme Corp., Weatherford International Ltd. and Time Warner Inc.

Thank you for your investment in the Salomon Brothers Variable Aggressive Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

(-s- Richard A. Freeman)

Richard A. Freeman
Lead Portfolio Manager -- Salomon Brothers Variable Aggressive Growth Fund Management Team

January 28, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: UnitedHealth Group Inc. (5.0%), Comcast Corp., Special Class A Shares (4.9%), Biogen Idec Inc. (4.8%), Amgen Inc. (4.7%), Lehman Brothers Holdings Inc. (4.6%), Forest Laboratories, Inc. (4.6%), Anadarko Petroleum Corp. (4.3%), Genzyme Corp. (4.3%), Weatherford International Ltd. (4.0%), Time Warner Inc. (3.9%). Please refer to pages 71 through 74 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Healthcare (35.5%); Consumer Discretionary (17.2%); Information Technology (10.5%); Energy (9.9%) and Financials (9.7%). The fund's portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the portfolio's performance. Derivatives can disproportionately increase losses as stated in the prospectus. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
(ii) The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND
(UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Healthcare                                                                  35.6                                 35
Consumer Discretionary                                                      17.2                               13.6
Information Technology                                                      10.5                               11.6
Energy                                                                       9.9                               10.1
Financials                                                                   9.7                                9.2
Industrials                                                                    8                                6.9
Other                                                                        9.1                               13.6

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND AS OF 12/31/04 (UNAUDITED)

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Aggressive Growth Fund on December 31, 1994 through December 31, 2004, with that of a similar investment in the Nasdaq Composite Index ("Nasdaq") and Russell 3000 Growth Index. The Nasdaq is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System. Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

                                                    SALOMON BROTHERS
                                                VARIABLEAGGRESSIVE GROWTH
                                                  FUND (CLASS I SHARES)      NASDAQ COMPOSITE INDEX     RUSSELL 3000 GROWTH INDEX
                                                -------------------------    ----------------------     -------------------------
12/94                                                     10000                        9968                       10658
12/95                                                     14289                       13947                       14229
12/96                                                     16836                       17115                       17342
12/97                                                     20399                       20819                       22325
12/98                                                     27975                       29071                       30143
12/99                                                     57948                       53949                       40337
12/00                                                     73752                       32750                       31294
12/01                                                     69831                       25856                       25153
12/02                                                     47033                       17704                       18101
12/03                                                     65894                       26557                       23708
12/04                                                     71887                       28987                       25350

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected voluntary, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

 AVERAGE ANNUAL TOTAL RETURNS(1) (UNAUDITED)
--------------------------------------------------------------------------------

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Twelve Months Ended 12/31/04                                    9.10%     8.79%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                                       4.41       N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                                       21.81       N/A
--------------------------------------------------------------------------------
Inception* through 12/31/04                                    19.09     19.88
--------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS(1) (UNAUDITED)
--------------------------------------------------------------------------------

Class I (12/31/94 through 12/31/04)                             618.87%
-----------------------------------------------------------------------
Class II (Inception* through 12/31/04)                           34.59
-----------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

 * Inception dates for Class I and II shares are December 3, 1993 and May 12, 2003, respectively.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the Salomon Brothers Variable International Equity Fund no longer pays an administration fee.

MARKET REVIEW

Equity markets rewarded many international growth investors for the year ended December 31, 2004 with positive returns. The global economic recovery unfolded well as the fiscal year progressed, providing good corporate earnings gains in many sectors and markets. Improving cash flows and balance sheets were further positive influences.

Despite the somber news from the Middle East, significantly higher energy prices, terrorist activities and uncertainties heading into the U.S. elections, international growth stocks experienced strong double-digit growth over the past year.

International stocks substantially outperformed U.S. equities during the year. Those returns were augmented by the decline of the U.S. dollar versus the currencies underlying the benchmark index during the fiscal year. The dollar's decline increased the return of the benchmark from 12.7% in local currencies to 20.2% as measured in U.S. dollars.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the fund, returned 17.04%. These shares underperformed the fund's unmanaged benchmark, the MSCI EAFE Index(i), which returned 20.25% for the same period. They also underperformed the fund's Lipper Variable International Growth funds category average(2), which was 17.36%.

FUND OVERVIEW

The fund trailed the benchmark this past fiscal year. European markets were the strongest benchmark performers with a 20.9% return (in U.S. dollars) compared with 19.0% for the Pacific markets. Returns from the Pacific markets were restrained by the Japanese market, which increased 15.9% as measured in U.S. dollars. The fund was modestly overweight the European markets for most of the fiscal year and was modestly underweight Japanese equities.

Stock selection made a positive contribution during this fiscal year, offsetting the negative impact from sector selection. The top three contributors to overall portfolio return were the U.K.'s CAPITA GROUP PLC, a business outsourcing firm, and the U.K.'s SERCO GROUP PLC, a facilities management and engineering services provider, both in industrials, and Japan's TERUMO CORP., a producer of medical supplies and pharmaceuticals in healthcare. The three largest detractors to portfolio return were Norway's TOMRA SYSTEMS ASA, a maker of consumer recycling equipment in industrials, the U.K.'s COMPASS GROUP PLC, a food service provider in consumer discretionary, and NOMURA HOLDINGS, INC., parent company of Japan's largest brokerage and securities firm in financials.

Sector selection detracted from fund performance. The sector weights in the fund are derived from stock selection, with a risk control limit versus the benchmark weight. The fund had no exposure to the strong-performing utilities sector, as most utilities do not meet the portfolio team's qualitative criteria for growth companies. While return from the sector was positive for the year, the significant overweight exposure to information technology also detracted from performance compared to the benchmark. Similarly, both the underweight and stock selection in financials hurt performance when compared to the benchmark. Both the overweight position and stock selection in industrials contributed positively to performance against the benchmark.

PORTFOLIO COMPOSITION

Our top holdings in the Salomon Brothers Variable International Equity Fund reflect an eclectic mix of investment themes and portfolio emphasis. These holdings are illustrative of our growth-oriented stock selection criteria, which include what we believe are strong financial structures, large business opportunities and stable, visionary management.

(1) The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 52 funds in the fund's Lipper category.
 26

The portfolio ended the fiscal year with positions of 66% in European stocks, 25% in Asian stocks, and 9% in other markets and cash. At the end of the period, the fund was overweight information technology, industrials, healthcare and consumer staples, market weight energy, and underweight consumer discretionary, telecommunication services, materials and financials.

Thank you for your investment in the Salomon Brothers Variable International Equity Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,
The Salomon Brothers Variable International Equity Portfolio Management Team

January 28, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Mettler-Toledo International Inc. (4.0%), Irish Continental Group PLC (3.9%), Wal-Mart de Mexico S.A. de CV (3.8%), Repurchase Agreement (3.7%), Axa (3.6%), Canon Inc. (3.4%), Terumo Corp. (3.4%), Capita Group PLC (3.3%), Roche Holding AG (3.2%) and Serco Group PLC (3.2%). Please refer to pages 75 through 77 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (18.8%); Information Technology (17.6%); Consumer Discretionary (14.2%); Healthcare (12.2%); Energy (7.9%). The fund's portfolio composition is subject to change at any time.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND (UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Financials                                                                  18.8                               16.9
Information Technology                                                      17.6                                 21
Consumer Discretionary                                                      14.2                               18.6
Healthcare                                                                  12.2                               11.3
Energy                                                                       7.9                                8.7
Industrials                                                                  7.3                                  7
Materials                                                                    6.1                                5.3
Other                                                                       15.9                               11.2

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND (CLASS I SHARES)
 AS OF 12/31/04 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/04           17.04%
    Five Years Ended 12/31/04              (8.39)
    Ten Years through 12/31/04              5.11

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/94 through 12/31/04              64.59%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable International Equity Fund on December 31, 1994 through December 31, 2004, with that of a similar investment in the Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

                                                                SALOMON BROTHERS VARIABLE
                                                            INTERNATIONAL EQUITY FUND (CLASS I
                                                                         SHARES)                         MSCI EAFE INDEX
                                                            ----------------------------------           ---------------
12/94                                                                      10000                              10000
12/95                                                                      10880                              11155
12/96                                                                      13206                              11865
12/97                                                                      12917                              12092
12/98                                                                      15351                              14510
12/99                                                                      25514                              18424
12/00                                                                      20691                              15814
12/01                                                                      14318                              12424
12/02                                                                      11194                              10444
12/03                                                                      14063                              14474
12/04                                                                      16459                              17405

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED)

     EXAMPLE

     As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

     ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

--------------------------------------------------------------------------------
 BASED ON ACTUAL TOTAL RETURN(1)

                                                            BEGINNING    ENDING     ANNUALIZED     EXPENSES
                                           ACTUAL TOTAL      ACCOUNT     ACCOUNT     EXPENSE      PAID DURING
                                             RETURN(2)        VALUE       VALUE       RATIO      THE PERIOD(3)
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Money Market Fund                             0.44%       $1,000.00   $1,004.40      0.79%        $ 3.98
--------------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio          6.94         1,000.00    1,069.40      0.76           3.95
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  All Cap Fund -- Class I                       2.56         1,000.00    1,025.60      1.48           7.54
--------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
  Class I                                       7.00         1,000.00    1,070.00      0.34           1.77
  Class II                                      6.86         1,000.00    1,068.60      0.59           3.07
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Growth & Income Fund -- Class I               5.82         1,000.00    1,058.20      1.07           5.54
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
Aggressive Growth Fund
  Class I                                       5.15         1,000.00     1051.50      0.96           4.95
  Class II                                      4.99         1,000.00     1049.90      1.21           6.23
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  International Equity Fund -- Class I         12.44         1,000.00    1,124.40      2.67          14.26
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each Fund's or class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED) (CONTINUED)

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
 BASED ON HYPOTHETICAL TOTAL RETURN(1)

                                            HYPOTHETICAL   BEGINNING    ENDING     ANNUALIZED     EXPENSES
                                               TOTAL        ACCOUNT     ACCOUNT     EXPENSE      PAID DURING
                                               RETURN        VALUE       VALUE       RATIO      THE PERIOD(2)
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Money Market Fund                             5.00%      $1,000.00   $1,021.17      0.79%        $ 4.01
-------------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio          5.00        1,000.00    1,021.32      0.76           3.86
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  All Cap Fund -- Class I                       5.00        1,000.00    1,017.70      1.48           7.51
-------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
  Class I                                       5.00        1,000.00    1,023.43      0.34           1.73
  Class II                                      5.00        1,000.00    1,022.17      0.59           3.00
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Growth & Income Fund -- Class I               5.00        1,000.00    1,019.76      1.07           5.43
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
Aggressive Growth Fund
  Class I                                       5.00        1,000.00    1,020.31      0.96           4.88
  Class II                                      5.00        1,000.00    1,019.05      1.21           6.14
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  International Equity Fund -- Class I          5.00        1,000.00    1,011.71      2.67          13.50
-------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each Fund's or class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE MONEY MARKET FUND

        FACE                                                                             ANNUALIZED
       AMOUNT                                      SECURITY                                YIELD       VALUE
--------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 16.1%
      $100,000           United States Treasury Bill matures 1/13/05
                           (Cost -- $99,936).........................................       1.93%     $ 99,936
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES -- 82.3%
       125,000           Federal Farm Credit Bank matures 1/7/05.....................       2.18       124,954
       135,000           Federal Home Loan Bank matures 1/3/05.......................       1.25       134,991
       110,000           Federal Home Loan Mortgage Corp. matures 1/4/05.............       2.25       109,979
       140,000           Federal National Mortgage Association matures 1/3/05........       1.90       139,985
--------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES
                         (Cost -- $509,909)..........................................                  509,909
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
        27,000           UBS Financial Services dated 12/31/04, 1.600% due 1/3/05;
                           Proceeds at maturity -- $27,004; (Fully collateralized by
                           U.S. Treasury Bonds,
                           6.250% to 8.125% due 2/15/21 to 8/15/25; Market
                           value -- $27,541) (Cost -- $27,000).......................                   27,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 102.8% (Cost -- $636,845*).............                  636,845
                         Liabilities in Excess of Other Assets -- (2.8%).............                  (17,134)
--------------------------------------------------------------------------------------------------------------
                         TOTAL NET ASSETS -- 100.0%..................................                 $619,711
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 36.4%
                          Federal Home Loan Mortgage Corp. (FHLMC):
$   176,807                 7.000% due 2/1/15 through 5/1/16..........................  $    187,487
    201,169                 6.500% due 9/1/31.........................................       211,349
 10,600,000                 5.000% due 1/13/35 (a)(b).................................    10,527,125
  2,000,000                 5.500% due 1/13/35 (a)(b).................................     2,031,876
  2,500,000                 6.500% due 1/13/35 (a)(b).................................     2,623,437
                          Federal National Mortgage Association (FNMA):
    216,416                 5.500% due 12/1/16........................................       224,090
     65,877                 7.500% due 2/1/30 through 7/1/31..........................        70,606
  1,279,388                 6.500% due 3/1/16 through 3/1/32..........................     1,348,185
  2,059,938                 6.000% due 8/1/16 through 4/1/32 (c)......................     2,138,297
    925,715                 7.000% due 5/1/30 through 4/1/32..........................       981,630
  2,600,000                 4.500% due 1/13/35 (a)(b).................................     2,513,061
  1,500,000                 5.000% due 1/13/35 (a)(b).................................     1,488,282
  9,250,000                 5.500% due 1/13/35 (a)(b).................................     9,391,636
  2,000,000                 6.000% due 1/13/35 (a)(b).................................     2,068,124
                          Government National Mortgage Association (GNMA):
    525,352                 6.500% due 9/15/28 through 2/15/31........................       553,897
    124,494                 7.000% due 6/15/28 through 2/15/31........................       132,489
----------------------------------------------------------------------------------------------------
                          TOTAL U.S. GOVERNMENT AGENCIES
                          (Cost -- $36,078,733)                                           36,491,571
----------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 9.5%
                          U.S. Treasury Notes:
  3,500,000                 3.125% due 4/15/09 (c)(d).................................     3,448,050
  2,500,000                 3.875% due 2/15/13 (c)....................................     2,467,385
  2,165,000                 4.000% due 2/15/14 (c)....................................     2,135,824
  1,530,000                 4.250% due 8/15/14 (c)....................................     1,533,886
----------------------------------------------------------------------------------------------------
                          TOTAL U.S. TREASURY OBLIGATIONS
                          (Cost -- $9,598,159)                                             9,585,145
----------------------------------------------------------------------------------------------------



   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.5%
    200,000     A         Ameriquest Mortgage Securities Inc., Series 2004-R11, Class
                            M5, 3.618% due 11/25/34 (f)...............................       201,779
    268,593     BBB+..    Argent Nim Trust, Series 2004-WN8, Class A, 4.700% due
                          7/25/34 (g).................................................       267,913
                          Bear Stearns:
     80,502     BBB         Series 2003-HE1N, Class N1, 6.500% due 8/25/05 (g)........        80,833
    126,372     BBB         Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (g)........       125,875
    177,128     BBB         Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (g)........       176,790
    415,145     AAA       Commercial Mortgage Pass-Through Certificates, Series
                            2001-J2A, Class A1, 5.447% due 7/16/34 (c)(g).............       431,704
                          Countrywide Asset-Backed Certificates:
    270,000     AA          Series 2004-5, Class M4, 3.668% due 6/25/34 (f)...........       270,173
    173,200     BBB         Series 2004-5N, Class N1, 5.500% due 10/25/35 (g).........       173,147
    334,358     A         CS First Boston Mortgage Securities Corp., Series 2001-HE12,
                            Class M2, 3.638% due 9/25/31 (f)..........................       335,816

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
$   301,485     B         First Consumer Master Trust, Series 2001-A, Class A, 2.713%
                            due 9/15/08 (f)...........................................  $    294,318
    423,000     BBB       Metris Master Trust, Series 2001-2, Class B, 3.490% due
                            11/20/09 (f)..............................................       420,213
                          Novastar Home Equity Loan:
     90,000     A           Series 2003-4, Class M2, 4.043% due 2/25/34 (f)...........        92,370
    200,000     A+          Series 2004-1, Class M4, 3.393% due 6/25/34 (f)...........       199,674
                          Sail Net Interest Margin Notes:
     43,190     BBB         Series 2003-3, Class A, 7.750% due 4/27/33 (g)............        43,366
    170,408     BBB+        Series 2004-4A, Class A, 5.000% due 4/27/34 (g)...........       171,240
    235,972     BBB-        Series 2004-BN2A, Class A, 5.000% due 12/27/34 (g)........       236,066
----------------------------------------------------------------------------------------------------
                          TOTAL ASSET-BACKED SECURITIES (Cost -- $3,455,261)..........     3,521,277
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 20.6%
----------------------------------------------------------------------------------------------------
AEROSPACE -- 0.2%
    150,000     BB-       Sequa Corp., Sr. Notes, Series B, 8.875% due 4/1/08.........       165,000
----------------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
                          Continental Airlines Inc., Pass-Through Certificates:
    100,000     B           Class D, 7.568% due 12/1/06...............................        82,129
     20,167     BB          Series 00-2, Class C, 8.312% due 10/2/12..................        15,539
                          United Air Lines, Inc. Pass-Through Certificates:
     23,260     NR          Series 00-1, Class B, 8.030% due 1/1/13 (h)...............         3,955
     49,094     NR          Series 00-2, Class B, 7.811% due 4/1/11 (h)...............        13,444
     45,000     NR          Series 01-1, Class C, 6.831% due 3/1/10 (h)...............         2,102
----------------------------------------------------------------------------------------------------
                                                                                             117,169
----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.6%
     25,000     B+        Arvin Capital Trust I, 9.500% due 2/1/27....................        26,000
    275,000     BBB       DaimlerChryler North America Holdings Corp., Notes, 4.050%
                            due 6/4/08................................................       274,649
    150,000     B-        Eagle-Picher, Inc., Sr. Notes, 9.750% due 9/1/13............       150,750
    134,000     BB-       TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13..........       156,110
----------------------------------------------------------------------------------------------------
                                                                                             607,509
----------------------------------------------------------------------------------------------------
CABLE AND OTHER MEDIA -- 2.5%
    125,000     B+        Cablevision Systems Corp., Sr. Notes, 6.669% due 4/1/09
                            (f)(g)....................................................       133,125
    188,212     B-        CanWest Media Inc., Sr. Sub. Notes, 8.000% due 9/15/12
                            (g).......................................................       202,798
                          Charter Communications Holdings, LLC:
    300,000     CCC-        Sr. Discount Notes, step bond to yield 14.909% due
                               5/15/11................................................       222,000
                            Sr. Notes:
    125,000     CCC-           10.750% due 10/1/09....................................       114,375
    100,000     CCC-           10.250% due 1/15/10....................................        88,250
    220,000     BBB       Comcast Cable Communications Holdings, Notes, 8.375% due
                            3/15/13...................................................       271,700
     30,000     BB-       CSC Holdings Inc., Sr. Notes, Series B, 7.625% due 4/1/11...        32,475
    125,000     BB-       DIRECTV Holdings, Sr. Notes, 8.375% due 3/15/13.............       140,781
    130,000     B-        Insight Communications Co., Inc., Sr. Discount Notes, step
                            bond to yield 12.269% due 2/15/11.........................       127,075
    175,000     B-        LodgeNet Entertainment Corp., Sr. Sub. Notes, 9.500% due
                            6/15/13...................................................       194,250
    175,000     B         Mediacom Communications Corp., Sr. Notes, 9.500% due
                            1/15/13...................................................       176,531
    150,000     B-        NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due
                            7/1/11....................................................       168,750
     25,000     B+        PanAmSat Corp., Sr. Unsecured Notes, 9.000% due 8/15/14
                            (g).......................................................        28,031

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CABLE AND OTHER MEDIA -- 2.5% (CONTINUED)
                          Paxson Communications Corp.:
$    65,000     CCC         Sr. Sub. Discount Notes, step bond to yield 11.326% due
                               1/15/09................................................  $     61,100
     45,000     CCC         Sr. Sub. Notes, 10.750% due 7/15/08.......................        47,475
    185,000     B+        Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due
                            12/1/15...................................................       207,200
    250,000     BBB+      Time Warner, Inc., Sr. Notes, 7.625% due 4/15/31............       303,391
----------------------------------------------------------------------------------------------------
                                                                                           2,519,307
----------------------------------------------------------------------------------------------------
CHEMICALS -- 1.6%
    100,000     B-        BCP Caylux Holdings Luxembourg S.C.A., Sr. Sub. Notes,
                            9.625% due 6/15/14 (g)....................................       113,250
                          FMC Corp.:
     50,000     BB+         Notes, Series A, 6.750% due 5/5/05........................        50,875
     25,000     BB+         Sr. Debentures, 7.750% due 7/1/11.........................        26,562
                          Huntsman International LLC:
     35,000     B-          Sr. Notes, 9.875% due 3/1/09..............................        38,587
    785,000     CCC+        Sr. Discount Notes, zero coupon bond to yield 13.588% due
                               12/31/09...............................................       443,525
     80,000     BB        IMC Global Inc., Sr. Notes, Series B, 11.250% due 6/1/11....        92,800
     50,000     BB-       ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due
                            7/1/11....................................................        56,750
     75,000     B+        ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due
                            12/15/09..................................................        83,437
    105,000     B+        Lyondell Chemical Co., Sr. Secured Notes, 11.125% due
                            7/15/12...................................................       125,212
     85,000     BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............        99,663
     75,000     CCC       Resolution Performance Products LLC, Sr. Sub. Notes,
                            13.500% due 11/15/10......................................        81,938
    200,000     CCC+      Rhodia S.A., Sr. Notes, 7.625% due 6/1/10...................       201,500
     10,000     B+        Terra Capital Inc., Sr. Secured Notes, 12.875% due
                            10/15/08..................................................        12,550
    114,000     BB-       Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11......       129,390
----------------------------------------------------------------------------------------------------
                                                                                           1,556,039
----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS/TOBACCO -- 0.8%
     44,000     CCC       Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08...........        44,000
    185,000     CCC+      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07......       183,150
    275,000     CCC       Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due
                            6/1/08....................................................       228,250
     50,000     B-        Sealy Corp., Sr. Sub. Notes, 8.250% due 6/15/14.............        53,250
    125,000     B-        Simmons Bedding Co., Sr. Discount Notes, step bond to yield
                            9.955% due 12/15/14 (g)...................................        76,875
     60,000     B         Sola International Inc., Sr. Notes, 6.875% due 3/15/08......        60,971
     98,000     B         Tempur-Pedic International, Inc., Sr. Sub. Notes, 10.250%
                            due 8/15/10...............................................       113,190
----------------------------------------------------------------------------------------------------
                                                                                             759,686
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.8%
     65,000     B+        Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due
                            2/15/13...................................................        69,875
    200,000     B-        Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12...       230,000
    155,000     BB-       Owens-Brockway Glass Container Inc., Sr. Secured Notes,
                            8.875% due 2/15/09........................................       169,144
    125,000     B+        Plastipak Holdings Inc., Sr. Notes, 10.750% due 9/1/11......       141,250
                          Pliant Corp.:
     50,000     CCC+        Sr. Secured Notes, 11.125% due 9/1/09.....................        54,750
     10,000     CCC+        Sr. Sub. Notes, 13.000% due 6/1/10........................         9,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.8% (CONTINUED)
$    75,000     CCC       Radnor Holdings Inc., Sr. Notes, 11.000% due 3/15/10........  $     64,688
     60,000     CCC       Tekni-Plex Inc., Sr. Sub. Notes, Series B, 12.750% due
                            6/15/10...................................................        57,300
----------------------------------------------------------------------------------------------------
                                                                                             796,807
----------------------------------------------------------------------------------------------------
ENERGY -- 1.8%
    125,000     B-        Dynegy Holdings Inc., Sr. Secured Notes, 8.570% due 7/15/08
                            (f)(g)....................................................       136,875
                          El Paso Corp., Sr. Notes:
     50,000     CCC+        7.375% due 12/15/12.......................................        50,875
    350,000     CCC+        7.800% due 8/1/31.........................................       337,750
     88,000     B+        Magnum Hunter Resources Inc., Sr. Notes, 9.600% due
                            3/15/12...................................................       100,320
                          NGC Corp., Sr. Debentures:
    125,000     CCC+        7.125% due 5/15/18........................................       112,031
     30,000     CCC+        7.625% due 10/15/26.......................................        26,212
    125,000     B+        Reliant Energy, Inc., Sr. Secured Notes, 9.500% due
                            7/15/13...................................................       142,656
     75,000     B+        Stone Energy Corp., Sr. Sub. Notes, 6.750% due 12/15/14
                            (g).......................................................        75,188
     35,000     BB-       Superior Energy Services Inc., LLC, Sr. Notes, 8.875% due
                            5/15/11...................................................        38,500
    105,000     B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12.........       118,125
    275,000     BBB       Valero Energy Corp., Notes, 4.750% due 6/15/13..............       272,125
                          Vintage Petroleum, Inc.:
     50,000     BB-         Sr. Notes, 8.250% due 5/1/12..............................        55,375
     25,000     B           Sr. Sub. Notes, 7.875% due 5/15/11........................        26,750
                          Williams Cos., Inc., Notes:
    150,000     B+          7.125% due 9/1/11.........................................       164,625
    125,000     B+          7.625% due 7/15/19........................................       138,125
----------------------------------------------------------------------------------------------------
                                                                                           1,795,532
----------------------------------------------------------------------------------------------------
FINANCIAL -- 2.5%
    400,000     A+        Bank of America Corp., Notes, 4.250% due 10/1/10............       399,478
    275,000     BBB       Boston Properties, Inc., Sr. Notes, 6.250% due 1/15/13......       298,832
    450,000     AAA       General Electric Capital Corp., Notes, Series A, 6.000% due
                            6/15/12 (c)...............................................       491,258
    275,000     BBB-      General Motors Acceptance Corp., Notes, 6.875% due
                            9/15/11...................................................       282,193
    275,000     AA-       International Lease Finance Corp., Notes, Series O, 4.375%
                            due 11/1/09...............................................       275,909
     65,000     BB        Markel Capital Trust I, Series B, 8.710% due 1/1/46.........        70,544
    165,000     A+        Morgan Stanley, Bonds, 6.600% due 4/1/12....................       184,295
    100,000     CCC-      Ocwen Capital Trust I, 10.875% due 8/1/27...................       103,250
    325,000     A-        Standard Chartered Bank PLC, Sub. Notes, 8.000% due 5/30/31
                            (g).......................................................       414,944
----------------------------------------------------------------------------------------------------
                                                                                           2,520,703
----------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/BOTTLING -- 0.3%
     40,000     B+        Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11....        43,750
     45,000     BB-       Dean Foods Corp., Sr. Notes, 6.900% due 10/15/17............        46,181
    155,000     BBB+      Kraft Foods, Inc., Notes, 5.625% due 11/1/11................       164,369
----------------------------------------------------------------------------------------------------
                                                                                             254,300
----------------------------------------------------------------------------------------------------
GAMING -- 0.7%
    175,000     B+        Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11........       196,000
     75,000     B-        Herbst Gaming, Inc., Sr. Sub. Notes, 7.000% due 11/15/14
                            (g).......................................................        76,312

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
GAMING -- 0.7% (CONTINUED)
                          Mandalay Resort Group, Sr. Sub. Notes:
$    30,000     BB-         7.625% due 7/15/13........................................  $     33,000
     80,000     BB-         Series B, 10.250% due 8/1/07..............................        90,800
     75,000     BB-       Park Place Entertainment Corp., Sr. Sub. Notes, 8.875% due
                            9/15/08...................................................        85,125
     75,000     B-        Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.750% due
                            10/1/13...................................................        81,563
    135,000     B         Venetian Casino Resort, LLC, Secured Mortgage Notes,
                            11.000% due 6/15/10.......................................       154,744
----------------------------------------------------------------------------------------------------
                                                                                             717,544
----------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.6%
     75,000     CC        aaiPharma Inc., Sr. Sub. Notes, 11.500% due 4/1/10..........        56,438
     25,000     B         Athena Neuro Finance LLC, Sr. Notes, 7.250% due 2/21/08.....        26,250
     25,000     B         Community Health Systems Inc., Sr. Sub. Notes, 6.500% due
                            12/15/12 (g)..............................................        25,312
     50,000     B         Extendicare Health Services Inc., Sr. Sub. Notes, 9.500% due
                            7/1/10....................................................        56,250
    140,000     BB+       HCA Inc., Debentures, 8.360% due 4/15/24....................       153,279
     50,000     B-        IASIS Healthcare Corp., Sr. Sub. Notes, 8.750% due
                            6/15/14...................................................        54,750
     50,000     CCC+      Insight Heath Services Corp., Sr. Sub. Notes, Series B,
                            9.875% due 11/1/11........................................        50,750
                          Tenet Healthcare Corp.:
     75,000     B-          Notes, 7.375% due 2/1/13..................................        73,125
                            Sr. Notes:
     50,000     B-             5.375% due 11/15/06....................................        50,500
     25,000     B-             9.875% due 7/1/14 (g)..................................        27,375
----------------------------------------------------------------------------------------------------
                                                                                             574,029
----------------------------------------------------------------------------------------------------
HOUSING/BUILDING PRODUCTS -- 0.3%
                          Associated Materials Inc.:
     50,000     B-          Sr. Discount Notes, step bond to yield 9.399% due
                               3/1/14.................................................        36,250
     20,000     B-          Sr. Sub. Notes, 9.750% due 4/15/12........................        22,450
     75,000     CCC+      Brand Services Inc., Sr. Notes, 12.000% due 10/15/12 (g)....        84,375
     70,000     BB-       Schuler Homes Inc., Sr. Sub. Notes, 10.500% due 7/15/11.....        79,975
     35,000     B+        Standard Pacific Corp., Sr. Sub. Notes, 9.250% due
                            4/15/12...................................................        40,775
----------------------------------------------------------------------------------------------------
                                                                                             263,825
----------------------------------------------------------------------------------------------------
INDUSTRIAL SPECIALTIES -- 0.1%
     50,000     NR        Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08 (i)......        40,250
     75,000     B-        Sensus Metering Systems Inc., Sr. Sub. Notes, 8.625% due
                            12/15/13..................................................        77,250
----------------------------------------------------------------------------------------------------
                                                                                             117,500
----------------------------------------------------------------------------------------------------
LODGING/LEISURE -- 0.5%
     40,000     CCC+      AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...        41,550
     25,000     B         Gaylord Entertainment Co., Sr. Notes, 6.750% due 11/15/14
                            (g).......................................................        25,250
    130,000     B+        Host Marriott L.P., Notes, 9.500% due 1/15/07...............       143,000
     75,000     B-        Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due
                            4/1/12....................................................        63,375
    150,000     B         John Q. Hammons Hotels, Inc., Sr. Mortgage Notes, Series B,
                            8.875% due 5/15/12........................................       170,250
     75,000     CCC+      Meristar Hospitality Corp., Sr. Notes, 10.500% due
                            6/15/09...................................................        82,125
----------------------------------------------------------------------------------------------------
                                                                                             525,550
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
MACHINERY -- 0.1%
$    20,000     BB-       Case Credit Corp., Notes, 6.750% due 10/21/07...............  $     20,500
     25,000     B-        Dresser-Rand Co., Sr. Sub. Notes, 7.375% due 11/1/14 (g)....        25,625
     30,000     B+        NMGH Holding Co., 10.000% due 5/15/09.......................        33,300
     25,000     B-        Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12.........        28,375
----------------------------------------------------------------------------------------------------
                                                                                             107,800
----------------------------------------------------------------------------------------------------
METALS/MINING/STEEL -- 0.5%
    100,000     B-        Mueller Holdings (N.A.), Inc., Sr. Discount Notes, step bond
                            to yield 12.068% due 4/15/14..............................        69,000
     75,000     BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11............        91,561
    285,000     BBB       WMC Finance USA, Notes, 5.125% due 5/15/13..................       284,655
     30,000     B+        Wolverine Tube Inc., Sr. Notes, 10.500% due 4/1/09..........        32,850
----------------------------------------------------------------------------------------------------
                                                                                             478,066
----------------------------------------------------------------------------------------------------
OIL AND GAS -- 0.6%
    525,000     BBB-      Pemex Project Funding Master Trust, Bonds, 9.500% due
                            9/15/27 (c)(g)............................................       660,188
----------------------------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS -- 0.5%
     50,000     BB-       Appleton Papers Inc., Sr. Notes, 8.125% due 6/15/11.........        54,125
    100,000     BB        Bowater Inc., Notes, 7.950% due 11/15/11....................       108,257
     35,000     B         Buckeye Technologies Inc., Sr. Sub. Notes, 9.250% due
                            9/15/08...................................................        35,175
    150,000     B         MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12.........       168,000
    100,000     B         Stone Container Corp., 7.375% due 7/15/14...................       107,000
----------------------------------------------------------------------------------------------------
                                                                                             472,557
----------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING -- 0.7%
    125,000     B-        Advanstar Communications, Inc., Sr. Secured Notes, 10.750%
                            due 8/15/10...............................................       141,719
     65,000     B         Dex Media East, LLC, 12.125% due 11/15/12...................        79,544
                          Dex Media West, LLC:
    100,000     B           Sr. Notes, Series B, 8.500% due 8/15/10...................       111,750
     73,000     B           Sr. Sub. Notes, Series B, 9.875% due 8/15/13..............        84,497
    100,000     B-        Houghton Mifflin, Co., Sr. Sub. Discount Notes, step bond to
                            yield 11.492% due 10/15/13................................        74,000
                          RH Donnelley Corp., Sr. Sub. Notes:
    100,000     B+          10.875% due 12/15/12 (g)..................................       119,250
     25,000     B+          10.875% due 12/15/12......................................        29,812
     33,000     BB-       Yell Finance B.V., Sr. Discount Notes, step bond to yield
                            12.263% due 8/1/11........................................        32,588
----------------------------------------------------------------------------------------------------
                                                                                             673,160
----------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.0%
     25,000     B-        Carrols Corp., Sr. Sub. Notes, 9.000% due 1/15/13 (g).......        26,000
----------------------------------------------------------------------------------------------------
RETAIL -- 0.1%
    150,000     CCC+      Eye Care Centers of America, Inc., Sr. Sub. Notes, 9.125%
                            due 5/1/08................................................       150,750
----------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 1.4%
     50,000     B-        Allied-Barton Security Services, Sr. Sub. Notes, 11.375% due
                            7/15/11 (g)...............................................        52,500
                          Allied Waste North America Inc., Sr. Secured Notes, Series
                            B:
    115,000     BB-         8.500% due 12/1/08........................................       122,475
     50,000     B+          7.375% due 4/15/14........................................        48,125

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 1.4% (CONTINUED)
$    50,000     B         Cadmus Communications Corp., Sr. Sub. Notes, 8.375% due
                            6/15/14...................................................  $     54,687
     75,000     B         IMCO Recycling, Inc., 10.375% due 10/15/10..................        85,500
    200,000     B         Iron Mountain, Inc., Sr. Sub. Notes, 8.625% due 4/1/13......       213,500
     75,000     B+        Mail-Well, Inc., Sr. Notes, 9.625% due 3/15/12..............        82,687
                          Muzak LLC:
    135,000     CCC-        Sr. Notes, 10.000% due 2/15/09............................       126,394
     50,000     CCC-        Sr. Sub. Notes, 9.875% due 3/15/09........................        35,187
     25,000     B+        Scientific Games Corp., Sr. Sub. Notes, 6.250% due 12/15/12
                            (g).......................................................        25,563
                          Service Corp. International:
     55,000     BB          Debentures, 7.875% due 2/1/13.............................        60,088
                            Sr. Notes:
     55,000     BB             6.875% due 10/1/07.....................................        57,544
    195,000     BB             6.500% due 3/15/08.....................................       202,313
     90,000     B+        Stewart Enterprises, Inc., Sr. Sub. Notes, 10.750% due
                            7/1/08....................................................        97,875
    150,000     B         Wesco Distribution Inc., 9.125% due 6/1/08..................       155,250
----------------------------------------------------------------------------------------------------
                                                                                           1,419,688
----------------------------------------------------------------------------------------------------
SUPERMARKETS/DRUGSTORES -- 0.3%
     25,000     B-        Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08...............        27,250
    200,000     BBB       Safeway, Inc., Sr. Debentures, 7.250% due 2/1/31............       229,964
----------------------------------------------------------------------------------------------------
                                                                                             257,214
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.3%
                          Amkor Technology, Inc.:
    125,000     B           Sr. Notes, 7.125% due 3/15/11.............................       118,125
     60,000     CCC+        Sr. Sub. Notes, 10.500% due 5/1/09........................        60,300
     75,000     B-        Nortel Networks Ltd., Notes, 6.875% due 9/1/23..............        70,875
     50,000     B-        Northern Telecom Capital Corp., 7.875% due 6/15/26..........        49,750
----------------------------------------------------------------------------------------------------
                                                                                             299,050
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.3%
     50,600     CCC-      Airgate PCS, Inc., Sr. Secured Sub. Notes, 9.375% due
                            9/1/09....................................................        54,774
                          Alamosa Holdings, Inc.:
     44,000     CCC         Sr. Discount Notes, step bond to yield 11.437% due
                               7/31/09................................................        47,960
     54,000     CCC         Sr. Notes, 11.000% due 7/31/10............................        63,855
    225,000     A         AT&T Wireless Services, Inc., Sr. Notes, 8.750% due
                            3/1/31....................................................       304,296
     50,000     NR        GT Group Telecom Inc., Sr. Discount Notes, step bond to
                            yield
                            15.233% due 2/1/10 (h)(i).................................             5
    125,000     BB        Nextel Communications, Inc., Bonds, 7.375% due 8/1/15.......       138,125
     44,000     B-        Nextel Partners, Inc., Sr. Notes, 12.500% due 11/15/09......        50,050
    250,000     BBB-      Sprint Capital Corp., 6.900% due 5/1/19.....................       280,327
                          Qwest Services Corp.:
     98,000     B           14.000% due 12/15/14 (g)..................................       124,460
    160,000     B           Sr. Secured Debentures, 14.000% due 12/15/10 (g)..........       193,200
     50,000     CCC       Ubiquitel Operating Co., Sr. Notes, 9.875% due 3/1/11.......        56,375
----------------------------------------------------------------------------------------------------
                                                                                           1,313,427
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
TEXTILE/APPAREL -- 0.1%
$    90,000     CCC       Levi Strauss & Co., Notes, 7.000% due 11/1/06...............  $     94,950
     32,000     B+        William Carter, Sr. Sub. Notes, Series B, 10.875% due
                            8/15/11...................................................        36,000
----------------------------------------------------------------------------------------------------
                                                                                             130,950
----------------------------------------------------------------------------------------------------
TOWER -- 0.3%
     37,000     CCC       American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........        39,312
                          Crown Castle International Corp., Sr. Notes:
     10,000     CCC         10.750% due 8/1/11........................................        10,900
     75,000     CCC         7.500% due 12/1/13........................................        81,000
     75,000     CCC-      SBA Communications Corp., Sr. Notes, 8.500% due 12/1/12
                            (g).......................................................        76,875
    100,000     B-        SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10............       107,250
----------------------------------------------------------------------------------------------------
                                                                                             315,337
----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.0%
     45,000     BB+       Windsor Petroleum Transportation Corp., Secured Notes,
                            7.840% due 1/15/21 (g)....................................        47,138
----------------------------------------------------------------------------------------------------
UTILITIES -- 1.0%
     55,000     B-        AES Corp., Sr. Notes, 9.500% due 6/1/09.....................        62,837
     45,000     BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08..................        52,401
    175,000     B         Calpine Corp., Sr. Secured Notes, 8.500% due 7/15/10 (g)....       150,937
    300,000     BBB       Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08............       302,547
                          Edison Mission Energy, Sr. Notes:
    100,000     B           10.000% due 8/15/08.......................................       115,250
     25,000     B           7.730% due 6/15/09........................................        27,000
     25,000     B           9.875% due 4/15/11........................................        29,750
    100,000     B         NRG Energy, Inc., Sr. Secured Notes, 8.000% due 12/15/13
                            (g).......................................................       109,500
     90,000     B         Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10...       114,750
     25,000     B+        Reliant Energy, Inc., Sr. Secured Notes, 9.250% due
                            7/15/10...................................................        28,000
----------------------------------------------------------------------------------------------------
                                                                                             992,972
----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $19,396,607).......    20,634,797
----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 0.0%
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.0%
     10,000     B         Sanmina-SCI Corp., Sub. Debentures, zero coupon bond to
                            yield 10.746% due 9/12/20 (Cost -- $5,135)................         5,275
----------------------------------------------------------------------------------------------------
  SHARES                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.2%
----------------------------------------------------------------------------------------------------
AEROSPACE -- 0.0%
         95               Northrop Grumman Corp. .....................................         5,164
----------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/BOTTLING -- 0.0%
      3,630               Aurora Foods Inc. (i)(j)(k).................................             0
----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 0.0%
         63               Freescale Semiconductor Inc., Class B Shares (j)............         1,157
----------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 0.0%
        301               Outsourcing Solutions, Inc. (j)(k)..........................         1,052
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

  SHARES                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.2%
      2,092               AirGate PCS, Inc. (j).......................................  $     74,475
         66               McLeodUSA Inc., Class A Shares (j)..........................            48
        578               Motorola, Inc. .............................................         9,942
      6,485               Telewest Global, Inc. (j)...................................       114,006
----------------------------------------------------------------------------------------------------
                                                                                             198,471
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
      1,240               Crown Castle International Corp. (j)........................        20,634
----------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK (Cost -- $401,555).......................       226,478
----------------------------------------------------------------------------------------------------
PREFERRED STOCK (J) -- 0.1%
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.1%
        125               Alamosa Holdings, Inc., Series B, 7.500% due 7/31/13........       117,281
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
        700               Crown Castle International Corp., 6.250% due 8/15/12........        34,300
----------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $56,298).....................       151,581
----------------------------------------------------------------------------------------------------
WARRANTS (j) -- 0.0%
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.0%
         10               Pliant Corp., Expire 6/1/10 (g)(i)..........................             0
----------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING -- 0.0%
         60               Merrill Corp., Expire 5/1/09 (g)(i)(k)......................             0
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.0%
         60               Cybernet Internet Services International, Inc., Expire
                            7/1/09 (g)(i)(k)..........................................             0
         90               WAM! NET Inc., Expire 3/1/05 (i)............................             1
----------------------------------------------------------------------------------------------------
                                                                                                   1
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
         50               GT Group Telecom Inc., Expire 2/1/10 (g)(i)(k)..............             0
         40               Horizon PCS, Inc., Expire 10/1/10 (g)(i)(k).................             0
        100               Iridium World Communications Ltd., Expire 7/15/05
                            (g)(i)(k).................................................             1
         50               IWO Holdings, Inc., Expire 1/15/11 (g)(i)...................             1
        150               RSL Communications Ltd., Expire 11/15/06 (i)(k).............             0
----------------------------------------------------------------------------------------------------
                                                                                                   2
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
         50               American Tower Corp., Expire 8/1/08 (g).....................        11,525
----------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS (Cost -- $24,883)............................        11,528
----------------------------------------------------------------------------------------------------
   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- DEVELOPED MARKETS (l) -- 8.9%
----------------------------------------------------------------------------------------------------
FINLAND -- 1.8%
$ 1,150,000     AAA       Republic of Finland, Bonds, 5.750% due 2/23/011 (c).........     1,774,167
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
GERMANY -- 1.3%
$   250,000(USD)   BB+    Aries Vermogensverwalng, Notes, 9.600% due 10/25/14 (g).....  $    308,750
    700,000     AAA       Bundesrepublic Deutschland, Bond, Series 00, 5.250% due
                            1/4/11 (c)................................................     1,051,738
----------------------------------------------------------------------------------------------------
                                                                                           1,360,488
----------------------------------------------------------------------------------------------------
ITALY -- 0.6%
    525,000(USD)   AA-..  Region of Lombardy, Bonds, 5.804% due 10/25/32 (c)..........       560,112
----------------------------------------------------------------------------------------------------
NETHERLANDS -- 2.6%
  1,760,000     AAA..     Kingdom of the Netherlands, Bonds, 5.000% due 7/15/11 (c)...     2,625,093
----------------------------------------------------------------------------------------------------
SWEDEN -- 2.6%
 16,600,000     AAA..     Swedish Government, Series 1048, 4.000% due 12/1/09 (c).....     2,563,858
----------------------------------------------------------------------------------------------------
                          TOTAL SOVEREIGN DEBT -- DEVELOPED MARKETS
                          (Cost -- $8,160,739)........................................     8,883,718
----------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- EMERGING MARKETS -- 17.0%
----------------------------------------------------------------------------------------------------
ARGENTINA -- 0.4%
    700,000     D         Republic of Argentina, Series L-GP, 6.000% due 3/31/23
                            (h).......................................................       395,500
----------------------------------------------------------------------------------------------------
BRAZIL -- 5.3%
                          Federal Republic of Brazil:
                            Bonds:
  1,000,000     BB-            10.500% due 7/14/14 (c)................................     1,190,000
    175,000     BB-            10.125% due 5/15/27....................................       199,938
    410,000     BB-            12.250% due 3/6/30 (c).................................       540,688
    550,000     BB-            11.000% due 8/17/40 (c)................................       652,850
  1,085,301     BB-         Series 18 Years, 3.125% due 4/15/12 (c)(f)................     1,039,176
  1,648,912     BB-         Series 20 Years, 8.000% due 4/15/14 (c)...................     1,687,559
----------------------------------------------------------------------------------------------------
                                                                                           5,310,211
----------------------------------------------------------------------------------------------------
BULGARIA -- 0.2%
    125,000     BBB-      Republic of Bulgaria, Bonds, Series REGS, 8.250% due
                            1/15/15...................................................       157,656
----------------------------------------------------------------------------------------------------
COLUMBIA -- 0.8%
                          Republic of Colombia:
                            Bonds:
    125,000     BB             8.125% due 5/21/24.....................................       121,875
    100,000     BB             8.375% due 2/15/27.....................................        98,000
    200,000     BB             10.375% due 1/28/33....................................       232,000
                            Notes:
    165,000     BB             10.000% due 1/23/12....................................       191,400
    125,000     BB             10.750% due 1/15/13....................................       149,531
----------------------------------------------------------------------------------------------------
                                                                                             792,806
----------------------------------------------------------------------------------------------------
ECUADOR -- 0.6%
                          Republic of Ecuador, Bonds, Series REGS:
    500,000     CCC+        12.000% due 11/15/12......................................       515,000
    150,000     CCC+        8.000% due 8/15/30........................................       131,063
----------------------------------------------------------------------------------------------------
                                                                                             646,063
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
MALAYSIA -- 0.3%
$   225,000     A-        Malaysia Government, Bonds, 7.500% due 7/15/11..............  $    263,118
----------------------------------------------------------------------------------------------------
MEXICO -- 1.9%
                          United Mexican States:
    425,000     BBB-        Bonds, 8.300% due 8/15/31.................................       498,313
                            Notes:
    175,000     BBB-           6.625% due 3/3/15......................................       188,388
                               Series A:
    500,000     BBB-             6.375% due 1/16/13...................................       531,875
    640,000     BBB-             5.875% due 1/15/14 (c)...............................       657,600
----------------------------------------------------------------------------------------------------
                                                                                           1,876,176
----------------------------------------------------------------------------------------------------
PANAMA -- 0.4%
                          Republic of Panama, Bonds:
     80,000     BB          9.625% due 2/8/11.........................................        95,200
    225,000     BB          9.375% due 1/16/23........................................       262,125
     50,000     BB          8.875% due 9/30/27........................................        55,750
----------------------------------------------------------------------------------------------------
                                                                                             413,075
----------------------------------------------------------------------------------------------------
PERU -- 0.8%
                          Republic of Peru:
                            Bonds, Series 20 Years:
    200,000     BB             4.500% due 3/7/17......................................       188,000
    132,000     BB             5.000% due 3/7/17......................................       126,060
    400,000     BB          Notes, 9.125% due 2/21/12.................................       467,500
----------------------------------------------------------------------------------------------------
                                                                                             781,560
----------------------------------------------------------------------------------------------------
PHILIPPINES -- 0.7%
                          Republic of Philippines, Notes:
    325,000     BB          8.375% due 3/12/09........................................       342,469
    375,000     BB          10.625% due 3/16/25.......................................       402,188
----------------------------------------------------------------------------------------------------
                                                                                             744,657
----------------------------------------------------------------------------------------------------
RUSSIA -- 3.3%
                          Russian Federation, Bonds, Series REGS:
    475,000     BB+         11.000% due 7/24/18 (c)...................................       662,328
  2,610,000     BB+         5.000% due 3/31/30 (c)....................................     2,694,825
----------------------------------------------------------------------------------------------------
                                                                                           3,357,153
----------------------------------------------------------------------------------------------------
SOUTH AFRICA -- 0.1%
     50,000     BBB       Republic of South Africa, Notes, 6.500% due 6/2/14..........        54,875
----------------------------------------------------------------------------------------------------
TURKEY -- 0.9%
                          Republic of Turkey:
                            Notes:
    125,000     BB-            9.000% due 6/30/11.....................................       142,955
    145,000     BB-            11.500% due 1/23/12....................................       187,022
    305,000     BB-            11.000% due 1/14/13....................................       387,652
    125,000     BB-            Sr. Bonds, 11.875% due 1/15/30.........................       180,313
----------------------------------------------------------------------------------------------------
                                                                                             897,942
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
VENEZUELA -- 1.1%
                          Republic of Venezuela:
$   225,000     B           Bonds, 5.375% due 8/7/10..................................  $    212,400
                            Notes:
    575,000     B              10.750% due 9/19/13 (c)................................       684,250
    250,000     B              8.500% due 10/8/14.....................................       263,750
----------------------------------------------------------------------------------------------------
                                                                                           1,160,400
----------------------------------------------------------------------------------------------------
UKRAINE -- 0.2%
                          Ukraine Government:
    100,000     B+          6.875% due 3/4/11.........................................       102,865
    100,000     B+          Bonds, 7.650% due 6/11/13.................................       106,953
----------------------------------------------------------------------------------------------------
                                                                                             209,818
----------------------------------------------------------------------------------------------------
                          TOTAL SOVEREIGN DEBT -- EMERGING MARKETS
                          (Cost -- $15,625,309).......................................    17,061,010
----------------------------------------------------------------------------------------------------
LOAN PARTICIPATION (m) -- 0.3%
    271,801     BB        Kingdom of Morocco, Tranche A, 2.781% due 1/2/09 (CS First
                            Boston Corp.) (Cost -- $260,938)..........................       267,045
----------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $93,063,617).................    96,839,425
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 33.3%
$33,394,000               UBS Financial Services Inc. dated 12/31/04, 2.170% due
                            1/3/05; Proceeds at maturity -- $33,400,039; (Fully
                            collateralized by various U.S. Government Agency
                            Obligations and International Bank for Reconstruction &
                            Development, 0.000% to 8.875% due 1/18/05 to 3/11/31;
                            Market value -- $34,062,040) (Cost -- $33,394,000)........  $ 33,394,000
----------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 129.8% (Cost -- $126,457,617*).........   130,233,425
                          Liabilities in Excess of Other Assets -- (29.8)%............   (29,929,095)
----------------------------------------------------------------------------------------------------
                          TOTAL NET ASSETS -- 100.0%..................................  $100,304,330
----------------------------------------------------------------------------------------------------

(a)   Security acquired under mortgage dollar roll agreement.
(b)   Security is traded on a "to-be-announced" basis.
(c) All or a portion of this security is segregated for open forward foreign currency contracts, futures contracts commitments and/or to-be-announced ("TBA") securities.
(d) A portion of this security is held as collateral for open futures contracts commitments.
(e)   All ratings are by Standard & Poor's Ratings Service.
(f)   Variable rate security.
(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to the guidelines approved by the Board of Trustees.
(h)   Security is currently in default.
(i)   Security has been deemed illiquid.
(j)   Non-income producing security.
(k) Security is fair valued in accordance with the procedures approved by the Portfolio's Board of Trustees.
(l) Face amount represents local currency, unless otherwise indicated.
(m) Participation interest was acquired through the financial institution indicated parenthetically.
 * Aggregate cost for federal income tax purposes is $126,508,743.

      Abbreviations used in this schedule:
      USD -- U.S. Dollar
      See page 78 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 98.2%
----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 14.4%
AUTO COMPONENTS -- 0.4%
     400      BorgWarner, Inc. ...........................................    $   21,668
----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.8%
   2,900      Fleetwood Enterprises, Inc. (a).............................        39,034
----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 2.7%
     400      Callaway Golf Co. ..........................................         5,400
   3,000      Hasbro, Inc. ...............................................        58,140
   3,500      Mattel, Inc. ...............................................        68,215
----------------------------------------------------------------------------------------
                                                                                 131,755
----------------------------------------------------------------------------------------
MEDIA -- 8.8%
   2,100      Comcast Corp., Special Class A Shares (a)...................        68,964
   6,200      Liberty Media Corp., Class A Shares (a).....................        68,076
   4,100      News Corp. Inc., Class B Shares.............................        78,720
   4,650      Time Warner Inc. (a)........................................        90,396
   1,500      Viacom Inc., Class B Shares.................................        54,585
   2,500      The Walt Disney Co. ........................................        69,500
----------------------------------------------------------------------------------------
                                                                                 430,241
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.7%
   1,900      The Home Depot, Inc. .......................................        81,206
----------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY................................       703,904
----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.0%
FOOD & DRUG RETAILING -- 1.0%
   2,525      Safeway Inc. (a)............................................        49,843
----------------------------------------------------------------------------------------
ENERGY -- 4.9%
ENERGY EQUIPMENT & SERVICES -- 1.8%
   2,700      GlobalSantaFe Corp. ........................................        89,397
----------------------------------------------------------------------------------------
OIL & GAS -- 3.1%
   1,000      Anadarko Petroleum Corp. ...................................        64,810
   1,600      ChevronTexaco Corp. ........................................        84,016
     100      Todco, Class A Shares (a)...................................         1,842
----------------------------------------------------------------------------------------
                                                                                 150,668
----------------------------------------------------------------------------------------
              TOTAL ENERGY................................................       240,065
----------------------------------------------------------------------------------------
FINANCIALS -- 19.9%
BANKS -- 2.3%
   1,200      The Bank of New York Co., Inc. .............................        40,104
       7      Mitsubishi Tokyo Financial Group, Inc. .....................        70,865
----------------------------------------------------------------------------------------
                                                                                 110,969
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 7.7%
   1,700      American Express Co. .......................................    $   95,829
   2,100      JPMorgan Chase & Co. .......................................        81,921
   1,800      MBNA Corp. .................................................        50,742
   1,100      Merrill Lynch & Co., Inc. ..................................        65,747
     600      Morgan Stanley..............................................        33,312
   1,000      State Street Corp. .........................................        49,120
----------------------------------------------------------------------------------------
                                                                                 376,671
----------------------------------------------------------------------------------------
INSURANCE -- 9.4%
     900      Ambac Financial Group, Inc. ................................        73,917
   1,100      American International Group, Inc. .........................        72,237
   1,200      The Chubb Corp. ............................................        92,280
     900      The Hartford Financial Services Group, Inc. ................        62,379
   1,000      MGIC Investment Corp. ......................................        68,910
     200      The PMI Group, Inc. ........................................         8,350
   1,500      Radian Group Inc. ..........................................        79,860
----------------------------------------------------------------------------------------
                                                                                 457,933
----------------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
   1,900      Digital Realty Trust, Inc. .................................        25,593
----------------------------------------------------------------------------------------
              TOTAL FINANCIALS............................................       971,166
----------------------------------------------------------------------------------------
HEALTHCARE -- 13.0%
BIOTECHNOLOGY -- 2.9%
     500      Amgen Inc. (a)..............................................        32,075
  10,300      Aphton Corp. (a)............................................        32,033
   3,416      Enzo Biochem, Inc. (a)......................................        66,510
   4,000      XOMA Ltd. (a)...............................................        10,360
----------------------------------------------------------------------------------------
                                                                                 140,978
----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 0.6%
     900      McKesson Corp. .............................................        28,314
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.5%
   2,300      Abbott Laboratories.........................................       107,295
     200      Eli Lilly and Co. ..........................................        11,350
   1,600      GlaxoSmithKline PLC, ADR....................................        75,824
   1,700      Johnson & Johnson...........................................       107,814
   2,500      Pfizer Inc. ................................................        67,225
   2,200      Wyeth.......................................................        93,698
----------------------------------------------------------------------------------------
                                                                                 463,206
----------------------------------------------------------------------------------------
              TOTAL HEALTHCARE............................................       632,498
----------------------------------------------------------------------------------------
INDUSTRIALS -- 7.0%
AEROSPACE & DEFENSE -- 2.5%
     800      The Boeing Co. .............................................        41,416
   2,100      Raytheon Co. ...............................................        81,543
----------------------------------------------------------------------------------------
                                                                                 122,959
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
AIRLINES -- 1.5%
   4,400      Southwest Airlines Co. .....................................    $   71,632
----------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.5%
     600      Chicago Bridge & Iron Co. N.V., NY Shares...................        24,000
----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.1%
    1400      Honeywell International Inc. ...............................        49,574
     700      Hutchison Whampoa Ltd. .....................................         6,552
----------------------------------------------------------------------------------------
                                                                                  56,126
----------------------------------------------------------------------------------------
MACHINERY -- 1.4%
     700      Caterpillar Inc. ...........................................        68,257
----------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS...........................................       342,974
----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 20.7%
COMMUNICATIONS EQUIPMENT -- 4.5%
  18,500      Lucent Technologies Inc. (a)................................        69,560
   4,400      Motorola, Inc. .............................................        75,680
   4,700      Nokia Oyj, Sponsored ADR....................................        73,649
----------------------------------------------------------------------------------------
                                                                                 218,889
----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.9%
   1,400      Electronics for Imaging, Inc. (a)...........................        24,374
     700      International Business Machines Corp. ......................        69,006
     600      Socket Communications, Inc. (a).............................         1,194
----------------------------------------------------------------------------------------
                                                                                  94,574
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.2%
   2,800      Agilent Technologies, Inc. (a)..............................        67,480
     600      Maxwell Technologies, Inc. (a)..............................         6,084
     300      PerkinElmer, Inc. ..........................................         6,747
  13,300      Solectron Corp. (a).........................................        70,889
     200      Thermo Electron Corp. (a)...................................         6,038
----------------------------------------------------------------------------------------
                                                                                 157,238
----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.9%
     300      IAC/InterActiveCorp (a).....................................         8,286
   5,200      RealNetworks, Inc. (a)......................................        34,424
----------------------------------------------------------------------------------------
                                                                                  42,710
----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 1.4%
   2,100      SunGard Data Systems Inc. (a)...............................        59,493
     700      Unisys Corp. (a)............................................         7,126
----------------------------------------------------------------------------------------
                                                                                  66,619
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.8%
   3,200      IKON Office Solutions, Inc. ................................    $   36,992
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.9%
   1,400      Applied Materials, Inc. (a).................................        23,940
   3,100      Intel Corp. ................................................        72,509
     600      Novellus Systems, Inc. (a)..................................        16,734
     100      Samsung Electronics Co., Ltd. GDR (b).......................        21,900
   7,757      Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored
              ADR.........................................................        65,857
   3,600      Texas Instruments Inc. .....................................        88,632
----------------------------------------------------------------------------------------
                                                                                 289,572
----------------------------------------------------------------------------------------
SOFTWARE -- 2.1%
     400      Actuate Corp. (a)...........................................         1,020
   5,100      Micromuse Inc. (a)..........................................        28,305
   2,700      Microsoft Corp. ............................................        72,117
----------------------------------------------------------------------------------------
                                                                                 101,442
----------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY................................     1,008,036
----------------------------------------------------------------------------------------
MATERIALS -- 10.9%
CHEMICALS -- 3.4%
     300      Cabot Corp. ................................................        11,604
   1,800      The Dow Chemical Co. .......................................        89,118
   2,100      Engelhard Corp. ............................................        64,407
----------------------------------------------------------------------------------------
                                                                                 165,129
----------------------------------------------------------------------------------------
METALS & MINING -- 4.5%
   2,200      Alcoa Inc. .................................................        69,124
   1,100      Allegheny Technologies Inc. ................................        23,837
   1,100      Brush Engineered Materials, Inc. (a)........................        20,350
   1,700      Newmont Mining Corp. .......................................        75,497
   1,400      RTI International Metals, Inc. (a)..........................        28,756
   1,000      WGI Heavy Minerals, Inc. (a)................................         4,156
----------------------------------------------------------------------------------------
                                                                                 221,720
----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 3.0%
   1,900      Georgia-Pacific Corp. ......................................        71,212
   1,100      Weyerhaeuser Co. ...........................................        73,942
----------------------------------------------------------------------------------------
                                                                                 145,154
----------------------------------------------------------------------------------------
              TOTAL MATERIALS.............................................       532,003
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.8%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.0%
     700      Hutchison Telecommunications International Ltd. (a).........           635
   3,000      Nippon Telegraph and Telephone Corp., ADR...................        67,650
   3,000      SBC Communications Inc. ....................................        77,310
----------------------------------------------------------------------------------------
                                                                                 145,595
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.8%
   3,300      Vodafone Group PLC, Sponsored ADR...........................    $   90,354
----------------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES............................       235,949
----------------------------------------------------------------------------------------
UTILITIES -- 1.6%
ELECTRIC UTILITIES -- 0.2%
   2,200      Calpine Corp. (a)...........................................         8,668
----------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.4%
   4,300      The Williams Cos., Inc. ....................................        70,047
----------------------------------------------------------------------------------------
              TOTAL UTILITIES.............................................        78,715
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $4,135,504)........................................     4,795,153
----------------------------------------------------------------------------------------

  FACE
 AMOUNT
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
$104,000      Morgan Stanley dated 12/31/04, 2.180% due 1/3/05; Proceeds at maturity -- $104,019;
                (Fully collateralized by various Federal Home Loan Bank
                Bonds, 1.400% to 6.300% due 4/1/05 to 2/7/28; Market
                value -- $107,080) (Cost -- $104,000).....................       104,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.3% (Cost -- $4,239,504*)...........     4,899,153
              Liabilities in Excess of Other Assets -- (0.3%).............       (15,802)
----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%..................................    $4,883,351
----------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to the guidelines approved by the Board of Trustees.
* Aggregate cost for federal income tax purposes is $4,262,329.

     Abbreviations used in this schedule:
     ADR -- American Depositary Receipt
     GDR -- Global Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK -- 96.3%
-----------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 13.6%
AUTO COMPONENTS -- 0.2%
     10,483      Cooper Tire & Rubber Co. ...................................    $      225,909
     21,235      Dana Corp. .................................................           368,003
     78,834      Delphi Corp. ...............................................           711,083
     24,472      The Goodyear Tire & Rubber Co. (a)..........................           358,760
     26,483      Johnson Controls, Inc. .....................................         1,680,082
     18,559      Visteon Corp. ..............................................           181,321
-----------------------------------------------------------------------------------------------
                                                                                      3,525,158
-----------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.6%
    257,623      Ford Motor Co. .............................................         3,771,601
     78,891      General Motors Corp. .......................................         3,160,373
     42,611      Harley-Davidson, Inc. ......................................         2,588,618
-----------------------------------------------------------------------------------------------
                                                                                      9,520,592
-----------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.5%
     88,469      Carnival Corp. .............................................         5,098,468
     23,150      Darden Restaurants, Inc. ...................................           642,181
     15,532      Harrah's Entertainment, Inc. ...............................         1,038,935
     53,056      Hilton Hotels Corp. ........................................         1,206,493
     48,816      International Game Technology...............................         1,678,294
     32,340      Marriott International, Inc., Class A Shares................         2,036,773
    177,451      McDonald's Corp. (b)........................................         5,689,079
     55,667      Starbucks Corp. (a).........................................         3,471,394
     28,521      Starwood Hotels & Resorts Worldwide, Inc. ..................         1,665,626
     15,961      Wendy's International, Inc. ................................           626,629
     41,460      Yum! Brands, Inc. ..........................................         1,956,083
-----------------------------------------------------------------------------------------------
                                                                                     25,109,955
-----------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
     10,951      The Black & Decker Corp. ...................................           967,302
     17,426      Centex Corp. ...............................................         1,038,241
     20,476      Fortune Brands, Inc. .......................................         1,580,338
      6,598      KB Home.....................................................           688,831
     26,815      Leggett & Platt, Inc. ......................................           762,350
     11,207      Maytag Corp. ...............................................           236,468
     38,672      Newell Rubbermaid Inc. .....................................           935,476
     17,650      Pulte Homes, Inc. ..........................................         1,126,070
      8,270      Snap-on Inc. ...............................................           284,157
     11,492      The Stanley Works...........................................           562,993
      9,787      Whirlpool Corp. ............................................           677,358
-----------------------------------------------------------------------------------------------
                                                                                      8,859,584
-----------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.7%
     93,008      eBay Inc. (a)...............................................        10,814,970
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
     13,060      Brunswick Corp. ............................................    $      646,470
     40,336      Eastman Kodak Co. ..........................................         1,300,836
     24,713      Hasbro, Inc. ...............................................           478,938
     60,692      Mattel, Inc. ...............................................         1,182,887
-----------------------------------------------------------------------------------------------
                                                                                      3,609,131
-----------------------------------------------------------------------------------------------
MEDIA -- 3.9%
     86,685      Clear Channel Communications, Inc. .........................         2,903,081
    316,125      Comcast Corp., Class A Shares (a)...........................        10,520,640
     11,366      Dow Jones & Co., Inc. ......................................           489,420
     38,036      Gannett Co., Inc. ..........................................         3,107,541
     58,421      The Interpublic Group of Cos., Inc. (a).....................           782,841
     11,291      Knight-Ridder, Inc. ........................................           755,820
     26,919      The McGraw Hill Cos., Inc. .................................         2,464,165
      6,912      Meredith Corp. .............................................           374,630
    372,050      News Corp., Class A Shares..................................         6,942,453
     21,205      The New York Times Co., Class A Shares......................           865,164
     26,770      Omnicom Group Inc. .........................................         2,257,246
    640,243      Time Warner Inc. (a)........................................        12,446,324
     46,404      Tribune Co. ................................................         1,955,465
     45,345      Univision Communications Inc., Class A Shares (a)...........         1,327,248
    245,769      Viacom Inc., Class B Shares.................................         8,943,534
    287,898      The Walt Disney Co. ........................................         8,003,564
-----------------------------------------------------------------------------------------------
                                                                                     64,139,136
-----------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 3.2%
     16,836      Big Lots, Inc. (a)..........................................           204,221
     64,375      Costco Wholesale Corp. .....................................         3,116,394
     11,434      Dillard's, Inc., Class A Shares.............................           307,232
     47,510      Dollar General Corp. .......................................           986,783
     24,060      Family Dollar Stores, Inc. .................................           751,394
     25,412      Federated Department Stores, Inc. ..........................         1,468,559
     38,437      J.C. Penney Co., Inc. ......................................         1,591,292
     47,744      Kohl's Corp. (a)............................................         2,347,572
     40,708      The May Department Stores Co. ..............................         1,196,815
     19,179      Nordstrom, Inc. ............................................           896,235
     31,241      Sears Roebuck & Co. ........................................         1,594,228
    128,161      Target Corp. ...............................................         6,655,401
    595,853      Wal-Mart Stores, Inc. ......................................        31,472,955
-----------------------------------------------------------------------------------------------
                                                                                     52,589,081
-----------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.3%
     38,491      AutoNation, Inc. (a)........................................           739,412
     12,242      AutoZone, Inc. (a)..........................................         1,117,817
     41,867      Bed Bath & Beyond Inc. (a)..................................         1,667,563
     45,710      Best Buy Co., Inc. .........................................         2,716,088
     29,943      Circuit City Stores, Inc. ..................................           468,309
    126,129      The Gap, Inc. ..............................................         2,663,844
    313,875      The Home Depot, Inc. .......................................        13,415,018

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.3% (CONTINUED)
     56,589      Limited Brands..............................................    $    1,302,679
    110,585      Lowe's Cos., Inc. ..........................................         6,368,590
     43,487      Office Depot, Inc. (a)......................................           754,934
     13,520      OfficeMax Inc. .............................................           424,258
     22,906      RadioShack Corp. ...........................................           753,149
     20,337      The Sherwin-Williams Co. ...................................           907,640
     70,256      Staples, Inc. ..............................................         2,368,330
     20,608      Tiffany & Co. ..............................................           658,838
     70,994      The TJX Cos., Inc. .........................................         1,784,079
     29,522      Toys "R" Us, Inc. (a).......................................           604,315
-----------------------------------------------------------------------------------------------
                                                                                     38,714,863
-----------------------------------------------------------------------------------------------
TEXTILES & APPAREL -- 0.5%
     26,245      Coach, Inc. (a).............................................         1,480,218
     17,725      Jones Apparel Group, Inc. ..................................           648,203
     15,493      Liz Claiborne, Inc. ........................................           653,960
     37,017      NIKE, Inc., Class B Shares..................................         3,357,072
      8,295      Reebok International Ltd. ..................................           364,980
     15,313      V.F. Corp. .................................................           848,034
-----------------------------------------------------------------------------------------------
                                                                                      7,352,467
-----------------------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY................................       224,234,937
-----------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.0%
BEVERAGES -- 2.2%
      5,134      Adolph Coors Co., Class B Shares............................           388,490
    114,388      Anheuser-Busch Co., Inc. ...................................         5,802,903
     17,082      Brown-Forman Corp., Class B Shares..........................           831,552
    343,528      The Coca-Cola Co. ..........................................        14,301,071
     64,450      Coca-Cola Enterprises Inc. .................................         1,343,782
     36,588      Pepsi Bottling Group, Inc. .................................           989,340
    240,283      PepsiCo, Inc. ..............................................        12,542,773
-----------------------------------------------------------------------------------------------
                                                                                     36,199,911
-----------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 1.0%
     51,395      Albertson's, Inc. ..........................................         1,227,313
     55,545      CVS Corp. ..................................................         2,503,413
    104,941      The Kroger Co. (a)..........................................         1,840,665
     62,064      Safeway Inc. (a)............................................         1,225,143
     19,048      SUPERVALU Inc. .............................................           657,537
     90,527      Sysco Corp. ................................................         3,455,416
    144,056      Walgreen Co. ...............................................         5,527,429
-----------------------------------------------------------------------------------------------
                                                                                     16,436,916
-----------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.2%
     90,643      Archer-Daniels-Midland Co. .................................         2,022,245
     57,848      Campbell Soup Co. ..........................................         1,729,077
     75,306      ConAgra Foods, Inc. ........................................         2,217,762
     52,820      General Mills, Inc. ........................................         2,625,682

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.2% (CONTINUED)
     49,439      H.J. Heinz Co. .............................................    $    1,927,627
     36,678      Hershey Foods Corp. ........................................         2,037,096
     57,965      Kellogg Co. ................................................         2,588,717
     19,504      McCormick & Co., Inc. ......................................           752,854
    111,131      Sara Lee Corp. .............................................         2,682,702
     31,597      Wm. Wrigley Jr. Co. ........................................         2,186,196
-----------------------------------------------------------------------------------------------
                                                                                     20,769,958
-----------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.8%
     20,973      The Clorox Co. .............................................         1,235,939
     74,752      Colgate-Palmolive Co. ......................................         3,824,312
     70,544      Kimberly-Clark Corp. .......................................         4,642,501
    356,531      The Procter & Gamble Co. ...................................        19,637,727
-----------------------------------------------------------------------------------------------
                                                                                     29,340,479
-----------------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.6%
     12,806      Alberto-Culver Co. .........................................           621,987
     66,058      Avon Products, Inc. ........................................         2,556,445
    141,345      The Gillette Co. ...........................................         6,329,429
-----------------------------------------------------------------------------------------------
                                                                                      9,507,861
-----------------------------------------------------------------------------------------------
TOBACCO -- 1.2%
    287,547      Altria Group, Inc. .........................................        17,569,122
     21,575      Reynolds American Inc. .....................................         1,695,795
     23,460      UST Inc. ...................................................         1,128,661
-----------------------------------------------------------------------------------------------
                                                                                     20,393,578
-----------------------------------------------------------------------------------------------
                 TOTAL CONSUMER STAPLES......................................       132,648,703
-----------------------------------------------------------------------------------------------
ENERGY -- 6.7%
ENERGY EQUIPMENT & SERVICES -- 0.9%
     46,988      Baker Hughes Inc. ..........................................         2,004,978
     22,320      BJ Services Co. ............................................         1,038,773
     61,555      Halliburton Co. ............................................         2,415,418
     20,631      Nabors Industries, Ltd. (a).................................         1,058,164
     18,860      Noble Corp. (a).............................................           938,096
     14,798      Rowan Cos., Inc. (a)........................................           383,268
     82,698      Schlumberger Ltd. ..........................................         5,536,631
     44,740      Transocean Inc. (a).........................................         1,896,529
-----------------------------------------------------------------------------------------------
                                                                                     15,271,857
-----------------------------------------------------------------------------------------------
OIL & GAS -- 5.8%
     12,594      Amerada Hess Corp. .........................................         1,037,494
     35,480      Anadarko Petroleum Corp. ...................................         2,299,459
     45,509      Apache Corp. ...............................................         2,301,390
      9,710      Ashland, Inc. ..............................................           566,870
     55,442      Burlington Resources, Inc. .................................         2,411,727
    300,804      ChevronTexaco Corp. ........................................        15,795,218
     96,220      ConocoPhillips..............................................         8,354,783
     65,140      Devon Energy Corp. .........................................         2,535,249

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
OIL & GAS -- 5.8% (CONTINUED)
     16,190      EOG Resources, Inc. ........................................    $    1,155,318
    912,779      Exxon Mobil Corp. ..........................................        46,789,052
     22,147      Kerr-McGee Corp. ...........................................         1,279,875
     47,619      Marathon Oil Corp. .........................................         1,790,951
     54,479      Occidental Petroleum Corp. .................................         3,179,394
     10,888      Sunoco, Inc. ...............................................           889,658
     36,413      Unocal Corp. ...............................................         1,574,498
     35,856      Valero Energy Corp. ........................................         1,627,862
     37,254      XTO Energy, Inc. ...........................................         1,318,047
-----------------------------------------------------------------------------------------------
                                                                                     94,906,845
-----------------------------------------------------------------------------------------------
                 TOTAL ENERGY................................................       110,178,702
-----------------------------------------------------------------------------------------------
FINANCIALS -- 19.9%
BANKS -- 6.7%
     49,468      AmSouth Bancorp. ...........................................         1,281,221
    574,194      Bank of America Corp. ......................................        26,981,376
    108,818      The Bank of New York Co., Inc. .............................         3,636,698
     76,794      BB&T Corp. .................................................         3,229,188
     24,516      Comerica Inc. ..............................................         1,495,966
     17,238      Compass Bancshares, Inc. ...................................           838,973
     79,451      Fifth Third Bancorp.........................................         3,756,443
     17,558      First Horizon National Corp. ...............................           756,925
     42,692      Golden West Financial Corp. ................................         2,622,143
     31,910      Huntington Bancshares Inc. .................................           790,730
     59,009      KeyCorp.....................................................         2,000,405
     16,756      M&T Bank Corp. .............................................         1,806,967
     31,979      Marshall & Ilsley Corp. ....................................         1,413,472
     60,663      Mellon Financial Corp. .....................................         1,887,226
     95,457      National City Corp. ........................................         3,584,410
     63,857      North Fork Bancorp., Inc. ..................................         1,842,274
     30,900      Northern Trust Corp. .......................................         1,501,122
     38,999      PNC Financial Services Group................................         2,240,103
     65,135      Regions Financial Corp. ....................................         2,318,155
     42,847      Sovereign Bancorp, Inc. ....................................           966,200
     51,410      SunTrust Banks, Inc. .......................................         3,798,171
     42,413      Synovus Financial Corp. ....................................         1,212,164
    269,876      U.S. Bancorp................................................         8,452,516
    226,197      Wachovia Corp. .............................................        11,897,962
    126,525      Washington Mutual, Inc. ....................................         5,349,477
    237,868      Wells Fargo & Co. ..........................................        14,783,496
     12,687      Zions Bancorp...............................................           863,097
-----------------------------------------------------------------------------------------------
                                                                                    111,306,880
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.5%
    180,683      American Express Co. .......................................        10,185,101
     14,491      The Bear Stearns Cos. Inc. .................................         1,482,574
     32,352      Capital One Financial Corp. ................................         2,724,362
    191,208      The Charles Schwab Corp. ...................................         2,286,848

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.5% (CONTINUED)
     31,040      CIT Group Inc. .............................................    $    1,422,253
    723,843      Citigroup, Inc. (b)+........................................        34,874,756
     77,796      Countrywide Financial Corp. ................................         2,879,230
     51,745      E*TRADE Financial Corp. (a).................................           773,588
    136,615      Fannie Mae..................................................         9,728,354
     15,035      Federated Investors, Inc., Class B Shares...................           457,064
     35,086      Franklin Resources, Inc. ...................................         2,443,740
     96,710      Freddie Mac.................................................         7,127,527
     67,948      The Goldman Sachs Group, Inc. ..............................         7,069,310
    496,611      JPMorgan Chase & Co. .......................................        19,372,795
     33,792      Janus Capital Group, Inc. ..................................           568,044
     38,879      Lehman Brothers Holdings Inc. ..............................         3,401,135
    179,765      MBNA Corp. .................................................         5,067,575
    131,513      Merrill Lynch & Co., Inc. ..................................         7,860,532
     20,842      Moody's Corp. ..............................................         1,810,128
    154,088      Morgan Stanley..............................................         8,554,966
     45,285      Principal Financial Group, Inc. ............................         1,853,968
     40,457      Providian Financial Corp. (a)...............................           666,327
     63,540      SLM Corp. ..................................................         3,392,401
     47,135      State Street Corp. .........................................         2,315,271
     17,655      T. Rowe Price Group Inc. ...................................         1,098,141
-----------------------------------------------------------------------------------------------
                                                                                    139,415,990
-----------------------------------------------------------------------------------------------
INSURANCE -- 4.2%
     39,123      ACE Ltd. ...................................................         1,672,508
     72,081      AFLAC, Inc. ................................................         2,871,707
     98,851      Allstate Corp. .............................................         5,112,574
     14,926      Ambac Financial Group, Inc. ................................         1,225,872
    366,561      American International Group, Inc. .........................        24,072,061
     44,171      Aon Corp. ..................................................         1,053,920
     26,437      The Chubb Corp. ............................................         2,033,005
     23,599      Cincinnati Financial Corp. .................................         1,044,492
     40,901      The Hartford Financial Services Group, Inc. ................         2,834,848
     19,770      Jefferson-Pilot Corp. ......................................         1,027,249
     24,902      Lincoln National Corp. .....................................         1,162,425
     26,088      Loews Corp. ................................................         1,833,986
     74,412      Marsh & McLennan Cos., Inc. ................................         2,448,155
     20,181      MBIA Inc. ..................................................         1,277,054
    107,028      MetLife, Inc. ..............................................         4,335,704
     13,898      MGIC Investment Corp. ......................................           957,711
     28,306      The Progressive Corp. ......................................         2,401,481
     76,000      Prudential Financial, Inc. .................................         4,176,960
     19,460      SAFECO Corp. ...............................................         1,016,590
     93,176      The St. Paul Travelers Cos., Inc. ..........................         3,454,034
     15,889      Torchmark Corp. ............................................           907,897
     41,502      UnumProvident Corp. ........................................           744,546
     19,367      XL Capital Ltd., Class A Shares.............................         1,503,848
-----------------------------------------------------------------------------------------------
                                                                                     69,168,627
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
     13,159      Apartment Investment and Management Co., Class A Shares.....    $      507,148
     27,491      Archstone-Smith Trust.......................................         1,052,905
     56,087      Equity Office Properties Trust..............................         1,633,253
     39,234      Equity Residential..........................................         1,419,486
     25,781      Plum Creek Timber Co., Inc. ................................           991,022
     25,244      ProLogis....................................................         1,093,823
     28,597      Simon Property Group, Inc. .................................         1,849,368
-----------------------------------------------------------------------------------------------
                                                                                      8,547,005
-----------------------------------------------------------------------------------------------
                 TOTAL FINANCIALS............................................       328,438,502
-----------------------------------------------------------------------------------------------
HEALTHCARE -- 12.1%
BIOTECHNOLOGY -- 1.2%
    181,172      Amgen Inc. (a)..............................................        11,622,184
     46,079      Biogen Idec Inc. (a)........................................         3,069,322
     26,210      Chiron Corp. (a)............................................           873,579
     31,628      Genzyme Corp. (a)...........................................         1,836,638
     60,756      Gilead Sciences, Inc. (a)...................................         2,125,852
     34,903      MedImmune, Inc. (a).........................................           946,220
-----------------------------------------------------------------------------------------------
                                                                                     20,473,795
-----------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 2.1%
     29,344      Applera Corp. -- Applied Biosystems Group...................           613,583
      7,368      Bausch & Lomb, Inc. ........................................           474,941
     85,901      Baxter International, Inc. .................................         2,967,021
     35,402      Becton Dickinson & Co. .....................................         2,010,834
     36,066      Biomet, Inc. ...............................................         1,564,904
    115,019      Boston Scientific Corp. (a).................................         4,088,925
     14,570      C.R. Bard, Inc. ............................................           932,189
     15,837      Fisher Scientific International Inc. (a)....................           987,912
     43,800      Guidant Corp. ..............................................         3,157,980
     33,840      IMS Health Inc. ............................................           785,426
    170,315      Medtronic, Inc. ............................................         8,459,546
      6,927      Millipore Corp. (a).........................................           345,034
     48,450      St. Jude Medical, Inc. (a)..................................         2,031,508
     55,942      Stryker Corp. ..............................................         2,699,202
     34,022      Zimmer Holdings, Inc. (a)...................................         2,725,843
-----------------------------------------------------------------------------------------------
                                                                                     33,844,848
-----------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 2.1%
     21,611      Aetna, Inc. ................................................         2,695,972
     15,858      AmerisourceBergen Corp. ....................................           930,547
     61,185      Cardinal Health, Inc. ......................................         3,557,908
     62,843      Caremark Rx, Inc. (a).......................................         2,477,899
     19,714      CIGNA Corp. ................................................         1,608,071
     10,843      Express Scripts, Inc. (a)...................................           828,839
     60,571      HCA Inc. ...................................................         2,420,417
     34,324      Health Management Associates, Inc., Class A Shares..........           779,841
     22,368      Humana, Inc. (a)............................................           664,106

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 2.1% (CONTINUED)
     21,071      Laboratory Corp. of America Holdings (a)....................    $    1,049,757
     12,398      Manor Care, Inc. ...........................................           439,261
     41,075      McKesson Corp. .............................................         1,292,220
     14,539      Quest Diagnostics Inc. .....................................         1,389,201
     65,914      Tenet Healthcare Corp. (a)..................................           723,736
     95,987      UnitedHealth Group Inc. ....................................         8,449,736
     41,126      WellPoint Inc. (a)..........................................         4,729,490
-----------------------------------------------------------------------------------------------
                                                                                     34,037,001
-----------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.7%
    219,895      Abbott Laboratories.........................................        10,258,102
     18,473      Allergan, Inc. .............................................         1,497,606
    272,830      Bristol-Myers Squibb Co. ...................................         6,989,905
    157,891      Eli Lilly and Co. ..........................................         8,960,314
     51,593      Forest Laboratories, Inc. (a)...............................         2,314,462
     20,995      Hospira, Inc. (a)...........................................           703,332
    416,981      Johnson & Johnson...........................................        26,444,935
     34,103      King Pharmaceuticals, Inc. (a)..............................           422,877
     38,159      Medco Health Solutions, Inc. (a)............................         1,587,414
    312,474      Merck & Co., Inc. ..........................................        10,042,914
     37,625      Mylan Laboratories Inc. ....................................           665,210
  1,063,158      Pfizer Inc. ................................................        28,588,319
    206,757      Schering-Plough Corp. ......................................         4,317,086
     15,113      Watson Pharmaceuticals, Inc. (a)............................           495,858
    187,269      Wyeth.......................................................         7,975,787
-----------------------------------------------------------------------------------------------
                                                                                    111,264,121
-----------------------------------------------------------------------------------------------
                 TOTAL HEALTHCARE............................................       199,619,765
-----------------------------------------------------------------------------------------------
INDUSTRIALS -- 12.1%
AEROSPACE & DEFENSE -- 1.7%
    118,295      The Boeing Co. .............................................         6,124,132
     27,865      General Dynamics Corp. .....................................         2,914,679
     16,487      Goodrich Corp. .............................................           538,136
     15,171      L-3 Communications Holdings, Inc. ..........................         1,111,124
     63,510      Lockheed Martin Corp. ......................................         3,527,981
     52,528      Northrop Grumman Corp. .....................................         2,855,422
     58,316      Raytheon Co. ...............................................         2,264,410
     24,894      Rockwell Collins, Inc. .....................................           981,819
     72,474      United Technologies Corp. ..................................         7,490,188
-----------------------------------------------------------------------------------------------
                                                                                     27,807,891
-----------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS -- 1.1%
     42,008      FedEx Corp. ................................................         4,137,368
      9,142      Ryder Systems, Inc. ........................................           436,713
    158,708      United Parcel Service, Inc., Class B Shares.................        13,563,186
-----------------------------------------------------------------------------------------------
                                                                                     18,137,267
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
     16,863      Delta Air Lines, Inc. (a)...................................    $      126,135
    111,120      Southwest Airlines Co. .....................................         1,809,034
-----------------------------------------------------------------------------------------------
                                                                                      1,935,169
-----------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
     30,513      American Standard Cos. Inc. (a).............................         1,260,797
     63,613      Masco Corp. ................................................         2,323,783
-----------------------------------------------------------------------------------------------
                                                                                      3,584,580
-----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.7%
     45,484      Allied Waste Industries, Inc. (a)...........................           422,092
     24,789      Apollo Group, Inc., Class A Shares (a)......................         2,000,720
     82,879      Automatic Data Processing Inc. .............................         3,675,684
     15,479      Avery Dennison Corp. .......................................           928,276
    141,627      Cendant Corp. ..............................................         3,311,239
     24,148      Cintas Corp. ...............................................         1,059,131
     19,648      Convergys Corp. (a).........................................           294,524
     19,346      Equifax, Inc. ..............................................           543,623
    124,638      First Data Corp. ...........................................         5,302,101
     27,432      Fiserv, Inc. (a)............................................         1,102,492
     25,052      H&R Block, Inc. ............................................         1,227,548
     15,714      Monster Worldwide, Inc. (a).................................           528,619
     52,889      Paychex, Inc. ..............................................         1,802,457
     32,787      Pitney Bowes, Inc. .........................................         1,517,382
     30,212      R.R. Donnelley & Sons Co. ..................................         1,066,181
     24,008      Robert Half International Inc. .............................           706,555
     19,958      Sabre Holdings Corp., Class A Shares........................           442,269
     80,910      Waste Management, Inc. .....................................         2,422,445
-----------------------------------------------------------------------------------------------
                                                                                     28,353,338
-----------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.0%
     11,433      Fluor Corp. ................................................           623,213
-----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
     27,498      American Power Conversion Corp. ............................           588,457
     12,819      Cooper Industries, Ltd., Class A Shares.....................           870,282
     59,359      Emerson Electric Co. .......................................         4,161,066
     12,477      Power-One, Inc. (a).........................................           111,295
     26,454      Rockwell Automation, Inc. ..................................         1,310,796
-----------------------------------------------------------------------------------------------
                                                                                      7,041,896
-----------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.8%
    110,074      3M Co. .....................................................         9,033,773
  1,481,841      General Electric Co. .......................................        54,087,196
    120,585      Honeywell International Inc. ...............................         4,269,915
     19,311      Textron, Inc. ..............................................         1,425,152
    280,986      Tyco International Ltd. ....................................        10,042,440
-----------------------------------------------------------------------------------------------
                                                                                     78,858,476
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
MACHINERY -- 1.5%
     48,764      Caterpillar Inc. ...........................................    $    4,754,978
      5,925      Cummins Inc. ...............................................           496,456
     43,334      Danaher Corp. ..............................................         2,487,805
     34,168      Deere & Co. ................................................         2,542,099
     28,605      Dover Corp. ................................................         1,199,694
     21,401      Eaton Corp. ................................................         1,548,576
     43,296      Illinois Tool Works, Inc. ..................................         4,012,673
     24,697      Ingersoll-Rand Co. Ltd., Class A Shares.....................         1,983,169
     12,933      ITT Industries, Inc. .......................................         1,092,192
      9,703      Navistar International Corp. (a)............................           426,738
     24,495      PACCAR Inc. ................................................         1,971,358
     17,378      Pall Corp. .................................................           503,093
     16,691      Parker-Hannifin Corp. ......................................         1,264,176
-----------------------------------------------------------------------------------------------
                                                                                     24,283,007
-----------------------------------------------------------------------------------------------
ROAD & RAIL -- 0.5%
     52,492      Burlington Northern Santa Fe Corp. .........................         2,483,397
     30,262      CSX Corp. ..................................................         1,212,901
     55,151      Norfolk Southern Corp. .....................................         1,995,915
     36,382      Union Pacific Corp. ........................................         2,446,690
-----------------------------------------------------------------------------------------------
                                                                                      8,138,903
-----------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
     24,314      Genuine Parts Co. ..........................................         1,071,275
     12,689      W.W. Grainger, Inc. ........................................           845,341
-----------------------------------------------------------------------------------------------
                                                                                      1,916,616
-----------------------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS...........................................       200,680,356
-----------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 14.8%
COMMUNICATIONS EQUIPMENT -- 2.6%
    110,730      ADC Telecommunications, Inc. (a)............................           296,756
     22,357      Andrew Corp. (a)............................................           304,726
     59,604      Avaya Inc. (a)..............................................         1,025,189
     82,548      CIENA Corp. (a).............................................           275,710
    951,888      Cisco Systems, Inc. (a).....................................        18,371,438
     27,168      Comverse Technology, Inc. (a)...............................           664,258
    189,797      Corning, Inc. (a)...........................................         2,233,911
    199,579      JDS Uniphase Corp. (a)......................................           632,665
    597,932      Lucent Technologies Inc. (a)................................         2,248,224
    329,121      Motorola, Inc. .............................................         5,660,881
    226,328      QUALCOMM, Inc. .............................................         9,596,307
     21,276      Scientific-Atlanta, Inc. ...................................           702,321
     65,035      Tellabs, Inc. (a)...........................................           558,651
-----------------------------------------------------------------------------------------------
                                                                                     42,571,037
-----------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.8%
     52,189      Apple Computer, Inc. (a)....................................         3,360,972
    350,604      Dell Inc. (a)...............................................        14,774,453

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.8% (CONTINUED)
    339,679      EMC Corp. (a)...............................................    $    5,051,027
     52,439      Gateway, Inc. (a)...........................................           315,158
    428,643      Hewlett-Packard Co. ........................................         8,988,644
    234,968      International Business Machines Corp. (b)...................        23,163,145
     17,987      Lexmark International, Inc., Class A Shares (a).............         1,528,895
     13,303      NCR Corp. (a)...............................................           920,967
     48,437      Network Appliance, Inc. (a).................................         1,609,077
     22,656      NVIDIA Corp. (a)............................................           533,775
    460,451      Sun Microsystems, Inc. (a)..................................         2,477,226
-----------------------------------------------------------------------------------------------
                                                                                     62,723,339
-----------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
     66,654      Agilent Technologies, Inc. (a)..............................         1,606,361
     42,442      Broadcom Corp., Class A Shares (a)..........................         1,370,028
     28,232      Jabil Circuit, Inc. (a).....................................           722,175
     26,727      Molex, Inc. ................................................           801,810
     17,917      PerkinElmer, Inc. ..........................................           402,953
     72,905      Sanmina-SCI Corp. (a).......................................           617,505
    134,559      Solectron Corp. (a).........................................           717,199
     32,739      Symbol Technologies, Inc. ..................................           566,385
     11,705      Tektronix, Inc. ............................................           353,608
     23,166      Thermo Electron Corp. (a)...................................           699,382
     16,906      Waters Corp. (a)............................................           791,032
-----------------------------------------------------------------------------------------------
                                                                                      8,648,438
-----------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.4%
    186,705      Yahoo! Inc. (a).............................................         7,035,044
-----------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 0.4%
     19,023      Affiliated Computer Services, Inc., Class A Shares (a)......         1,144,994
     26,469      Computer Sciences Corp. (a).................................         1,492,058
     70,267      Electronic Data Systems Corp. ..............................         1,623,168
     40,384      SunGard Data Systems Inc. (a)...............................         1,144,079
     46,667      Unisys Corp. (a)............................................           475,070
-----------------------------------------------------------------------------------------------
                                                                                      5,879,369
-----------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
    115,003      Xerox Corp. (a).............................................         1,956,201
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.8%
     48,853      Advanced Micro Devices, Inc. (a)............................         1,075,743
     53,211      Altera Corp. (a)............................................         1,101,468
     52,405      Analog Devices, Inc. .......................................         1,934,793
    236,490      Applied Materials, Inc. (a).................................         4,043,979
     43,435      Applied Micro Circuits Corp. (a)............................           182,861
     52,606      Freescale Semiconductor Inc., Class B Shares (a)............           965,846
    910,986      Intel Corp. ................................................        21,307,963
     27,495      KLA-Tencor Corp. (a)........................................         1,280,717
     43,970      Linear Technology Corp. ....................................         1,704,277
     54,235      LSI Logic Corp. (a).........................................           297,208

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.8% (CONTINUED)
     46,246      Maxim Integrated Products, Inc. ............................    $    1,960,368
     85,817      Micron Technology, Inc. (a).................................         1,059,840
     49,671      National Semiconductor Corp. (a)............................           891,594
     21,379      Novellus Systems, Inc. (a)..................................           596,260
     24,071      PMC-Sierra, Inc. (a)........................................           270,799
     13,131      QLogic Corp. (a)............................................           482,302
     26,747      Teradyne, Inc. (a)..........................................           456,571
    243,724      Texas Instruments Inc. .....................................         6,000,485
     48,283      Xilinx, Inc. ...............................................         1,431,591
-----------------------------------------------------------------------------------------------
                                                                                     47,044,665
-----------------------------------------------------------------------------------------------
SOFTWARE -- 4.2%
     33,653      Adobe Systems, Inc. ........................................         2,111,389
     31,574      Autodesk, Inc. .............................................         1,198,233
     31,357      BMC Software, Inc. (a)......................................           583,240
     23,062      Citrix Systems, Inc. (a)....................................           565,711
     82,513      Computer Associates International, Inc. ....................         2,562,854
     53,440      Compuware Corp. (a).........................................           345,757
     42,107      Electronic Arts Inc. (a)....................................         2,597,160
     27,948      Intuit Inc. (a).............................................         1,229,991
     12,798      Mercury Interactive Corp. (a)...............................           582,949
  1,527,597      Microsoft Corp. ............................................        40,802,116
     52,439      Novell, Inc. (a)............................................           353,963
    734,891      Oracle Corp. (a)............................................        10,082,705
     38,739      Parametric Technology, Inc. (a).............................           228,173
     51,278      PeopleSoft, Inc. (a)........................................         1,357,841
     69,310      Siebel Systems, Inc. (a)....................................           727,755
     87,396      Symantec Corp. (a)..........................................         2,251,321
     60,265      VERITAS Software Corp. (a)..................................         1,720,566
-----------------------------------------------------------------------------------------------
                                                                                     69,301,724
-----------------------------------------------------------------------------------------------
                 TOTAL INFORMATION TECHNOLOGY................................       245,159,817
-----------------------------------------------------------------------------------------------
MATERIALS -- 3.0%
CHEMICALS -- 1.6%
     31,885      Air Products & Chemicals, Inc. .............................         1,848,373
    130,961      The Dow Chemical Co. .......................................         6,483,879
    140,237      E.I. du Pont de Nemours & Co. ..............................         6,878,625
     10,854      Eastman Chemical Co. .......................................           626,601
     36,256      Ecolab Inc. ................................................         1,273,673
     17,867      Engelhard Corp. ............................................           547,981
      7,188      Great Lakes Chemical Corp. .................................           204,786
     15,045      Hercules, Inc. (a)..........................................           223,418
     13,195      International Flavors & Fragrances, Inc. ...................           565,274
     37,331      Monsanto Co. ...............................................         2,073,737
     24,185      PPG Industries, Inc. .......................................         1,648,450
     45,842      Praxair, Inc. ..............................................         2,023,924

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
CHEMICALS -- 1.6% (CONTINUED)
     31,176      Rohm and Haas Co. ..........................................    $    1,378,914
      9,869      Sigma-Aldrich Corp. ........................................           596,680
-----------------------------------------------------------------------------------------------
                                                                                     26,374,315
-----------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.0%
     14,138      Vulcan Materials Co. .......................................           772,076
-----------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.2%
     15,746      Ball Corp. .................................................           692,509
     15,065      Bemis, Inc. ................................................           438,241
     22,080      Pactiv Corp. (a)............................................           558,403
     12,089      Sealed Air Corp. (a)........................................           643,981
      7,751      Temple-Inland, Inc. ........................................           530,168
-----------------------------------------------------------------------------------------------
                                                                                      2,863,302
-----------------------------------------------------------------------------------------------
METALS & MINING -- 0.7%
    122,119      Alcoa Inc. .................................................         3,836,979
     11,467      Allegheny Technologies Inc. ................................           248,490
     24,225      Freeport-McMoRan Copper & Gold, Inc., Class B Shares........           926,122
     60,597      Newmont Mining Corp. .......................................         2,691,113
     21,906      Nucor Corp. ................................................         1,146,560
     13,075      Phelps Dodge Corp. .........................................         1,293,379
     15,926      United States Steel Corp. ..................................           816,208
-----------------------------------------------------------------------------------------------
                                                                                     10,958,851
-----------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.5%
     35,502      Georgia-Pacific Corp. ......................................         1,330,615
     67,348      International Paper Co. ....................................         2,828,616
     14,843      Louisiana-Pacific Corp. ....................................           396,902
     28,254      MeadWestvaco Corp. .........................................           957,528
     32,970      Weyerhaeuser Co. ...........................................         2,216,243
-----------------------------------------------------------------------------------------------
                                                                                      7,729,904
-----------------------------------------------------------------------------------------------
                 TOTAL MATERIALS.............................................        48,698,448
-----------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%
     43,934      ALLTEL Corp. ...............................................         2,581,562
    111,511      AT&T Corp. .................................................         2,125,400
    257,523      BellSouth Corp. ............................................         7,156,564
     20,134      CenturyTel, Inc. ...........................................           714,153
     40,177      Citizens Communications Co. ................................           554,041
    248,792      Qwest Communications International Inc. (a).................         1,104,636
    464,616      SBC Communications Inc. ....................................        11,973,154
    199,774      Sprint Corp. ...............................................         4,964,384
    388,287      Verizon Communications Inc. ................................        15,729,506
-----------------------------------------------------------------------------------------------
                                                                                     46,903,400
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
    154,314      Nextel Communications, Inc., Class A Shares (a).............    $    4,629,420
-----------------------------------------------------------------------------------------------
                 TOTAL TELECOMMUNICATION SERVICES............................        51,532,820
-----------------------------------------------------------------------------------------------
UTILITIES -- 3.0%
ELECTRIC UTILITIES -- 2.4%
     87,613      The AES Corp. (a)...........................................         1,197,670
     20,475      Allegheny Energy, Inc. (a)..................................           403,562
     25,421      Ameren Corp. ...............................................         1,274,609
     55,484      American Electric Power Co., Inc. ..........................         1,905,321
     59,545      Calpine Corp. (a)...........................................           234,607
     43,600      CenterPoint Energy, Inc. ...................................           492,680
     25,047      Cinergy Corp. ..............................................         1,042,707
     26,814      CMS Energy Corp. (a)........................................           280,206
     33,730      Consolidated Edison, Inc. ..................................         1,475,688
     23,401      Constellation Energy Group, Inc. ...........................         1,022,858
     45,679      Dominion Resources, Inc. ...................................         3,094,295
     23,771      DTE Energy Co. .............................................         1,025,243
     45,867      Edison International........................................         1,469,120
     32,115      Entergy Corp. ..............................................         2,170,653
     92,533      Exelon Corp. ...............................................         4,077,929
     46,224      FirstEnergy Corp. ..........................................         1,826,310
     25,997      FPL Group, Inc. ............................................         1,943,276
     58,735      PG&E Corp. (a)..............................................         1,954,701
     12,999      Pinnacle West Capital Corp. ................................           577,286
     24,866      PPL Corp. ..................................................         1,324,860
     34,353      Progress Energy, Inc. ......................................         1,554,130
     33,202      Public Service Enterprise Group Inc. .......................         1,718,868
    103,114      The Southern Co. ...........................................         3,456,381
     26,454      TECO Energy, Inc. ..........................................           405,804
     35,725      TXU Corp. ..................................................         2,306,406
     55,726      Xcel Energy, Inc. ..........................................         1,014,213
-----------------------------------------------------------------------------------------------
                                                                                     39,249,383
-----------------------------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
     89,054      El Paso Corp. ..............................................           926,162
     22,500      KeySpan Corp. ..............................................           887,625
     17,346      Kinder Morgan, Inc. ........................................         1,268,513
      6,131      Nicor, Inc. ................................................           226,479
      5,062      Peoples Energy Corp. .......................................           222,475
     32,086      Sempra Energy...............................................         1,176,914
-----------------------------------------------------------------------------------------------
                                                                                      4,708,168
-----------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.3%
    127,211      Duke Energy Corp. ..........................................         3,222,255
     51,322      Dynegy Inc., Class A Shares (a).............................           237,108

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.3% (CONTINUED)
     36,789      NiSource Inc. ..............................................    $      838,053
     72,772      The Williams Cos., Inc. ....................................         1,185,456
-----------------------------------------------------------------------------------------------
                                                                                      5,482,872
-----------------------------------------------------------------------------------------------
                 TOTAL UTILITIES.............................................        49,440,423
-----------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK (Cost -- $1,521,669,366).................     1,590,632,473
-----------------------------------------------------------------------------------------------
 WARRANTS
-----------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
COMMUNICATIONS EQUIPMENT -- 0.0%
     26,657      Lucent Technologies Inc., Expire 12/10/07(a) (Cost -- $0)...            42,118
-----------------------------------------------------------------------------------------------
                 SUB-TOTAL INVESTMENTS -- 96.3% (Cost -- $1,521,669,366).....     1,590,674,591
-----------------------------------------------------------------------------------------------

   FACE
  AMOUNT
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
-----------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.2%
$ 3,945,000      United States Treasury Bill due 3/17/05(b)(c)
                 (Cost -- $3,927,274)........................................         3,928,336
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
 57,790,000      Bank of America Corp. dated 12/31/04, 2.150% due 1/3/05;
                   Proceeds at maturity -- $57,800,354; (Fully collateralized by U.S. Treasury Strips and various U.S. Government Agency
                   Obligations, 0.000% to 7.375% due 1/7/05 to 7/15/32;
                   Market value -- $58,947,221) (Cost -- $57,790,000)........        57,790,000
-----------------------------------------------------------------------------------------------
                 TOTAL SHORT-TERM INVESTMENTS (Cost -- $61,717,274)..........        61,718,336
-----------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100.0% (Cost -- $1,583,386,640*).......     1,652,392,927
                 Liabilities in Excess of Other Assets -- 0.0%...............          (634,911)
-----------------------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%..................................    $1,651,758,016
-----------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is segregated for open futures contracts.
(c) All or portion of this security is held as collateral for open futures contracts.
 + Citigroup Inc. is the parent company of the Travelers Investment Management Company, the Fund's investment adviser.
 *  Aggregate cost for federal income tax purposes is $1,584,748,939.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 97.9%
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 11.9%
HOTELS, RESTAURANTS & LEISURE -- 1.0%
     200      Ctrip.com International Ltd., ADR (a).......................    $     9,204
   3,270      McDonald's Corp. ...........................................        104,836
-----------------------------------------------------------------------------------------
                                                                                  114,040
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.0%
   5,020      Newell Rubbermaid Inc. .....................................        121,434
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 1.3%
   7,910      Mattel, Inc. ...............................................        154,166
-----------------------------------------------------------------------------------------
MEDIA -- 5.3%
   3,770      Comcast Corp., Class A Shares (a)...........................        125,466
   1,390      Comcast Corp., Special Class A Shares (a)...................         45,648
   9,457      Liberty Media Corp., Class A Shares (a).....................        103,838
   7,180      News Corp., Class A Shares..................................        133,979
   6,000      Time Warner Inc. (a)........................................        116,640
   2,840      Viacom Inc., Class B Shares.................................        103,348
-----------------------------------------------------------------------------------------
                                                                                  628,919
-----------------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.6%
   1,990      Costco Wholesale Corp. .....................................         96,336
   2,300      J.C. Penney Co., Inc. ......................................         95,220
-----------------------------------------------------------------------------------------
                                                                                  191,556
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.7%
   3,270      Best Buy Co., Inc. .........................................        194,303
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY................................      1,404,418
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.8%
BEVERAGES -- 1.9%
   4,250      PepsiCo, Inc. ..............................................        221,850
-----------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.1%
   3,040      Kellogg Co. ................................................        135,766
   4,800      Sara Lee Corp. .............................................        115,872
-----------------------------------------------------------------------------------------
                                                                                  251,638
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 3.1%
   1,760      Kimberly-Clark Corp. .......................................        115,826
   4,540      The Procter & Gamble Co. ...................................        250,063
-----------------------------------------------------------------------------------------
                                                                                  365,889
-----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.1%
   2,720      The Estee Lauder Cos. Inc., Class A Shares..................        124,494
-----------------------------------------------------------------------------------------
TOBACCO -- 0.6%
   1,250      Altria Group, Inc. .........................................         76,375
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES......................................      1,040,246
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ENERGY -- 7.4%
ENERGY EQUIPMENT & SERVICES -- 1.6%
   2,860      ENSCO International Inc. ...................................    $    90,776
   2,930      GlobalSantaFe Corp. ........................................         97,012
-----------------------------------------------------------------------------------------
                                                                                  187,788
-----------------------------------------------------------------------------------------
OIL & GAS -- 5.8%
   2,300      ChevronTexaco Corp. ........................................        120,773
   5,650      Exxon Mobil Corp. ..........................................        289,619
   1,200      Nexen Inc. .................................................         48,780
   1,990      Total SA, Sponsored ADR.....................................        218,582
-----------------------------------------------------------------------------------------
                                                                                  677,754
-----------------------------------------------------------------------------------------
              TOTAL ENERGY................................................        865,542
-----------------------------------------------------------------------------------------
FINANCIALS -- 20.2%
BANKS -- 8.8%
   7,286      Bank of America Corp. ......................................        342,369
   2,820      The Bank of New York Co., Inc. .............................         94,244
   1,500      Comerica Inc. ..............................................         91,530
   3,000      U.S. Bancorp................................................         93,960
   2,580      Wachovia Corp. .............................................        135,708
   4,400      Wells Fargo & Co. ..........................................        273,460
-----------------------------------------------------------------------------------------
                                                                                1,031,271
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.4%
   2,890      American Express Co. .......................................        162,909
     900      Capital One Financial Corp. ................................         75,789
   1,640      Freddie Mac.................................................        120,868
   1,640      The Goldman Sachs Group, Inc. ..............................        170,626
   5,925      JPMorgan Chase & Co. .......................................        231,134
     400      Legg Mason, Inc. ...........................................         29,304
   3,300      Merrill Lynch & Co., Inc. ..................................        197,241
-----------------------------------------------------------------------------------------
                                                                                  987,871
-----------------------------------------------------------------------------------------
INSURANCE -- 3.0%
   2,570      American International Group, Inc. .........................        168,772
       1      Berkshire Hathaway Inc., Class A Shares (a).................         87,900
   1,260      The Chubb Corp. ............................................         96,894
-----------------------------------------------------------------------------------------
                                                                                  353,566
-----------------------------------------------------------------------------------------
              TOTAL FINANCIALS............................................      2,372,708
-----------------------------------------------------------------------------------------
HEALTHCARE -- 10.8%
BIOTECHNOLOGY -- 2.4%
   2,508      Amgen Inc. (a)..............................................        160,888
   1,530      OSI Pharmaceuticals, Inc. (a)...............................        114,521
-----------------------------------------------------------------------------------------
                                                                                  275,409
-----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 1.0%
   1,930      Fisher Scientific International Inc. (a)....................        120,393
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 0.7%
   1,600      Coventry Health Care, Inc. (a)..............................    $    84,928
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.7%
   3,710      GlaxoSmithKline PLC, ADR....................................        175,817
   4,490      Pfizer Inc. ................................................        120,736
   1,700      Sepracor Inc. (a)...........................................        100,929
   6,880      Teva Pharmaceutical Industries Ltd., Sponsored ADR..........        205,437
   4,270      Wyeth.......................................................        181,859
-----------------------------------------------------------------------------------------
                                                                                  784,778
-----------------------------------------------------------------------------------------
              TOTAL HEALTHCARE............................................      1,265,508
-----------------------------------------------------------------------------------------
INDUSTRIALS -- 15.4%
AEROSPACE & DEFENSE -- 4.5%
   5,290      The Boeing Co. .............................................        273,863
   1,490      Lockheed Martin Corp. ......................................         82,770
   4,560      Raytheon Co. ...............................................        177,065
-----------------------------------------------------------------------------------------
                                                                                  533,698
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.1%
   3,110      American Standard Cos. Inc. (a).............................        128,505
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 2.8%
   1,980      Avery Dennison Corp. .......................................        118,741
   3,500      Paychex, Inc. ..............................................        119,280
   2,850      Waste Management, Inc. .....................................         85,329
-----------------------------------------------------------------------------------------
                                                                                  323,350
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 6.2%
  12,890      General Electric Co. .......................................        470,485
   3,070      Honeywell International Inc. ...............................        108,709
   4,070      Tyco International Ltd. ....................................        145,462
-----------------------------------------------------------------------------------------
                                                                                  724,656
-----------------------------------------------------------------------------------------
MACHINERY -- 0.8%
   2,220      Navistar International Corp. (a)............................         97,636
-----------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS...........................................      1,807,845
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 16.4%
COMMUNICATIONS EQUIPMENT -- 4.3%
  57,190      ADC Telecommunications, Inc. (a)............................        153,269
   7,370      Cisco Systems, Inc. (a).....................................        142,241
  45,180      Nortel Networks Corp. (a)...................................        157,678
   2,400      Polycom, Inc. (a)...........................................         55,968
-----------------------------------------------------------------------------------------
                                                                                  509,156
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 4.6%
   4,680      Dell Inc. (a)...............................................    $   197,215
   2,220      International Business Machines Corp. ......................        218,848
   1,400      Lexmark International, Inc., Class A Shares (a).............        119,000
-----------------------------------------------------------------------------------------
                                                                                  535,063
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.1%
     300      SINA Corp. (a)..............................................          9,618
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.4%
   4,060      Intel Corp. ................................................         94,963
   2,300      Xilinx, Inc. ...............................................         68,195
-----------------------------------------------------------------------------------------
                                                                                  163,158
-----------------------------------------------------------------------------------------
SOFTWARE -- 6.0%
   5,290      BMC Software, Inc. (a)......................................         98,394
  15,120      Microsoft Corp. ............................................        403,855
   3,580      Oracle Corp. (a)............................................         49,118
   5,400      VERITAS Software Corp. (a)..................................        154,170
-----------------------------------------------------------------------------------------
                                                                                  705,537
-----------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY................................      1,922,532
-----------------------------------------------------------------------------------------
MATERIALS -- 4.0%
CONTAINERS & PACKAGING -- 0.5%
   3,180      Smurfit-Stone Container Corp. (a)...........................         59,402
-----------------------------------------------------------------------------------------
METALS & MINING -- 2.3%
   8,920      Barrick Gold Corp. .........................................        216,042
   2,700      Placer Dome Inc. ...........................................         50,922
-----------------------------------------------------------------------------------------
                                                                                  266,964
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.2%
   3,490      International Paper Co. ....................................        146,580
-----------------------------------------------------------------------------------------
              TOTAL MATERIALS.............................................        472,946
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.0%
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
   4,000      Nextel Communications, Inc., Class A Shares (a).............        120,000
-----------------------------------------------------------------------------------------
UTILITIES -- 2.0%
ELECTRIC UTILITIES -- 0.2%
     690      FirstEnergy Corp. ..........................................         27,262
-----------------------------------------------------------------------------------------
GAS UTILITIES -- 1.3%
  14,670      El Paso Corp. ..............................................        152,568
-----------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.5%
   1,700      Sempra Energy...............................................         62,356
-----------------------------------------------------------------------------------------
              TOTAL UTILITIES.............................................        242,186
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $9,339,173).....................     11,513,931
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

  FACE
 AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.5%
$297,000      UBS Financial Services Inc. dated 12/31/04, 2.170% due
                1/3/05; Proceeds at maturity -- $297,054; (Fully
                collateralized by various U.S. government agencies and
                International Bank Reconstruction & Development Bills,
                Notes, and Bonds, 0.000% to 8.875% due 1/18/05 to 3/11/31;
                Market Value -- $302,941) (Cost -- $297,000)..............    $   297,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.4% (Cost $9,636,173*)..............     11,810,931
              Liabilities in Excess of Other Assets -- (0.4%).............        (52,358)
-----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%..................................    $11,758,573
-----------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for federal income tax purposes is $9,835,916.

   Abbreviation used in this Schedule:

   ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 92.7%
-------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 17.2%
MEDIA -- 17.0%
    42,320      Cablevision Systems Corp., NY Group Class A Shares (a)......    $ 1,053,768
     4,117      Comcast Corp., Class A Shares (a)...........................        137,014
    63,025      Comcast Corp., Special Class A Shares (a)...................      2,069,741
        85      DreamWorks Animation SKG, Inc. (a)..........................          3,188
    89,400      Liberty Media Corp., Class A Shares (a).....................        981,612
     2,730      Liberty Media International, Inc., Class A Shares (a).......        126,208
    85,200      Time Warner Inc. (a)........................................      1,656,288
     8,153      Viacom Inc., Class B Shares.................................        296,688
    30,000      The Walt Disney Co. ........................................        834,000
     5,600      World Wrestling Entertainment, Inc. ........................         67,928
-------------------------------------------------------------------------------------------
                                                                                  7,226,435
-------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.2%
     7,700      Charming Shoppes, Inc. (a)..................................         72,149
-------------------------------------------------------------------------------------------
                TOTAL CONSUMER DISCRETIONARY................................      7,298,584
-------------------------------------------------------------------------------------------
ENERGY -- 9.9%
ENERGY EQUIPMENT & SERVICES -- 5.6%
     7,600      Core Laboratories N.V. (a)..................................        177,460
    24,150      Grant Prideco, Inc. (a).....................................        484,207
    33,250      Weatherford International Ltd. (a)..........................      1,705,725
-------------------------------------------------------------------------------------------
                                                                                  2,367,392
-------------------------------------------------------------------------------------------
OIL & GAS -- 4.3%
    28,300      Anadarko Petroleum Corp. ...................................      1,834,123
       255      Bill Barret Corp. (a).......................................          8,157
-------------------------------------------------------------------------------------------
                                                                                  1,842,280
-------------------------------------------------------------------------------------------
                TOTAL ENERGY................................................      4,209,672
-------------------------------------------------------------------------------------------
EXCHANGE TRADED FUND -- 1.8%
    18,600      Nasdaq-100 Index Tracking Stock.............................        742,326
-------------------------------------------------------------------------------------------
FINANCIALS -- 9.7%
BANKS -- 0.9%
    17,849      New York Community Bancorp, Inc. ...........................        367,154
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.8%
     4,500      CIT Group Inc. .............................................        206,190
     3,900      Cohen & Steers, Inc. .......................................         63,375
       200      Greenhill & Co., Inc. ......................................          5,740
    22,550      Lehman Brothers Holdings Inc. ..............................      1,972,674
    25,300      Merrill Lynch & Co., Inc. ..................................      1,512,181
        50      National Financial Partners Corp. ..........................          1,940
-------------------------------------------------------------------------------------------
                                                                                  3,762,100
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REAL ESTATE -- 0.0%
         3      Corrections Corp. of America (a)............................    $       121
-------------------------------------------------------------------------------------------
                TOTAL FINANCIALS............................................      4,129,375
-------------------------------------------------------------------------------------------
HEALTHCARE -- 35.5%
BIOTECHNOLOGY -- 21.4%
     6,420      Alkermes, Inc. (a)..........................................         90,458
    31,400      Amgen Inc. (a)..............................................      2,014,310
    30,350      Biogen Idec Inc. (a)........................................      2,021,614
     2,600      CancerVax Corp. (a).........................................         28,210
    43,175      Chiron Corp. (a)............................................      1,439,023
     4,300      Genentech, Inc. (a).........................................        234,092
    31,448      Genzyme Corp. (a)...........................................      1,826,185
    21,928      ImClone Systems Inc. (a)....................................      1,010,442
     8,200      Isis Pharmaceuticals, Inc. (a)..............................         48,380
    23,546      Millennium Pharmaceuticals, Inc. (a)........................        285,377
     4,860      Nanogen, Inc. (a)...........................................         35,770
     6,410      Vertex Pharmaceuticals Inc. (a).............................         67,754
-------------------------------------------------------------------------------------------
                                                                                  9,101,615
-------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 0.5%
     3,400      Biosite Inc. (a)............................................        209,236
-------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 5.0%
    24,260      UnitedHealth Group Inc. ....................................      2,135,608
-------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.6%
    43,580      Forest Laboratories, Inc. (a)...............................      1,954,999
    11,600      Johnson & Johnson...........................................        735,672
    22,900      King Pharmaceuticals, Inc. (a)..............................        283,960
     3,500      Pfizer Inc. ................................................         94,115
     6,442      Teva Pharmaceutical Industries Ltd., Sponsored ADR..........        192,358
    14,000      Valeant Pharmaceuticals International.......................        368,900
-------------------------------------------------------------------------------------------
                                                                                  3,630,004
-------------------------------------------------------------------------------------------
                TOTAL HEALTHCARE............................................     15,076,463
-------------------------------------------------------------------------------------------
INDUSTRIALS -- 8.0%
AEROSPACE & DEFENSE -- 2.9%
    16,850      L-3 Communications Holdings, Inc. ..........................      1,234,094
-------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.0%
       105      Cogent Inc. (a).............................................          3,465
-------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.9%
    46,134      Tyco International Ltd. ....................................      1,648,829
-------------------------------------------------------------------------------------------
MACHINERY -- 1.2%
    17,000      Pall Corp. .................................................        492,150
-------------------------------------------------------------------------------------------
                TOTAL INDUSTRIALS...........................................      3,378,538
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 10.5%
COMMUNICATIONS EQUIPMENT -- 2.5%
    14,700      C-COR Inc. (a)..............................................    $   136,710
     4,200      DSP Group, Inc. (a).........................................         93,786
    38,800      Motorola, Inc. .............................................        667,360
    11,400      Nokia Oyj, Sponsored ADR....................................        178,638
-------------------------------------------------------------------------------------------
                                                                                  1,076,494
-------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.6%
     3,500      LaserCard Corp. (a).........................................         36,715
    38,162      Maxtor Corp. (a)............................................        202,259
    31,500      Quantum Corp. (a)...........................................         82,530
    15,100      SanDisk Corp. (a)...........................................        377,047
-------------------------------------------------------------------------------------------
                                                                                    698,551
-------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.7%
     4,000      Broadcom Corp., Class A Shares (a)..........................        129,120
     5,750      Excel Technology, Inc. (a)..................................        149,500
-------------------------------------------------------------------------------------------
                                                                                    278,620
-------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.0%
     6,500      Cirrus Logic, Inc. (a)......................................         35,815
     4,900      Cree, Inc. (a)..............................................        196,392
     4,173      Freescale Semiconductor Inc., Class B Shares (a)............         76,616
    18,425      Intel Corp. ................................................        430,961
    75,055      Micron Technology, Inc. (a).................................        926,929
    14,200      RF Micro Devices, Inc. (a)..................................         97,128
     5,400      Standard Microsystems Corp. (a).............................         96,282
    14,100      Teradyne, Inc. (a)..........................................        240,687
-------------------------------------------------------------------------------------------
                                                                                  2,100,810
-------------------------------------------------------------------------------------------
SOFTWARE -- 0.7%
     3,300      Advent Software, Inc. (a)...................................         67,584
     3,800      Autodesk, Inc. .............................................        144,210
     3,800      Microsoft Corp. ............................................        101,498
-------------------------------------------------------------------------------------------
                                                                                    313,292
-------------------------------------------------------------------------------------------
                TOTAL INFORMATION TECHNOLOGY................................      4,467,767
-------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
     3,100      AT&T Corp. .................................................         59,086
-------------------------------------------------------------------------------------------
                TOTAL COMMON STOCK (Cost -- $37,559,089)....................     39,361,811
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

   FACE
  AMOUNT                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.1%
$1,515,000      Goldman, Sachs & Co. dated 12/31/04, 2.240% due 1/3/05;
                  Proceeds at maturity --
                  $1,515,283; (Fully collateralized by U.S. Treasury Bills,
                  Notes and Bonds, 0.000% to 13.875% due 2/15/05 to 4/15/32;
                  Market value -- $1,545,302)...............................    $ 1,515,000
 1,500,000      UBS Financial Services Inc. dated 12/31/04, 2.170% due
                  1/3/05; Proceeds at maturity --
                  $1,500,271; (Fully collateralized by various U.S.
                  Government Agencies and International Bank for
                  Reconstruction & Development Bills, Notes and Bonds,
                  0.000% to 8.875% due 1/18/05 to 3/11/31; Market
                  value -- $1,530,007)......................................      1,500,000
-------------------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENTS
                (Cost -- $3,015,000)........................................      3,015,000
-------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 99.8% (Cost -- $40,574,089*)...........     42,376,811
                Other Assets in Excess of Liabilities -- 0.2%...............         81,147
-------------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%..................................    $42,457,958
-------------------------------------------------------------------------------------------

(a)  Non-income producing security.
 * Aggregate cost for federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:

   ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
------------------------------------------------------------------------------------------------
AUSTRALIA -- 2.2%
         1,000          Macquarie Bank Ltd. ........................................  $   36,277
         1,802          News Corp. Ltd. ............................................      34,598
------------------------------------------------------------------------------------------------
                                                                                          70,875
------------------------------------------------------------------------------------------------
DENMARK -- 1.6%
           930          Novo Nordisk A/S, Class B Shares............................      50,601
------------------------------------------------------------------------------------------------
FINLAND -- 2.5%
         5,000          Nokia Oyj...................................................      78,650
------------------------------------------------------------------------------------------------
FRANCE -- 7.9%
         4,700          Axa.........................................................     115,668
           625          Essilor International S.A. .................................      48,776
           800          Total SA, Sponsored ADR.....................................      87,872
------------------------------------------------------------------------------------------------
                                                                                         252,316
------------------------------------------------------------------------------------------------
GERMANY -- 4.0%
           450          BASF AG, Sponsored ADR......................................      32,409
         1,300          SAP AG, Sponsored ADR.......................................      57,473
         1,400          Stada Arzneimittel AG.......................................      37,695
------------------------------------------------------------------------------------------------
                                                                                         127,577
------------------------------------------------------------------------------------------------
HONG KONG -- 1.9%
         2,000          Hutchinson Whampoa Ltd. ....................................      18,719
        14,000          Luen Thai Holdings Ltd. (a).................................       7,250
         4,000          Swire Pacific Limited, Class A Shares.......................      33,450
------------------------------------------------------------------------------------------------
                                                                                          59,419
------------------------------------------------------------------------------------------------
IRELAND -- 8.1%
         3,900          Bank of Ireland.............................................      64,673
         2,512          CRH PLC.....................................................      66,990
         8,000          Irish Continental Group PLC (a).............................     125,082
------------------------------------------------------------------------------------------------
                                                                                         256,745
------------------------------------------------------------------------------------------------
ITALY -- 0.8%
         2,000          Saipem S.p.A................................................      23,960
------------------------------------------------------------------------------------------------
JAPAN -- 20.7%
         2,000          Canon Inc. .................................................     107,661
         5,000          Dowa Mining Co., Ltd. ......................................      32,464
         2,000          Honda Motor Co., Ltd., Sponsored ADR........................      52,120
           300          Hoya Corp. .................................................      33,788
         2,000          Ito-Yokado Co., Ltd. .......................................      83,715
             6          Mitsubishi Tokyo Financial Group, Inc. .....................      60,741
           300          Nichii Gakkan Co. ..........................................       9,695
           200          Nidec Corp. ................................................      24,316
         2,000          Nomura Holdings, Inc. ......................................      29,086
           700          NTT DoCoMo, Inc., Sponsored ADR.............................      13,034
           300          Rohm Co. Ltd. ..............................................      30,955

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------
JAPAN -- 20.7% (CONTINUED)
           500          Seven-Eleven Japan Co., Ltd., Unsponsored ADR...............  $   15,761
         2,000          Sharp Corp. ................................................      32,571
           600          Shin-Etsu Chemical Co., Ltd. ...............................      24,530
         4,000          Terumo Corp. ...............................................     107,466
------------------------------------------------------------------------------------------------
                                                                                         657,903
------------------------------------------------------------------------------------------------
MEXICO -- 3.8%
        35,000          Wal-Mart de Mexico S.A. de CV...............................     120,138
------------------------------------------------------------------------------------------------
NETHERLANDS -- 1.8%
           975          Royal Dutch Petroleum Co. ..................................      55,896
------------------------------------------------------------------------------------------------
NORWAY -- 0.6%
         2,900          Stolt Offshore S.A. (a).....................................      18,689
------------------------------------------------------------------------------------------------
SINGAPORE -- 2.3%
         6,000          DBS Group Holdings Ltd. ....................................      59,177
         1,400          Venture Manufacturing Ltd. .................................      13,636
------------------------------------------------------------------------------------------------
                                                                                          72,813
------------------------------------------------------------------------------------------------
SPAIN -- 3.3%
         5,000          Indra Sistemas S.A. ........................................      85,080
         1,100          Telefonica S.A. ............................................      20,639
------------------------------------------------------------------------------------------------
                                                                                         105,719
------------------------------------------------------------------------------------------------
SWITZERLAND -- 12.8%
         2,500          Mettler-Toledo International Inc. (a).......................     128,275
           240          Nestle SA...................................................      62,577
           900          Roche Holding AG............................................     103,251
           200          Synthes, Inc................................................      22,349
         1,100          UBS AG......................................................      91,924
------------------------------------------------------------------------------------------------
                                                                                         408,376
------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 22.3%
         2,000          BOC Group PLC...............................................      38,068
         6,600          BP PLC......................................................      64,235
        14,800          Capita Group PLC............................................     103,707
         7,000          Compass Group PLC...........................................      33,024
         3,000          Diageo PLC..................................................      42,704
           825          HSBC Holdings PLC, Sponsored ADR............................      70,240
         9,166          Kingfisher PLC..............................................      54,394
        16,000          mmO(2) PLC (a)..............................................      37,627
         1,112          Royal Bank of Scotland Group PLC............................      37,325
        22,000          Serco Group PLC.............................................     101,157
         1,700          Smith & Nephew PLC..........................................      17,359
        11,207          Tesco PLC...................................................      69,083
         3,700          WPP Group PLC...............................................      40,618
------------------------------------------------------------------------------------------------
                                                                                         709,541
------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $2,034,638).....................   3,069,218
------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

     FACE
    AMOUNT                                    SECURITY                                VALUE
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.7%
      $117,000          Morgan Stanley dated 12/31/04, 2.180% due 1/3/05; Proceeds
                           at maturity -- $117,021;   (Fully collateralized by various
                           Federal Home Loan Bank Bonds,
                           1.400% to 6.300% due 4/1/05 to
                           2/7/28; Market value -- $120,464)
                           (Cost -- $117,000)...............  $  117,000
------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100.3% (Cost -- $2,151,638*)...........   3,186,218
                        Liabilities in Excess of Other Assets -- (0.3)%.............      (8,688)
------------------------------------------------------------------------------------------------
                        TOTAL NET ASSETS -- 100.0%..................................  $3,177,530
------------------------------------------------------------------------------------------------

 (a) Non-income producing security.
 * Aggregate cost for federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   -----------------------------------

   ADR -- American Depositary Receipt

SUMMARY OF INVESTMENTS BY SECTOR+
--------------------------------------------------------------------
Financials..................................................    18.8%
Information Technology......................................    17.6
Consumer Discretionary......................................    14.2
Healthcare..................................................    12.2
Energy......................................................     7.9
Industrials.................................................     7.3
Materials...................................................     6.1
Other.......................................................    15.9
--------------------------------------------------------------------
                                                               100.0%
--------------------------------------------------------------------

 + As a percentage of total investments. Please note that fund holdings are subject to change.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.
D            --   Bonds rated "D" are in default, and payment of interest
                  and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C            --   Bonds rated "C" are the lowest rated class of bonds, and
                  issues so rated can be regarded as having extremely poor
                  prospects of ever attaining any real investment standing.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                                                                DIVERSIFIED
                                                                   MONEY         STRATEGIC
                                                                   MARKET          INCOME
                                                                    FUND         PORTFOLIO
--------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................            --      $ 93,063,617
  Short-term investments, at cost...........................      $636,845        33,394,000
  Foreign currency, at cost.................................            --                --
--------------------------------------------------------------------------------------------
  Investments, at value.....................................            --      $ 96,839,425
  Short-term investments, at value..........................      $636,845        33,394,000
  Foreign currency, at value................................            --                --
  Cash......................................................           780               606
  Receivable from manager...................................           554                --
  Dividends and interest receivable.........................            --         1,185,856
  Receivable for securities sold............................            --           625,408
  Receivable for Fund shares sold...........................            --            17,914
  Receivable from broker -- variation margin on open futures
     contracts..............................................            --             3,234
  Prepaid expenses..........................................            --             8,007
--------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       638,179       132,074,450
--------------------------------------------------------------------------------------------
LIABILITIES:
  Trustees' fees payable....................................         1,260             2,343
  Payable for Fund shares reacquired........................           796           276,102
  Dividends payable.........................................           232                --
  Transfer agency services payable..........................             6               835
  Payable for securities purchased..........................            --        31,307,219
  Payable for open forward foreign currency contracts (Notes
     1 and 3)...............................................            --            60,532
  Investment advisory fees payable..........................            --            38,217
  Deferred mortgage dollar roll income......................            --            30,238
  Payable to broker -- variation margin on open futures
     contracts..............................................            --                --
  Administration fees payable...............................            --            16,985
  Distribution plan fees payable............................            --                --
  Accrued expenses..........................................        16,174            37,649
--------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................        18,468        31,770,120
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $619,711      $100,304,330
--------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................      $    620      $     10,789
  Capital paid in excess of par value.......................       619,091       105,254,954
  Undistributed (overdistributed) net investment income.....            --          (112,788)
  Accumulated net investment loss...........................            --                --
  Accumulated net realized gain (loss) from investment
     transactions and futures contracts.....................            --        (8,613,157)
  Net unrealized appreciation of investments, futures
     contracts and foreign currencies.......................            --         3,764,532
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $619,711      $100,304,330
--------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class I Shares............................................       619,711        10,788,599
  Class II Shares...........................................            --                --
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................         $1.00             $9.30
  Class II Shares...........................................            --                --
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

-----------------------------------------------------------
                                          DECEMBER 31, 2004

      ALL CAP         EQUITY         GROWTH      AGGRESSIVE    INTERNATIONAL
       VALUE          INDEX         & INCOME       GROWTH         EQUITY
       FUND         PORTFOLIO         FUND          FUND           FUND
----------------------------------------------------------------------------
    $ 4,135,504   $1,521,669,366   $ 9,339,173   $37,559,089    $2,034,638
        104,000       61,717,274       297,000     3,015,000       117,000
             --               --            --            --         3,619
----------------------------------------------------------------------------
    $ 4,795,153   $1,590,674,591   $11,513,931   $39,361,811    $3,069,218
        104,000       61,718,336       297,000     3,015,000       117,000
             --               --            --            --         3,688
            827              764           982           759           453
             --               --            --            --            --
          5,375        2,061,022        13,051        15,462         7,584
          7,142               --         3,971            37            --
             --          150,227            --       116,970            --
             --               --            --            --            --
            618           25,289           847         1,789            --
----------------------------------------------------------------------------
      4,913,115    1,654,630,229    11,829,782    42,511,828     3,197,943
----------------------------------------------------------------------------
          1,721            4,757         1,654         1,601         1,539
          7,071        2,212,600         9,309         7,797         4,099
             --               --            --            --            --
             11            1,668            13            54             8
          1,332               --        34,812            --            --
             --               --            --            --            --
          2,588          344,979         4,379        20,445         2,243
             --               --            --            --            --
             --           51,750            --            --            --
            823           82,795         1,946         6,815            --
             --           23,243            --         2,082            --
         16,218          150,421        19,096        15,076        12,524
----------------------------------------------------------------------------
         29,764        2,872,213        71,209        53,870        20,413
----------------------------------------------------------------------------
    $ 4,883,351   $1,651,758,016   $11,758,573   $42,457,958    $3,177,530
----------------------------------------------------------------------------
    $     1,353   $       55,990   $     2,393   $     2,008    $      407
      5,437,024    1,614,311,447    10,672,366    41,254,030     2,072,959
             --           47,585        (1,537)           --            --
         (1,621)              --            --        (1,323)       (1,479)
     (1,213,054)     (32,334,387)   (1,089,407)     (599,479)       69,476
        659,649       69,677,381     2,174,758     1,802,722     1,036,167
----------------------------------------------------------------------------
    $ 4,883,351   $1,651,758,016   $11,758,573   $42,457,958    $3,177,530
----------------------------------------------------------------------------
      1,352,752       48,308,909     2,393,313     1,022,459       407,471
             --        7,680,782            --       985,736            --
----------------------------------------------------------------------------
          $3.61           $29.50         $4.91        $21.23         $7.80
             --           $29.52            --        $21.05            --
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $  9,313         $5,728,255
  Dividends.................................................             --             17,712
  Less: Foreign withholding tax.............................             --                 --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................          9,313          5,745,967
-----------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................         17,403             22,618
  Custody...................................................         13,906             62,415
  Investment advisory fees (Note 2).........................          2,104            437,192
  Trustees' fees............................................          2,090              3,658
  Administration fees (Note 2)..............................          1,403            194,307
  Transfer agency services (Notes 2 and 4)..................             43              5,119
  Shareholder communications (Note 4).......................            100             15,265
  Distribution plan fees (Notes 2 and 4)....................             --                 --
  License fee...............................................             --                 --
  Pricing fees..............................................             --                 --
  Other.....................................................          1,562              3,104
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         38,611            743,678
  Less: Investment advisory and administration fee waiver
        and expense reimbursement (Notes 2 and 8)...........        (32,725)            (1,772)
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................          5,886            741,906
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................          3,427          5,004,061
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
  Realized Gain (Loss) From:
     Investment transactions................................             --          2,077,481
     Futures contracts......................................             --           (454,564)
     Foreign currency transactions..........................             --            143,101
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................             --          1,766,018
-----------------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation/Depreciation From:
     Investments and futures contracts......................             --           (510,802)
     Foreign currencies.....................................             --             86,231
-----------------------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION........             --           (424,571)
-----------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES................................................             --          1,341,447
-----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................       $  3,427         $6,345,508
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

---------------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31, 2004

    ALL CAP           EQUITY           GROWTH        AGGRESSIVE       INTERNATIONAL
     VALUE            INDEX           & INCOME         GROWTH            EQUITY
      FUND          PORTFOLIO           FUND            FUND              FUND
-----------------------------------------------------------------------------------
    $  1,408       $    535,095       $ 4,507        $  41,581          $    409
      68,999         29,425,704       210,157          119,290            63,321
        (834)            (1,024)       (1,677)            (628)           (5,289)
-----------------------------------------------------------------------------------
      69,573         29,959,775       212,987          160,243            58,441
-----------------------------------------------------------------------------------
      18,154             28,098        19,405           19,842            21,362
      12,595             78,675        16,193           16,332            17,119
      22,413          3,679,362        47,422          188,355            26,583
       1,945             19,139         1,705            1,685             1,913
       9,961            883,047        21,077           55,964             3,773
          60             10,019            78              165                81
       5,383            110,363         5,805            6,483             3,807
          --            460,311            --           32,293                --
          --            147,179            --               --                --
          --                 --            --               --            11,046
       1,564              9,374         2,750            1,559             1,361
-----------------------------------------------------------------------------------
      72,075          5,425,567       114,435          322,678            87,045
        (185)            (3,534)       (1,374)            (517)           (1,483)
-----------------------------------------------------------------------------------
      71,890          5,422,033       113,061          322,161            85,562
-----------------------------------------------------------------------------------
      (2,317)        24,537,742        99,926         (161,918)          (27,121)
-----------------------------------------------------------------------------------
     184,128          3,683,969       336,947          505,017           294,928
          --          3,365,480            --               --                --
        (146)                --            --               --             1,032
-----------------------------------------------------------------------------------
     183,982          7,049,449       336,947          505,017           295,960
-----------------------------------------------------------------------------------
      81,137        124,448,953       456,351        2,563,072           217,513
          --                 --            (2)              --               698
-----------------------------------------------------------------------------------
      81,137        124,448,953       456,349        2,563,072           218,211
-----------------------------------------------------------------------------------
     265,119        131,498,402       793,296        3,068,089           514,171
-----------------------------------------------------------------------------------
    $262,802       $156,036,144       $893,222       $2,906,171         $487,050
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                               MONEY MARKET PORTFOLIO
                                                              ------------------------
                                                                2004          2003
--------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   3,427    $     2,102
  Net realized gain (loss)..................................         --             --
  Net change in unrealized appreciation/depreciation........         --             --
--------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      3,427          2,102
--------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE 5):
  Net investment income.....................................     (3,427)        (2,102)
--------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS.....     (3,427)        (2,102)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares..........................    311,293        222,429
  Net asset value of shares issued for reinvestment of
     dividends..............................................      3,427          2,102
  Cost of shares reacquired.................................   (427,547)    (1,105,190)
--------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (112,827)      (880,659)
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (112,827)      (880,659)
NET ASSETS:
  Beginning of year.........................................    732,538      1,613,197
--------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 619,711    $   732,538
--------------------------------------------------------------------------------------
* Note:
  Includes undistributed (overdistributed) net investment
     income of:.............................................         --             --
  Includes accumulated net investment loss of:..............         --             --
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

-----------------------------------------------------------
                           FOR THE YEARS ENDED DECEMBER 31,

       DIVERSIFIED STRATEGIC
         INCOME PORTFOLIO            ALL CAP VALUE FUND          EQUITY INDEX PORTFOLIO
    ---------------------------   ------------------------   -------------------------------
        2004           2003          2004         2003            2004             2003
--------------------------------------------------------------------------------------------
    $  5,004,061   $  4,921,110   $   (2,317)  $    (8,731)  $   24,537,742   $   15,379,224
       1,766,018      1,190,010      183,982      (243,464)       7,049,449        5,222,524
        (424,571)     3,303,191       81,137     1,851,389      124,448,953      260,858,767
--------------------------------------------------------------------------------------------
       6,345,508      9,414,311      262,802     1,599,194      156,036,144      281,460,515
--------------------------------------------------------------------------------------------
      (4,799,696)    (5,436,874)          --            --      (24,899,544)     (15,187,140)
--------------------------------------------------------------------------------------------
      (4,799,696)    (5,436,874)          --            --      (24,899,544)     (15,187,140)
--------------------------------------------------------------------------------------------
      12,777,163     17,292,798       71,722        96,128      219,053,115      189,536,793
       4,799,696      5,436,874           --            --       24,899,544       15,187,140
     (13,390,612)   (10,144,262)    (802,316)   (1,078,334)     (73,428,986)     (37,560,590)
--------------------------------------------------------------------------------------------
       4,186,247     12,585,410     (730,594)     (982,206)     170,523,673      167,163,343
--------------------------------------------------------------------------------------------
       5,732,059     16,562,847     (467,792)      616,988      301,660,273      433,436,718
      94,572,271     78,009,424    5,351,143     4,734,155    1,350,097,743      916,661,025
--------------------------------------------------------------------------------------------
    $100,304,330   $ 94,572,271   $4,883,351   $ 5,351,143   $1,651,758,016   $1,350,097,743
--------------------------------------------------------------------------------------------
       $(112,788)     $(458,348)          --            --          $47,585         $576,121
              --             --      $(1,621)      $(1,716)              --               --
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 GROWTH & INCOME FUND
                                                              --------------------------
                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $    99,926    $    27,897
  Net realized gain (loss)..................................      336,947       (309,233)
  Net change in unrealized appreciation/depreciation........      456,349      2,397,882
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      893,222      2,116,546
----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
  Net investment income.....................................     (101,977)       (25,273)
  Net realized gains........................................           --             --
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (101,977)       (25,273)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares..........................    2,677,330      2,367,296
  Net asset value of shares issued for reinvestment of
     dividends and distributions............................      101,977         25,273
  Cost of shares reacquired.................................   (1,681,850)    (1,390,807)
----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................    1,097,457      1,001,762
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................    1,888,702      3,093,035
NET ASSETS:
  Beginning of year.........................................    9,869,871      6,776,836
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $11,758,573    $ 9,869,871
----------------------------------------------------------------------------------------
* Note:
  Includes undistributed (overdistributed) net investment
     income of:.............................................      $(1,537)          $968
  Includes accumulated net investment loss of:..............           --             --
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

-----------------------------------------------------------
                           FOR THE YEARS ENDED DECEMBER 31,

     AGGRESSIVE GROWTH FUND     INTERNATIONAL EQUITY FUND
    -------------------------   -------------------------
       2004          2003          2004          2003
---------------------------------------------------------
    $  (161,918)  $  (110,696)  $  (27,121)   $  (17,676)
        505,017        34,057      295,960       242,129
      2,563,072     3,179,928      218,211       472,947
---------------------------------------------------------
      2,906,171     3,103,289      487,050       697,400
---------------------------------------------------------
             --            --           --            --
             --            --     (194,734)     (249,674)
---------------------------------------------------------
             --            --     (194,734)     (249,674)
---------------------------------------------------------
     25,873,371    11,636,864        1,614         8,693
             --            --      194,734       249,674
     (3,424,165)   (3,612,589)    (637,857)     (660,990)
---------------------------------------------------------
     22,449,206     8,024,275     (441,509)     (402,623)
---------------------------------------------------------
     25,355,377    11,127,564     (149,193)       45,103
     17,102,581     5,975,017    3,326,723     3,281,620
---------------------------------------------------------
    $42,457,958   $17,102,581   $3,177,530    $3,326,723
---------------------------------------------------------
             --            --           --            --
        $(1,323)      $(1,373)     $(1,479)      $(1,293)
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

MONEY MARKET FUND                                    2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........        $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------
  Net investment income......................         0.005        0.002        0.005        0.029        0.052
  Dividends from net investment income.......        (0.005)      (0.002)      (0.005)      (0.029)      (0.052)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................        $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)..............................          0.49%        0.18%        0.52%        2.91%        5.32%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............          $620         $733       $1,613       $2,806       $2,777
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3).............................          0.84%        0.95%        1.23%        1.25%        1.22%
  Net investment income......................          0.49         0.19         0.53         2.82         5.13
---------------------------------------------------------------------------------------------------------------

DIVERSIFIED STRATEGIC INCOME PORTFOLIO(4)            2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........         $9.15        $8.69        $9.13        $9.70       $10.44
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income......................          0.48         0.52         0.53         0.65         0.73
  Net realized and unrealized gain (loss)....          0.14         0.50        (0.11)       (0.36)       (0.45)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........          0.62         1.02         0.42         0.29         0.28
---------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS FROM:
  Net investment income......................         (0.47)       (0.56)       (0.86)       (0.86)       (1.02)
---------------------------------------------------------------------------------------------------------------
Total Dividends..............................         (0.47)       (0.56)       (0.86)       (0.86)       (1.02)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................         $9.30        $9.15        $8.69        $9.13       $ 9.70
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)..............................          6.74%       11.73%        4.84%        3.17%        2.80%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............      $100,304      $94,572      $78,009      $79,399      $70,142
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...................................          0.76%(5)     0.76%        0.87%        0.76%        0.78%
  Net investment income......................          5.15         5.73         5.82         6.86         7.40
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................            57%*         54%*        149%         118%         102%
---------------------------------------------------------------------------------------------------------------

(1) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2) The investment adviser and administrator voluntarily waived all or a portion of their fees and/or reimbursed expenses for the years ended December 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratios would have been 5.50%, 5.36%, 2.98%, 2.59% and 1.87%, respectively.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%. From time to time, the investment adviser may voluntarily waive additional fees and/or reimburse additional expenses to maintain a minimum yield threshold.
(4) Per share amounts have been calculated using the monthly average shares method.
(5) The investment adviser voluntarily waived a portion of its fees for the period ended December 31, 2004. If such fees were not voluntarily waived, the annualized expense ratio would have been substantially the same.
 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 382% and 256% for the years ended December 31, 2004 and December 31, 2003, respectively.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

       ALL CAP VALUE FUND -- CLASS I SHARES          2004(1)         2003(1)         2002(1)          2001        2000
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................   $3.42           $2.49           $6.10          $10.90      $12.06
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss).....................   (0.00)*         (0.00)*         (0.02)           0.29        0.52
  Net realized and unrealized gain (loss)..........    0.19            0.93           (1.75)          (1.91)       1.35
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................    0.19            0.93           (1.77)          (1.62)       1.87
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income............................      --              --           (0.24)          (0.44)      (0.70)
  Net realized gains...............................      --              --           (1.60)          (2.74)      (2.33)
-----------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..................      --              --           (1.84)          (3.18)      (3.03)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................   $3.61           $3.42           $2.49          $ 6.10      $10.90
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)....................................    5.56%          37.35%         (30.65)%        (16.39)%     18.56%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................  $4,883          $5,351          $4,734          $8,676      $14,562
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................    1.44%(3)        1.51%           1.86%           0.97%       0.91%
  Net investment income (loss).....................   (0.05)          (0.18)          (0.44)           2.58        2.74
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................      30%             27%             45%             40%          0%
-----------------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO -- CLASS I SHARES(1)           2004           2003           2002           2001        2000
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................  $27.11         $21.41         $28.21         $32.40      $35.86
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................    0.47           0.34           0.32           0.34        0.36
  Net realized and unrealized gain (loss)..........    2.38           5.68          (6.57)         (4.26)      (3.61)
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................    2.85           6.02          (6.25)         (3.92)      (3.25)
--------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income............................   (0.46)         (0.32)         (0.55)         (0.27)      (0.19)
  Net realized gains...............................      --             --             --             --       (0.02)
--------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..................   (0.46)         (0.32)         (0.55)         (0.27)      (0.21)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................  $29.50         $27.11         $21.41         $28.21      $32.40
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)....................................   10.52%         28.11%        (22.17)%       (12.12)%     (9.09)%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS).................  $1,425         $1,218           $831           $897        $820
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................    0.34%(4)       0.34%          0.31%          0.23%       0.23%
  Net investment income............................    1.69           1.44           1.32           1.17        1.03
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................       1%             0%             2%             2%          2%
--------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The investment adviser voluntarily waived all or a portion of its management fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.45%.
(4) The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.
 *   Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

   EQUITY INDEX PORTFOLIO -- CLASS II SHARES (1)       2004           2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................   $27.13         $21.43         $28.17         $32.36         $35.81
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................     0.42           0.28           0.24           0.27           0.26
  Net realized and unrealized gain (loss)..........     2.36           5.66          (6.54)         (4.26)         (3.59)
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................     2.78           5.94          (6.30)         (3.99)         (3.33)
-------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income............................    (0.39)         (0.24)         (0.44)         (0.20)         (0.10)
  Net realized gains...............................       --             --             --             --          (0.02)
-------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..................    (0.39)         (0.24)         (0.44)         (0.20)         (0.12)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................   $29.52         $27.13         $21.43         $28.17         $32.36
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)....................................    10.24%         27.74%        (22.37)%       (12.36)%        (9.32)%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS).................     $227           $132            $86            $97            $72
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................     0.59%(3)       0.60%          0.56%          0.49%          0.50%
  Net investment income............................     1.50           1.18           0.97           0.91           0.76
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................        1%             0%             2%             2%             2%
-------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee voluntary waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The investment adviser voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.

     ---------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS (CONTINUED)
     For a share of each class of beneficial interest outstanding throughout each year ended December 31:

    GROWTH & INCOME FUND -- CLASS I SHARES          2004(1)       2003(1)        2002         2001         2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............        $4.57         $3.52         $4.90        $7.92       $16.47
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................         0.04          0.01          0.00*        0.03         0.17
  Net realized and unrealized gain (loss).....         0.34          1.05         (1.14)       (1.04)        0.03
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........         0.38          1.06         (1.14)       (1.01)        0.20
-----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................        (0.04)        (0.01)        (0.02)       (0.12)       (0.32)
  Net realized gains..........................           --            --         (0.22)       (1.89)       (8.43)
-----------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions.............        (0.04)        (0.01)        (0.24)       (2.01)       (8.75)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................        $4.91         $4.57         $3.52        $4.90       $ 7.92
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)...............................         8.38%        30.16%       (23.35)%     (13.14)%       4.52%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............      $11,759        $9,870        $6,777      $11,087      $16,159
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................         1.07%(3)      1.27%         1.36%        0.94%        0.91%
  Net investment income.......................         0.95          0.36          0.04         0.31         1.08
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................           83%           63%           46%          81%          55%
-----------------------------------------------------------------------------------------------------------------

   AGGRESSIVE GROWTH FUND -- CLASS I SHARES         2004(1)       2003(1)       2002(1)       2001(1)(4)       2000(4)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............       $19.46        $13.89        $25.98         $178.99        $231.77
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss.........................        (0.09)        (0.19)        (0.25)          (0.50)         (2.17)
  Net realized and unrealized gain (loss).....         1.86          5.76         (8.18)          (9.85)         66.22
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........         1.77          5.57         (8.43)         (10.35)         64.05
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains..........................           --            --         (3.66)        (142.66)       (116.83)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions...........................           --            --         (3.66)        (142.66)       (116.83)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................       $21.23        $19.46        $13.89         $ 25.98        $178.99
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)...............................         9.10%        40.10%       (32.65)%         (5.32)%        27.27%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............      $21,706       $11,684        $5,975         $12,745        $18,646
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................         1.04%(5)      1.56%         1.56%           1.18%          1.18%
  Net investment loss.........................        (0.47)        (1.16)        (1.25)          (0.97)         (0.90)
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................            4%            3%            4%              0%           122%
-----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The investment adviser voluntarily waived all or a portion of its fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.09%.
(4) Per share amounts have been restated to reflect a 1 for 7 reverse stock split which was effective on September 7, 2001.
(5) The investment adviser voluntarily waived a portion of its advisory fee for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.
 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For the share of each class of beneficial interest outstanding throughout each year or period ended December 31:

        AGGRESSIVE GROWTH FUND -- CLASS II SHARES(1)               2004        2003(2)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $19.35       $15.64
--------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss.......................................        (0.14)       (0.13)
  Net realized and unrealized gain..........................         1.84         3.84
--------------------------------------------------------------------------------------
Total Income From Operations................................         1.70         3.71
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................       $21.05       $19.35
--------------------------------------------------------------------------------------
TOTAL RETURN(3).............................................         8.79%       23.72%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................      $20,752       $5,419
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................         1.28%(4)     1.64%+
  Net investment loss.......................................        (0.70)       (1.25)+
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................            4%           3%
--------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period May 12, 2003 (inception date) to December 31, 2003.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The investment adviser voluntarily waived a portion of its advisory fee for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

  INTERNATIONAL EQUITY FUND -- CLASS I SHARES         2004(1)       2003       2002(1)      2001(1)(2)      2000(1)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............       $7.10        $6.11       $9.11        $192.64        $331.20
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss...........................       (0.06)       (0.03)      (0.07)         (0.05)         (1.92)
  Net realized and unrealized gain (loss).......        1.27         1.59       (1.87)        (59.15)        (53.92)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............        1.21         1.56       (1.94)        (59.20)        (55.84)
-------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.........................          --           --          --             --          (9.44)
  Net realized gains............................       (0.51)       (0.57)      (1.06)       (124.33)        (73.28)
-------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions...............       (0.51)       (0.57)      (1.06)       (124.33)        (82.72)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................       $7.80        $7.10       $6.11        $  9.11        $192.64
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3).................................       17.04%       25.63%     (21.82)%       (30.80)%       (18.90)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................      $3,178       $3,327      $3,282         $5,554        $11,022
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................        2.74%(4)     2.60%       2.54%          1.41%          1.41%
  Net investment loss...........................       (0.87)       (0.57)      (0.92)         (0.23)         (0.78)
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................          20%          30%         28%             0%             1%
-------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 2.78%.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Salomon Brothers Variable Money Market Fund ("Money Market Fund"), Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund ("All Cap Value Fund"), Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund ("Growth & Income Fund"), Salomon Brothers Variable Aggressive Growth Fund ("Aggressive Growth Fund") (formerly known as Salomon Brothers Variable Emerging Growth Fund) and Salomon Brothers Variable International Equity Fund ("International Equity Fund") ("Fund(s)") are separate diversified investment funds of the Greenwich Street Series Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as an open-end management investment company.

     The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (A) INVESTMENT VALUATION. Securities traded on national securities markets are valued at the closing prices on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities traded in the over-the-counter market, securities for which no sale price was reported and U.S. government and agency obligations are valued at the mean between the closing bid and asked prices. Debt securities are valued at the mean between the quoted bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and future contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Money Market Fund's use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     (B) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Funds' policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

     (C) FUTURES CONTRACTS. Certain Funds may enter into futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contracts. The Funds typically enter into such contracts to hedge a portion of the portfolio or as a substitution for buying and selling securities and as a cashflow management technique. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contract involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction.

     (D) FORWARD FOREIGN CURRENCY CONTRACTS. Certain Funds may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

     (E) SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS. Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities, which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     (F) MORTGAGE DOLLAR ROLLS. Certain Funds may enter into mortgage dollar roll transactions. A Fund enters into dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the price of securities repurchased. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the similar securities.

     (G) LOAN PARTICIPATIONS. Certain Funds may invest in loans arranged through private negotiation between one or more financial institutions. A Fund's investment in any such loans may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loans in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     (H) CONCENTRATION OF RISK. Under normal market conditions, the Money Market Fund invests at least 25% of its assets in short-term bank instruments. Because of its concentration policy, the Fund may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives.

     (I) CREDIT AND MARKET RISK. Certain Funds may invest in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment-grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. In addition, certain Funds may invest in foreign securities. The Funds' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     (J) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium or accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (K) FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     (L) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. For the Money Market Fund dividends from net investment income, if any, are declared daily and paid on a monthly basis and distributions from net realized gains, if any, are declared at least annually. Dividends from net investment income and distributions from net realized gains to shareholders for the Diversified Strategic Income Portfolio, Aggressive Growth Fund, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund and International Equity Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

     (M) CLASS ACCOUNTING. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of certain Funds on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

     (N) FEDERAL AND OTHER TAXES. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (O) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, Diversified Strategic Income Portfolio has reclassified $141,195 between accumulated net realized loss from investment transactions and overdistributed net investment income due to foreign currency transactions treated as ordinary income and income from mortgage-backed securities treated as capital gain/loss for tax purposes. All Cap Value Fund has reclassified $2,558 between paid-in-capital and accumulated net investment loss due to a tax operating loss and $146 between accumulated net investment loss and accumulated net realized loss from investment transactions due to book foreign currency transactions treated as ordinary loss for tax purposes. Equity Index Portfolio has reclassified $166,734 between undistributed net investment income and accumulated net realized loss from investment transactions due to book/tax differences in the treatment of distributions from Real Estate Investment Trusts ("REITs"). Growth & Income Fund has reclassified $770 between overdistributed net investment income and accumulated net realized loss from investment transactions due to book/tax differences in the treatment of distributions from REITs and $316 between paid-in capital and overdistributed net investment income due to a taxable overdistribution. Aggressive Growth Fund has reclassified $161,968 between paid-in-capital and accumulated net investment loss due to a tax net operating loss. International Equity Fund has reclassified $16,840 between paid-in capital and accumulated net investment loss due to a tax net operating loss and $35 between accumulated net investment loss and paid-in capital due to distributions paid in connection with the redemption of fund shares. Also, $10,130 was reclassified between accumulated net realized gain from investment transactions and accumulated net investment loss due to a tax net operating loss offset against short-term capital gains for tax purposes and book foreign currency transactions treated as ordinary income for tax purposes. These reclassifications have no effect on net assets or net asset values per share.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Trust, on behalf of the Money Market Fund, All Cap Value Fund, Growth & Income Fund, Aggressive Growth Fund and International Equity Fund, has entered into investment advisory agreements with Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). The Trust, on behalf of the Diversified Strategic Income Portfolio, has entered into an investment advisory agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. The Trust, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with the Travelers Investment Management Company ("TIMCO"), another indirect wholly-owned subsidiary of Citigroup.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Under each investment advisory agreement, the Fund pays an investment advisory fee calculated at an annual rate of each respective Fund's average daily net assets. These fees are calculated daily and paid monthly.

     The respective advisers and the annual rates are as follows:

                                                                                   ADVISORY
                                                         ADVISER                   FEE RATE
-------------------------------------------------------------------------------------------
Money Market Fund                        Salomon Brothers Asset Management Inc       0.30%
Diversified Strategic Income Portfolio   Smith Barney Fund Management LLC            0.45
All Cap Value Fund                       Salomon Brothers Asset Management Inc       0.45
Equity Index Portfolio                   Travelers Investment Management Company     0.25
International Equity Fund                Salomon Brothers Asset Management Inc       0.85
-------------------------------------------------------------------------------------------

     Citigroup Asset Management Ltd. ("CAM Ltd.") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SBFM calculated at an annual rate of 0.15% of the Fund's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to CAM Ltd.

     The Board of Trustees of the Trust approved amendments to the Advisory Agreement between the Trust, on behalf of the Growth & Income Fund and the Aggressive Growth Fund, and SBAM. Effective August 1, 2004, the advisory fee for the Growth & Income Fund and the Aggressive Growth Fund, which is calculated daily and payable monthly, will be calculated in accordance with the following breakpoint schedule:

GROWTH & INCOME FUND:

                                                              ADVISORY
                     AVERAGE NET ASSETS                       FEE RATE
----------------------------------------------------------------------
First $1 billion............................................    0.450%
Next $1 billion.............................................    0.425%
Next $1 billion.............................................    0.400%
Next $1 billion.............................................    0.375%
Over $4 billion.............................................    0.350%
----------------------------------------------------------------------

AGGRESSIVE GROWTH FUND:

                                                              ADVISORY
                     AVERAGE NET ASSETS                       FEE RATE
----------------------------------------------------------------------
First $5 billion............................................    0.600%
Next $2.5 billion...........................................    0.575%
Next $2.5 billion...........................................    0.550%
Over $10 billion............................................    0.500%
----------------------------------------------------------------------

     The Trust, on behalf of each Fund, has also entered into administration agreements with SBFM. Under the agreements, each Fund pays an administration fee calculated at an annual rate of 0.20% of each Fund's respective average daily net assets; except for the Equity Index Portfolio, Growth & Income Fund and International Equity Fund. The Equity Index Portfolio pays an administration fee calculated at an annual rate of 0.06% of its average daily net assets. These fees are calculated daily and paid monthly.

     The Board of Trustees of the Trust approved amendments to the Administration Agreement between the Trust, on behalf of the Growth & Income Fund and SBFM. Effective August 1, 2004, the administration fee for the Growth & Income Fund,

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

which is calculated daily and payable monthly, will be calculated in accordance with the following breakpoint schedule:

                                                              ADMINISTRATION
                     AVERAGE NET ASSETS                          FEE RATE
----------------------------------------------------------------------------
First $1 billion............................................       0.200%
Next $1 billion.............................................       0.175%
Next $1 billion.............................................       0.150%
Next $1 billion.............................................       0.125%
Over $4 billion.............................................       0.100%
----------------------------------------------------------------------------

     The Board of Trustees of the Trust approved amendments to the Administration Agreement between the Trust, on behalf of the International Equity Fund, and SBFM. Effective August 1, 2004, the International Equity Fund will no longer pay an administration fee. Prior to August 1, 2004, International Equity Fund paid an administration fee calculated at an annual rate of 0.20% of the Fund's daily average net assets. This fee was calculated daily and paid monthly.

     During the year ended December 31, 2004, the Money Market Fund had a voluntary expense limitation in place of 1.25%. In addition, investment advisory and administration fees were waived and other expenses were reimbursed in order to maintain a minimum yield threshold. Collectively, these arrangements resulted in waived investment advisory fees and administration fees of $552 and $1,403, respectively, and expense reimbursements of $29,218. These arrangements can be terminated at any time by SBFM. In addition, SBFM voluntarily waived a portion of its fees amounting to $1,552, $1,772, $185, $3,534, $1,374, $517, $1,483 for
the Money Market Fund, Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Aggressive Growth Fund and International Equity Fund, respectively.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2004, the Funds paid transfer agent fees totaling $15,202 to CTB. The totals for each Fund were as follows:

                                                              TRANSFER AGENT
----------------------------------------------------------------------------
Money Market Fund...........................................      $   22
Diversified Strategic Income Portfolio......................       5,000
All Cap Value Fund..........................................          40
Equity Index Portfolio......................................      10,000
Growth & Income Fund........................................          49
Aggressive Growth Fund......................................          59
International Equity Fund...................................          32
----------------------------------------------------------------------------

     Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, acts as the Trust's distributor.

     The Trust, on behalf of the All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Aggressive Growth Fund and International Equity Fund, adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Funds' Class II shares. The Plan provides that the Trust, on behalf of the Funds, shall pay CGM a fee up to 0.25% of the average daily net assets of the Fund attributable to Class II shares. As of December 31, 2004, the All Cap Value, Growth & Income Fund and International Equity Fund had not issued any Class II shares.

     For the year ended December 31, 2004, brokerage commissions of $30, $15 and $500 were paid by the All Cap Value Fund, Growth & Income Fund and Aggressive Growth Fund, respectively, to CGM and its affiliates.

     No officer, Trustee or employee of CGM or any of the Funds' advisers or sub-advisers, or its affiliates receives any compensation from the Trust for serving as a Trustee or officer of the Trust.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENTS

     During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

                                                               PURCHASES        SALES
----------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $ 58,889,888   $52,336,909
All Cap Value Fund..........................................     1,482,749     2,259,296
Equity Index Portfolio......................................   150,425,935    17,887,715
Growth & Income Fund........................................     9,442,502     8,569,414
Aggressive Growth Fund......................................    21,572,518     1,056,572
International Equity Fund...................................       613,653     1,381,357
----------------------------------------------------------------------------------------

     At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                                                            APPRECIATION   DEPRECIATION     APPRECIATION
---------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio....................  $ 4,489,616    $    (764,934)   $ 3,724,682
All Cap Value Fund........................................      808,586         (171,762)       636,824
Equity Index Portfolio....................................  272,850,475     (205,206,487)    67,643,988
Growth & Income Fund......................................    2,217,602         (242,587)     1,975,015
Aggressive Growth Fund....................................    5,207,145       (3,404,423)     1,802,722
International Equity Fund.................................    1,103,838          (69,258)     1,034,580
---------------------------------------------------------------------------------------------------------

     At December 31, 2004, the Diversified Strategic Income Portfolio and Equity Index Portfolio had the following open futures contracts:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                              NUMBER OF   EXPIRATION     BASIS        MARKET     UNREALIZED
                                              CONTRACTS      DATE        VALUE        VALUE         GAIN
------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
U.S. Treasury 20 Year Bonds.................     22          3/05      $2,468,549   $2,475,000     $ 6,451
------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL:
U.S. Treasury 2 Year Notes..................     25          3/05       5,243,698    5,239,844       3,854
U.S. Treasury 5 Year Notes..................     24          3/05       2,637,423    2,628,750       8,673
U.S. Treasury 10 Year Notes.................     24          3/05       2,698,703    2,686,500      12,203
------------------------------------------------------------------------------------------------------------
                                                                                                    24,730
------------------------------------------------------------------------------------------------------------
NET UNREALIZED GAIN ON OPEN
  FUTURES CONTRACTS.........................                                                       $31,181
------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO

                                             NUMBER OF   EXPIRATION      BASIS        MARKET      UNREALIZED
                                             CONTRACTS      DATE         VALUE         VALUE         GAIN
------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
S&P 500 Index..............................    207          3/05      $62,137,881   $62,808,975    $671,094
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2004, the Diversified Strategic Income Portfolio had open forward foreign currency contracts as described below. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                            LOCAL       MARKET        SETTLEMENT   UNREALIZED
                    FOREIGN CURRENCY                      CURRENCY      VALUE            DATE         LOSS
-------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL:
Euro....................................................  5,612,771   $5,663,913       2/24/05      $(51,142)
Swedish Krona...........................................  2,564,778    2,574,168       2/24/05        (9,390)
-------------------------------------------------------------------------------------------------------------
NET UNREALIZED LOSS ON OPEN FORWARD FOREIGN CURRENCY
  CONTRACTS.............................................                                            $(60,532)
-------------------------------------------------------------------------------------------------------------

     During the year ended December 31, 2004, Diversified Strategic Income Portfolio entered into mortgage dollar roll transactions in the aggregate amount of $300,772,414. For the year ended December 31, 2004, the Fund recorded interest income of $893,057 related to such transactions. At December 31, 2004, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $30,681,811 for scheduled settlements on January 13, 2005.

     4.  CLASS SPECIFIC EXPENSES

     Pursuant to a Rule 12b-1 Distribution Plan, the Equity Index Portfolio, Aggressive Growth Fund, All Cap Value Fund, Growth & Income Fund and International Equity Fund each pay a distribution fee calculated at an annual rate of 0.25% of the average daily net assets of Class II shares for each respective Fund. As of December 31, 2004, no Class II shares were issued for All Cap Value Fund, Growth & Income Fund and International Equity Fund. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Equity Index Portfolio......................................       --   $460,311
Aggressive Growth Fund......................................       --     32,293
--------------------------------------------------------------------------------

     For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Equity Index Portfolio......................................  $5,010     $5,009
Aggressive Growth Fund......................................      88         77
--------------------------------------------------------------------------------

     For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Equity Index Portfolio......................................  $91,434   $18,929
Aggressive Growth Fund......................................    3,050     3,433
--------------------------------------------------------------------------------

     5.  DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS BY CLASS

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Net investment income.......................................     $     3,427         $     2,102
----------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Net investment income.......................................     $ 4,799,696         $ 5,436,874
----------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Net investment income.......................................     $21,936,892         $14,014,952
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Net investment income.......................................     $ 2,962,652         $ 1,172,188
----------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND -- CLASS I SHARES
Net investment income.......................................     $   101,977         $    25,273
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND -- CLASS I SHARES
Net realized gains..........................................     $   194,734         $   249,674
----------------------------------------------------------------------------------------------------

For the years ended December 31, 2004 and 2003, the All Cap Value Fund and Aggressive Growth Fund did not make any distributions.

     6.  SHARES OF BENEFICIAL INTEREST

     At December 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Aggressive Growth Fund and International Equity Fund have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     On August 30, 2002, the All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Portfolio created a separate class of shares designated as Class II shares. Prior to that date, these Funds issued one class of shares, which, as of August 30, 2002, has been designated as Class I shares. As of December 31, 2004, the All Cap Value Fund, Growth & Income Fund and International Equity Portfolio had not issued any Class II shares.

     Transactions in shares for each Fund were as follows:

                                                           YEAR ENDED                  YEAR ENDED
                                                        DECEMBER 31, 2004          DECEMBER 31, 2003*
                                                    -------------------------   -------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
MONEY MARKET FUND
Shares sold.......................................     311,293   $    311,293      222,429   $    222,429
Shares issued on reinvestment.....................       3,427          3,427        2,102          2,102
Shares reacquired.................................    (427,547)      (427,547)  (1,105,190)    (1,105,190)
---------------------------------------------------------------------------------------------------------
Net Decrease......................................    (112,827)  $   (112,827)    (880,659)  $   (880,659)
=========================================================================================================
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.......................................   1,370,414   $ 12,777,163    1,873,396   $ 17,292,798
Shares issued on reinvestment.....................     517,828      4,799,696      594,395      5,436,874
Shares reacquired.................................  (1,436,108)   (13,390,612)  (1,107,748)   (10,144,262)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     452,134   $  4,186,247    1,360,043   $ 12,585,410
=========================================================================================================
ALL CAP VALUE FUND -- CLASS I SHARES
Shares sold.......................................      21,044   $     71,722       31,746   $     96,128
Shares reacquired.................................    (231,594)      (802,316)    (369,115)    (1,078,334)
---------------------------------------------------------------------------------------------------------
Net Decrease......................................    (210,550)  $   (730,594)    (337,369)  $   (982,206)
=========================================================================================================
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Shares sold.......................................   4,668,053   $129,139,424    6,952,287   $163,274,558
Shares issued on reinvestment.....................     743,910     21,936,892      519,680     14,014,952
Shares reacquired.................................  (2,029,271)   (56,382,704)  (1,350,322)   (31,299,860)
---------------------------------------------------------------------------------------------------------
Net Increase......................................   3,382,692   $ 94,693,612    6,121,645   $145,989,650
=========================================================================================================

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                           YEAR ENDED                  YEAR ENDED
                                                        DECEMBER 31, 2004          DECEMBER 31, 2003*
                                                    -------------------------   -------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Shares sold.......................................   3,314,334   $ 89,913,691    1,098,075   $ 26,262,235
Shares issued on reinvestment.....................     100,387      2,962,652       43,431      1,172,188
Shares reacquired.................................    (610,686)   (17,046,282)    (269,437)    (6,260,730)
---------------------------------------------------------------------------------------------------------
Net Increase......................................   2,804,035   $ 75,830,061      872,069   $ 21,173,693
=========================================================================================================
GROWTH & INCOME FUND -- CLASS I SHARES
Shares sold.......................................     578,485   $  2,677,330      582,809   $  2,367,296
Shares issued on reinvestment.....................      20,749        101,977        5,543         25,273
Shares reacquired.................................    (367,287)    (1,681,850)    (352,818)    (1,390,807)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     231,947   $  1,097,457      235,534   $  1,001,762
=========================================================================================================
AGGRESSIVE GROWTH FUND -- CLASS I SHARES
Shares sold.......................................     523,041   $ 10,418,783      268,051   $  4,743,449
Shares reacquired.................................    (101,052)    (2,029,612)     (97,825)    (1,675,342)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     421,989   $  8,389,171      170,226   $  3,068,107
=========================================================================================================
AGGRESSIVE GROWTH FUND -- CLASS II SHARES
Shares sold.......................................     777,437   $ 15,454,588      385,096   $  6,893,415
Shares reacquired.................................     (71,755)    (1,394,553)    (105,042)    (1,937,247)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     705,682   $ 14,060,035      280,054   $  4,956,168
=========================================================================================================
INTERNATIONAL EQUITY FUND -- CLASS I SHARES
Shares sold.......................................         215   $      1,614        1,310   $      8,693
Shares issued on reinvestment.....................      25,030        194,734       35,264        249,674
Shares reacquired.................................     (86,286)      (637,857)    (105,364)      (660,990)
---------------------------------------------------------------------------------------------------------
Net Decrease......................................     (61,041)  $   (441,509)     (68,790)  $   (402,623)
=========================================================================================================

* For Aggressive Growth Fund -- Class II Shares, transactions are for the period May 15, 2003 (inception date) to December 31, 2003.

     7.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                             DIVERSIFIED
                            MONEY MARKET   STRATEGIC INCOME   EQUITY INDEX   GROWTH & INCOME   INTERNATIONAL EQUITY
                                FUND          PORTFOLIO        PORTFOLIO        PORTFOLIO              FUND
-------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income.........     $3,427         $4,799,696      $24,899,544       $101,977                   --
  Net long-term capital
     gains................         --                 --               --             --             $194,734
-------------------------------------------------------------------------------------------------------------------
Total Distributions
  Paid....................     $3,427         $4,799,696      $24,899,544       $101,977             $194,734
-------------------------------------------------------------------------------------------------------------------

     The character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

                                             DIVERSIFIED
                            MONEY MARKET   STRATEGIC INCOME   EQUITY INDEX   GROWTH & INCOME   INTERNATIONAL EQUITY
                                FUND          PORTFOLIO        PORTFOLIO        PORTFOLIO              FUND
-------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income.........     $2,102         $5,436,874      $15,187,140        $25,273                   --
  Net long-term capital
     gains................         --                 --               --             --             $249,674
-------------------------------------------------------------------------------------------------------------------
Total Distributions
  Paid....................     $2,102         $5,436,874      $15,187,140        $25,273             $249,674
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the years ended December 31, 2004 and 2003, the All Cap Value Fund and Aggressive Growth Fund did not make any distributions.

     As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                  DIVERSIFIED
                                 MONEY MARKET   STRATEGIC INCOME   ALL CAP VALUE   EQUITY INDEX   GROWTH & INCOME
                                     FUND          PORTFOLIO           FUND         PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Undistributed ordinary
  income -- net................    $ 1,159        $   301,097       $        --    $     51,506     $       --
Undistributed long-term capital
  gains -- net.................         --                 --                --              --             --
-----------------------------------------------------------------------------------------------------------------
Total undistributed earnings...      1,159            301,097                --          51,506             --
Capital loss carryforward(1)...         --         (8,444,579)       (1,169,194)    (30,303,104)      (889,664)
Other book/tax temporary
  differences(2)...............     (1,159)          (531,337)          (22,656)       (672,905)        (1,537)
Unrealized appreciation(3).....         --          3,713,406           636,824      68,315,082      1,975,015
-----------------------------------------------------------------------------------------------------------------
Total Accumulated Earnings
  (Losses).....................    $    --        $(4,961,413)      $  (555,026)   $ 37,390,579     $1,083,814
-----------------------------------------------------------------------------------------------------------------

                                                              AGGRESSIVE    INTERNATIONAL EQUITY
                                                              GROWTH FUND           FUND
------------------------------------------------------------------------------------------------
Undistributed ordinary income -- net........................  $       --         $       --
Undistributed long-term capital gains -- net................          --             69,476
------------------------------------------------------------------------------------------------
Total undistributed earnings................................          --             69,476
Capital loss carryforward(1)................................    (595,724)                --
Other book/tax temporary differences(2).....................      (5,078)            (1,479)
Unrealized appreciation(3)..................................   1,802,722          1,036,167
------------------------------------------------------------------------------------------------
Total Accumulated Earnings (Losses).........................  $1,201,920         $1,104,164
------------------------------------------------------------------------------------------------

(1) On December 31, 2004, the Funds had net capital loss carryforwards as follows:

                            DIVERSIFIED
                          STRATEGIC INCOME   ALL CAP VALUE   EQUITY INDEX   GROWTH & INCOME   AGGRESSIVE
YEAR OF EXPIRATION           PORTFOLIO           FUND         PORTFOLIO        PORTFOLIO      GROWTH FUND
---------------------------------------------------------------------------------------------------------
12/31/2008..............     $1,781,808               --              --             --              --
12/31/2009..............      4,543,816               --              --             --              --
12/31/2010..............      2,118,955       $  897,281     $30,303,104       $244,984        $595,724
12/31/2011..............             --          271,913              --        644,680              --
---------------------------------------------------------------------------------------------------------
                             $8,444,579       $1,169,194     $30,303,104       $889,664        $595,724
---------------------------------------------------------------------------------------------------------

   These amounts will be available to offset any future taxable capital gains.

(2) Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the differences in the book/tax treatment of various items.

(3) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax cost basis on real-estate investment trusts.

     8.  ADDITIONAL INFORMATION

     In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank ("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

     CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

     In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

     Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

     Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

     Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

     9.  LEGAL MATTERS

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers Variable Money Market Fund, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable Aggressive Growth Fund (formerly Salomon Brothers Variable Emerging Growth Fund) and Salomon Brothers Variable International Equity Fund of Greenwich Street Series Fund ("Trust") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Salomon Brothers Variable Money Market Fund, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable Aggressive Growth Fund and Salomon Brothers Variable International Equity Fund of Greenwich Street Series Fund as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            [KPMG LLP SIGNATURE]

New York, New York
February 18, 2005

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Greenwich Street Series Fund ("Trust") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND BIRTH YEAR        TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
NON-INTERESTED TRUSTEES:
Dwight B. Crane                     Trustee        Since   Professor, Harvard Business           50                None
Harvard Business School                            1995    School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937

Burt N. Dorsett                     Trustee        Since   President of Dorsett McCabe           27                None
The Stratford #702                                 1991    Capital Management Inc. (from
5601 Turtle Bay Drive                                      1986 to 2004); Chief Investment
Naples, FL 34108                                           Officer of Leeb Capital
Birth Year: 1930                                           Management, Inc. (from 1999 to
                                                           2003)
Elliot S. Jaffe                     Trustee        Since   Chairman of the Board of The          27       The Dress Barn, Inc.
The Dress Barn, Inc.                               1991    Dress Barn, Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Birth Year: 1926

Stephen E. Kaufman                  Trustee        Since   Attorney                              51                None
Stephen E. Kaufman PC                              1995
277 Park Avenue, 47th Floor
New York, NY 10172
Birth Year: 1932

Cornelius C. Rose, Jr.              Trustee        Since   Chief Executive Officer of            27                None
P.O. Box 5388                                      1991    Performance Learning Systems
West Lebanon, NH 03784
Birth Year: 1932

INTERESTED TRUSTEE:
R. Jay Gerken**                    Chairman,       Since   Managing Director of Citigroup       219                None
Citigroup Asset Management       President and     2002    Global Markets Inc. ("CGM");
("CAM")                              Chief                 Chairman, President and Chief
399 Park Avenue                    Executive               Executive Officer of Smith
4th Floor                           Officer                Barney Fund Management LLC
New York, NY 10022                                         ("SBFM"), Travelers Investment
Birth Year: 1951                                           Adviser, Inc. ("TIA") and Citi
                                                           Fund Management Inc. ("CFM");
                                                           President and Chief Executive
                                                           Officer of certain mutual funds
                                                           associated with Citigroup Inc.
                                                           ("Citigroup"); Formerly,
                                                           Portfolio Manager of Smith
                                                           Barney Allocation Series Inc.
                                                           (from 1996 to 2001) and Smith
                                                           Barney Growth and Income Fund
                                                           (from 1996 to 2000)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND BIRTH YEAR        TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
OFFICERS:
Andrew B. Shoup                   Senior Vice      Since   Director of CAM; Senior Vice         N/A                 N/A
CAM                                President       2003    President and Chief
125 Broad Street                   and Chief               Administrative Officer of mutual
11th Floor                       Administrative            funds associated with Citigroup;
New York, NY 10004                  Officer                Head of International Funds
Birth Year: 1956                                           Administration of CAM (from 2001
                                                           to 2003); Director of Global
                                                           Funds Administration of CAM
                                                           (from 2000 to 2001); Head of
                                                           U.S. Citibank Funds
                                                           Administration of CAM (from 1998
                                                           to 2000)
Kaprel Ozsolak                       Chief         Since   Vice President of CGM; Chief         N/A                 N/A
CAM                                Financial       2004    Financial Officer and Treasurer
125 Broad Street 11th Floor       Officer and              of certain mutual funds
New York, NY 10004                 Treasurer               associated with Citigroup;
Birth Year: 1965                                           Controller of certain funds
                                                           associated with Citigroup (from
                                                           2002 to 2004)
Olivier Asselin                  Vice President    Since   Investment Officer of CAM Ltd        N/A                 N/A
Citigroup Asset Management       and Investment    2002
Limited ("CAM Ltd")                 Officer
Citigroup Centre
Canada Square
Canary Wharf, London
E14 5LB
Birth Year: 1963

Kevin Caliendo                   Vice President    Since   Managing Director of CGM             N/A                 N/A
CAM                              and Investment    2002    Investment Officer of SBFM
399 Park Avenue                     Officer
New York, NY 10022
Birth Year: 1970

Richard A. Freeman               Vice President    Since   Managing Director of CGM and         N/A                 N/A
CAM                              and Investment    2004    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1953

John G. Goode                    Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    1993    Investment Officer of SBFM
One Sansome Street                  Officer
36th Floor
San Francisco, CA 94104
Birth Year: 1944

Martin R. Hanley                 Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    2001    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1965

Michael A. Kagan                 Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    2000    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1960

John Lau                         Vice President    Since   Investment Officer of TIMCO          N/A                 N/A
TIMCO                            and Investment    2000
100 First Stamford Place            Officer
7th Floor
Stamford CT 06902
Birth Year: 1965

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND BIRTH YEAR        TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
Roger M. Lavan                   Vice President    Since   Managing Director of Salomon         N/A                 N/A
CAM                              and Investment    2002    Brothers Asset Management Inc
399 Park Avenue                     Officer                ("SBAM")
4th Floor
New York, NY 10022
Birth Year: 1963

Beth A. Semmel, CFA              Vice President    Since   Managing Director of SBAM            N/A                 N/A
CAM                              and Investment    2002
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1960

Peter J. Wilby, CFA              Vice President    Since   Managing Director and Chief          N/A                 N/A
CAM                              and Investment    2002    Investment Officer of SBAM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1958

David M. Zahn                    Vice President    Since   Investment Officer of CAM Ltd        N/A                 N/A
CAM Ltd                          and Investment    2002
Citigroup Centre                    Officer
Canada Square
7th Floor
Canary Wharf, London
E14 5LB
Birth Year: 1970

Andrew Beagley                       Chief         Since   Director of CGM (since 2000);        N/A                 N/A
CAM                                Anti-Money      2002    Director of Compliance, North
399 Park Avenue                    Laundering              America, CAM (since 2000); Chief
4th Floor                          Compliance              Anti-Money Laundering Compliance
New York, NY 10022                  Officer                Officer, Chief Compliance
Birth Year: 1962                                           Officer and Vice President of
                                     Chief         Since   certain mutual funds associated
                                   Compliance      2004    with Citigroup; Director of
                                    Officer                Compliance, Europe, the Middle
                                                           East and Africa, CAM (from 1999
                                                           to 2000); Chief Compliance
                                                           Officer, SBFM, CFM, TIA, Salomon
                                                           Brothers Asset Management
                                                           Limited, Smith Barney Global
                                                           Capital Management Inc.
Robert I. Frenkel                Secretary and     Since   Managing Director and General        N/A                 N/A
CAM                               Chief Legal      2003    Counsel of Global Mutual Funds
300 First Stamford Place            Officer                for CAM and its predecessor
4th Floor                                                  (since 1994); Secretary and
Stamford, CT 06902                                         Chief Legal Officer of mutual
Birth Year: 1954                                           funds associated with Citigroup

---------------

 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

 **Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

--------------------------------------------------------------------------------
 IMPORTANT TAX INFORMATION (UNAUDITED)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

                                                               DIVERSIFIED STRATEGIC       EQUITY INDEX
                                           MONEY MARKET FUND     INCOME PORTFOLIO           PORTFOLIO
------------------------------------------------------------------------------------------------------------
Record Date..............................         Daily        6/24/2004  12/27/2004  6/24/2004   12/27/2004
Payable Date.............................       Monthly        6/25/2004  12/28/2004  6/25/2004   12/28/2004
------------------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends
  Received Deduction for Corporations....            --            1.43%          --    100.00%      100.00%
------------------------------------------------------------------------------------------------------------
Interest from Federal Obligations........        51.85%               --          --         --           --
------------------------------------------------------------------------------------------------------------

                                                                                     SALOMON BROTHERS
                                                                SALOMON BROTHERS         VARIABLE
                                                                 VARIABLE GROWTH      INTERNATIONAL
                                                                 AND INCOME FUND     EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------
Record Date.................................................  6/24/2004  12/27/2004     12/27/2004
Payable Date................................................  6/25/2004  12/28/2004     12/28/2004
-----------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received
  Deduction for Corporations................................    100.00%     100.00%             --
-----------------------------------------------------------------------------------------------------
Long-Term Capital Gains.....................................         --          --        $0.5083
-----------------------------------------------------------------------------------------------------

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

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GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

TRUSTEES

Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, CFA
   Chairman
Elliot S. Jaffe
Stephen E. Kaufman
Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer
and Treasurer

Oliver Asselin
Vice President and
Investment Officer

Kevin Caliendo
Vice President and
Investment Officer

Richard A. Freeman
Vice President and
Investment Officer

John G. Goode
Vice President and
Investment Officer

Martin R. Hanley
Vice President and
Investment Officer

Michael A. Kagan
Vice President and
Investment Officer

John Lau
Vice President and
Investment Officer

Roger M. Lavan
Vice President and
Investment Officer

Beth A. Semmel, CFA
Vice President and
Investment Officer

Peter J. Wilby, CFA
Vice President and
Investment Officer

David M. Zahn
Vice President and
Investment Officer
OFFICERS (CONT'D.)

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT ADVISERS

Smith Barney Fund Management LLC
Salomon Brothers Asset Management Inc
Travelers Investment Management Company

ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

SUB-TRANSFER AGENT

PFPC Inc.

GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

SALOMON BROTHERS VARIABLE MONEY MARKET FUND

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

EQUITY INDEX PORTFOLIO

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

The Funds are separate investment funds of the Greenwich Street Series Fund, a Massachusetts business trust.

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund and is not for use with the general public.

                                        THIS REPORT MUST BE PRECEDED OR
                                        ACCOMPANIED BY A FREE PROSPECTUS.
                                        INVESTORS SHOULD CONSIDER THE FUNDS'
                                        INVESTMENT OBJECTIVES, RISKS, CHARGES
                                        AND EXPENSES CAREFULLY BEFORE INVESTING.
                                        THE PROSPECTUS CONTAINS THIS AND OTHER
                                        INFORMATION ABOUT THE FUNDS. PLEASE READ
                                        THE PROSPECTUS CAREFULLY BEFORE
                                        INVESTING.

                                        Information on how the Funds voted
                                        proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2)
                                        on the Funds' website at
                                        www.citigroupAM.com and (3) on the SEC's website at www.sec.gov.

                                        The Funds file their complete schedule
                                        of portfolio holdings with Securities
                                        Exchange Commission for the first and
                                        third quarters of each fiscal year on
                                        Form N-Q. The Funds' Forms N-Q are
                                        available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call
                                        1-800-451-2010.

                                        S-6223 P (2/05)                  05-7904

ITEM 2.     CODE OF ETHICS.

            The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

            The Board of Directors of the registrant has determined that Dwight
            B. Crane, Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees for the Greenwich Street Series Fund were $145,600 and $144,500 for the years ended 12/31/04 and 12/31/03.

(b) Audit-Related Fees for the Greenwich Street Series Fund were $0 and $0 for the years ended 12/31/04 and 12/31/03.

(c) Tax Fees for Greenwich Street Series Fund of $21,700 and $21,700 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Greenwich Street Series Fund.

(d) All Other Fees for Greenwich Street Series Fund of $0 and $0 for the years ended 12/31/04 and 12/31/03.

(e) (1) Audit Committee's pre - approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve
      (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

      The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
      (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services;
      (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      (2) For the Greenwich Street Series Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

(f)   N/A

(g) Non-audit fees billed by the Accountant for services rendered to Greenwich Street Series Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Greenwich Street Series Fund. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled "additional information" were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

(h) Yes. The Greenwich Street Series Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Greenwich Street Series Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.     [RESERVED]

ITEM 9.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            Not applicable.

ITEM 10.    CONTROLS AND PROCEDURES.

            (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

            (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11.    EXHIBITS.

(a)   Code of Ethics attached hereto.

            Exhibit 99.CODE ETH

(b)   Attached hereto.


            Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

            Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

GREENWICH STREET SERIES FUND

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      GREENWICH STREET SERIES FUND

Date: March 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      GREENWICH STREET SERIES FUND

Date: March 9, 2005

By:   /s/ Kaprel Ozsolak
      Kaprel Ozsolak
      Chief Financial Officer of
      GREENWICH STREET SERIES FUND

Date: March 9, 2005